     As filed with the Securities and Exchange Commission on April 27, 1999
                                                        Registration No.33-77256

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 9
                          TO THE REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF l933



                             SEPARATE ACCOUNT THREE
                                       OF
                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                              (Exact name of trust)

                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                               (Name of depositor)

                             500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of depositor's principal executive offices)


                 JAMES D. GALLAGHER, ESQ.                                           Notice to:
               Secretary and General Counsel                                  J. Sumner Jones, Esq.
    The Manufacturers Life Insurance Company of America                 Jones & Blouch L.L.P., Suite 405W
                     73 Tremont Street                                  1025 Thomas Jefferson Street, N.W
                     Boston, MA 02108                                      Washington, D.C. 20007-0805
          (Name and Address of Agent for Service)

It is proposed that this filing will become effective:


____ immediately upon filing pursuant to paragraph (b) of Rule 485
_X__ on May 1, 1999 pursuant to paragraph (b) of Rule 485
____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
____ on [date] pursuant to paragraph (a)(1) of Rule 485
____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             SEPARATE ACCOUNT THREE
             OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

Form N- 8B-2
Item No.          Caption in Prospectus
1                 Cover Page; General Information About Manufacturers Life of America, Separate Account Three,
                  and Manufacturers Investment Trust (Manufacturers Life of America's Separate Account Three)
2                 Cover Page; General Information About Manufacturers Life of America, Separate Account Three,
                  and Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)
3                 *
4                 Miscellaneous Matters (Distribution of the Policy)
5                 General Information About Manufacturers Life Of America, Separate Account Three, and
                  Manufacturers Investment Trust (Manufacturers Life of America's Separate Account Three)
6                 General Information About Manufacturers Life of America, Separate Account Three, Manufacturers
                  Investment Trust (Manufacturers Life of America's Separate Account Three)
7                 *
8                 *
9                 Miscellaneous Matters (Pending Litigation)
10                Detailed Information About The Policies
11                General Information About Manufacturers Life Of America, Separate Account Three, and
                  Manufacturers Investment Trust (Manufacturers Investment Series Trust)
12                General Information About Manufacturers Life Of America, Separate Account Three, and
                  Manufacturers Investment Trust (Manufacturers Investment Series Trust)
13                Detailed Information About The Policies (Charges and Deductions)
14                Detailed Information About the Policies (Premium Provisions -- Policy Issue and Initial
                  Premium); Miscellaneous Matters (Responsibilities Assumed By Manufacturers Life)
15                Detailed Information About The Policies (Premium Provisions -- Policy Issue and Initial Premium)
16                General Information About Manufacturers Life Of America, Separate Account Three, and
                  Manufacturers Investment Trust (Manufacturers Investment Trust)
17                Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders);
                  Other Provisions -- Payment of Proceeds)
18                General Information About Manufacturers Life Of America, Separate Account Three, and
                  Manufacturers Investment Trust
19                Detailed Information About The Policies (Other Provisions -- Reports To Policyowners);
                  Miscellaneous Matters (Responsibilities Assumed By Manufacturers Life)
20                General Information About Manufacturers Life Of America, Separate Account Three, and
                  Manufacturers Investment Trust; Miscellaneous Matters (Responsibilities Assumed By
                  Manufacturers Life)
21                Detailed Information About The Policies (Policy Values -- Policy Loans)
22                *
23                **
24                Detailed Information About the Policies (Other General Policy Provisions)
25                General Information About Manufacturers Life Of America, Separate Account Three, Manufacturers
                  Investment Trust (Manufacturers Life Of America And Manufacturers Life)
26                *

27                General Information About Manufacturers Life Of America, Separate Account Three, and
                  Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)
28                Miscellaneous Matters (Directors And Officers Of Manufacturers Life Of America)
29                General Information About Manufacturers Life Of America, Separate Account Three, and
                  Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)
30                *
31                *
32                *
33                *
34                *
35                Miscellaneous Matters (State Regulations)
36                *
37                *
38                Miscellaneous Matters (Distribution of the Policy; Responsibilities Assumed By Manufacturers
                  Life)
39                Miscellaneous Matters (Distribution of the Policy)
40                *
41(a)             Miscellaneous Matters (Distribution of the Policy)
41(b)             **
41(c)             **
42                *
43                *
44                Detailed Information About The Policies (Policy Values -- Policy Value)
45                *
46                Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders;
                  Other Provisions -- Payment of Proceeds)
47                General Information About Manufacturers Life Of America, Separate Account Three, and
                  Manufacturers Investment Trust (Manufacturers Investment Trust)
48                *
49                *
50                *
51                Detailed Information About The Policies
52                Detailed Information About The Policies (Miscellaneous Matters -- Portfolio Share Substitution)
53                **
54                *
55                *
56                *
57                *
58                *
59                Financial Statements

*  Omitted since answer is negative or item is not applicable.
** Omitted.

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF AMERICA
SEPARATE ACCOUNT THREE
VENTURE SVUL

FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes the flexible premium survivorship variable life insurance policy (the "Policy") issued by The Manufacturers Life Insurance Company of America ("we" or "us"). The Policies provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value and the amount of insurance coverage. This flexibility allows you, the policyowner or policyowners, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

     - Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of our Separate Account Three (the "Separate Account").

     - We invest the assets of each sub-account in shares of a corresponding investment portfolio ("Portfolio") of a mutual fund, Manufacturers Investment Trust (the "Trust"). The Trust Portfolios available to you are set forth under the sub-heading "Eligible Portfolios." We may add other sub-accounts and Portfolios in the future. The accompanying Trust prospectus and the corresponding statement of additional information more fully describe the Trust, the Portfolios and their investment objectives.

You should ask one of our representatives if changing, or adding to, existing insurance coverage would be advantageous. You should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.

Because of the substantial nature of the surrender charges in the early years, the Policy is not suitable for short-term investment purposes. If you are contemplating surrendering a Policy, you should pay special attention to the sales charge limitation provisions described in this prospectus. These limitations apply only during the first two years following the Policy date or following an increase in face amount.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE POLICY THAT YOU SHOULD KNOW BEFORE INVESTING.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

Home Office:                                 Service Office:
500 N. Woodward Avenue                       200 Bloor Street  east
Bloomfield Hills, Michigan 48304             Toronto, Ontario, Canada M4W 1E5
                                                  Telephone: 1-800-427-4546
                                                             (1-800-VARILIN[E])


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

                               PROSPECTUS CONTENTS

                                                                                            PAGE
                                                                                            ----
INTRODUCTION TO POLICIES................................................................
GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE
TRUST...................................................................................
     Manufacturers Life of America And Manufacturers Life...............................
     Manufacturers Life of America's Separate Account
      Three.............................................................................
     Manufacturers Investment Trust.....................................................
DETAILED INFORMATION ABOUT THE POLICIES.................................................
  PREMIUM PROVISIONS....................................................................
     Policy Issue And Initial Premium...................................................
     Premium Allocation.................................................................
     Premium Limitations.................................................................
     Short-Term Cancellation Right And
       "Free Look" Provisions...........................................................
  PROVISIONS FOR AVOIDING LAPSE.........................................................
     No Lapse Guarantee.................................................................
     Death Benefit Guarantee............................................................
  INSURANCE BENEFIT.....................................................................
     The Insurance Benefit..............................................................
     Death Benefit Options..............................................................
     Death Benefit Option Changes.......................................................
     Face Amount Changes................................................................
  POLICY VALUES.........................................................................
     Policy Value.......................................................................
     Transfers Of Policy Value..........................................................
     Policy Loans.......................................................................
     Partial Withdrawals And Surrenders.................................................
CHARGES AND DEDUCTIONS..................................................................
     Deductions From Premiums...........................................................
     Surrender Charges..................................................................
     Monthly Deductions.................................................................
     Administration Charge..............................................................
     Cost Of Insurance Charge...........................................................
     Mortality And Expense Risks Charge.................................................
     Other Charges......................................................................
     Special Provisions For Group Or Sponsored
      Arrangements......................................................................
     Special Provisions For Exchanges...................................................
     The General Account................................................................
  OTHER GENERAL POLICY PROVISIONS.......................................................
     Policy Default.....................................................................
     Policy Reinstatement...............................................................
     Miscellaneous Policy Provisions....................................................
  OTHER PROVISIONS......................................................................
     Supplementary Benefits.............................................................
     Payment Of Proceeds................................................................
     Reports To Policyowners............................................................
  MISCELLANEOUS MATTERS.................................................................
     Portfolio Share Substitution.......................................................
     Federal Income Tax Considerations..................................................
     Tax Status Of The Policy...........................................................
     Tax Treatment Of Policy Benefits...................................................

     The Company's Taxes................................................................
Distribution Of The Policy..............................................................
     Responsibilities Assumed By Manufacturers Life.....................................
     Voting Rights......................................................................
     Directors And Officers Of Manufacturers Life of America............................
     State Regulations..................................................................
     Pending Litigation.................................................................
     Additional Information.............................................................
     Legal Matters......................................................................
     Independent Auditors...............................................................
     Impact of Year 2000................................................................
Financial Statements....................................................................
Appendices..............................................................................
A.  Sample Illustrations Of Policy Values, Cash Surrender Values And Death Benefits.....
B.  Definitions.........................................................................


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE THE OFFERING WOULD NOT BE LAWFUL. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

INTRODUCTION TO POLICIES

The following summary describes the most important features of the Policy. It is not a complete description. You should read all of this prospectus to fully understand the provisions of the Policy.

GENERAL

The Policy provides a death benefit at the time of the death of the last surviving life insured.

You may pay premiums at any time and in any amount, subject to certain limitations.

You may instruct us how to allocate your premiums, net of certain deductions, among one or more of our general account and the sub-accounts of the Separate Account. We invest the premiums you allocate to the sub-accounts of the Separate Account in shares of corresponding Portfolios of the Trust. You may change allocation instructions at any time. You may also transfer amounts among the sub-accounts subject to certain restrictions (see "Transfers of Policy Value"). If the Policy is owned by two or more persons, we require each policyowner to authorize any action on the Policy.

The Portfolios currently available to you are set forth beginning on the inside front cover of this prospectus. In the future, we may make available other sub-accounts and Portfolios.

The Policy has a Policy Value reflecting premiums you have paid, the investment performance of the accounts to which you have allocated premiums, and certain charges for expenses and cost of insurance. You may obtain a portion of the Policy Value by taking a policy loan, making a partial withdrawal, or fully surrendering the Policy.

DEATH BENEFIT

DEATH BENEFIT OPTIONS.  You choose one of two death benefit options:

     -   a death benefit equal to the face amount of the Policy, or

     - a death benefit equal to the face amount of the Policy plus the Policy Value.

Under either option, the death benefit may have to be increased to satisfy the so-called "corridor percentage test" under the definition of life insurance in the Internal Revenue Code of 1986, as amended (the "Code"). See DETAILED INFORMATION ABOUT THE POLICIES: INSURANCE BENEFIT -- "The Insurance Benefit" and "Death Benefit Options."

YOU MAY CHANGE THE DEATH BENEFIT OPTION. You may change the death benefit option after the Policy has been in force for two years. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Death Benefit Option Changes."

YOU MAY INCREASE THE FACE AMOUNT. After the Policy has been in force for two years, you may increase the face amount of the Policy once per policy year. You may have to furnish satisfactory evidence of your insurability. Usually a Policy will have new surrender charges after an increase. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

YOU MAY DECREASE THE FACE AMOUNT. After the Policy has been in force for two years, you may decrease the face amount once per policy year, except during the two-year period following any increase in face amount. During the two-year period following an increase, you may choose to decrease the increased face amount. Such a decrease will result in the deduction of certain surrender charges from Policy Value. Also during the two-year period following an increase, the deferred sales charge for the increase is subject to the Policy's sales charge limitation provisions. A decrease in face amount may result in the deduction of certain surrender charges from Policy Value. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

DEATH BENEFIT GUARANTEE

A Death Benefit Guarantee is available under the Policies. As long as the Death Benefit Guarantee Cumulative Premium Test or, where applicable, the Fund Value Test is satisfied, and regardless of the investment performance of the Portfolios underlying the Policy Value, we guarantee that the Policy will not go into default:

      - prior to the youngest life insured's attaining age 100 if Death Benefit Option 1 is maintained throughout the life of the Policy and

      - prior to the youngest life insured's attaining age 85, or when he or she would have attained age 85, if living, if Death Benefit Option 2 is selected at any time.

NO LAPSE GUARANTEE

As long as the No Lapse Guarantee Cumulative Premium Test is satisfied, we guarantee that the Policy will not go into default during the No Lapse Guarantee Period. For lives insured with an average Issue Age of up to and including age 70, the No Lapse Guarantee Period is 10 years. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average age exceeds 70, until average age 77. From average age 77 to 85, the No Lapse Guarantee Period is fixed at three years. The No Lapse Guarantee is not available to life insureds whose average Issue Age exceeds 85. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT - "No Lapse Guarantee."

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging ("DCA") program, you may designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account.

Each transfer under the DCA program must be of a minimum amount as set by us. We may change this minimum at any time in our discretion. Currently, there is no charge for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, we will charge $5 for each transfer under this program. We will deduct the charge from the value of the Investment Account out of which the transfer occurs. If insufficient funds exist to effect a DCA transfer, including the charge, if applicable, we will not effect the transfer and will so notify you.

We may cease to offer this program as of 90 days after sending you written notice of discontinuance.


ASSET ALLOCATION BALANCER TRANSFERS


Under our Asset Allocation Balancer program, you may designate an allocation of Policy Value among Investment Accounts. At six-month intervals , we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation.

Currently, there is no charge for this program. We may, however, institute a charge on 90 days' notice to you. We may also cease to offer this program as of 90 days after sending you written notice of discontinuance.

PREMIUM PAYMENTS ARE FLEXIBLE

You may pay premiums at any time and in any amount, subject to certain limitations. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Issue" and "Premium Limitations."

You must pay at least the Initial Premium to put the Policy in force. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Limitations" and "Death Benefit Guarantee."

After the Initial Premium is paid there is no minimum premium required. However, minimum premiums are required to maintain the Death Benefit Guarantee or the No Lapse Guarantee. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT
- "Death Benefit Guarantee" and "No Lapse Guarantee." In addition, certain premium payments may be required to keep the Policy from lapsing. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

The Policy is subject to maximum premium limitations to ensure that it qualifies as life insurance under the Code. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Premium Limitations."

THE POLICY VALUE

The Policy has a Policy Value which reflects the following:


      - the premium payments you have made, together with the investment performance of the sub accounts to which you have allocated net premiums; plus


      - the interest we have credited to amounts allocated to our general account; less

      -    any partial withdrawals you have made; and less

      -    any charges we have deducted under the Policy.

The Policy Value is the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account.

INVESTMENT ACCOUNT. We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you have allocated net premiums or transferred amounts. An Investment Account measures the interest of the Policy in the corresponding sub-account.

The value of each Investment Account varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

FIXED ACCOUNT. The Fixed Account consists of that portion of the Policy Value based on net premiums allocated to, and amounts transferred to, our general account.

We credit interest on amounts in the Fixed Account at an effective annual rate guaranteed to be at least 4%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES - "The General Account."

LOAN ACCOUNT. When you take a policy loan, we will establish a Loan Account under the Policy and transfer an amount from the Investment Accounts and the Fixed Account to the Loan Account.

We will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited on loan amounts will be the rate charged on loan amounts less an interest rate differential. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

TRANSFERS ARE PERMITTED. You may transfer amounts among Investment Accounts and the Fixed Account, subject to certain restrictions. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

We permit twelve transfers per policy year at no cost to you. Additional transfers will cost $25 per transfer. We will treat requests for more than one transfer at the same time as a single request.

USING THE POLICY VALUE.

BORROWING AGAINST THE POLICY VALUE. You may borrow against the Policy Value. In most states, the minimum loan amount is $500.

Loan interest will be charged on a fixed basis at an effective annual rate of 5.75%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

PARTIAL WITHDRAWAL OF THE POLICY VALUE. After a Policy has been in force for two years, you may make a partial withdrawal of the Policy Value. In most states, the minimum amount you may withdraw is $500. You may specify that the withdrawal be made from a specific Investment Account or the Fixed Account.

A partial withdrawal may result in a reduction in the face amount of the Policy. It may also result in the assessment of a portion of the surrender charges to which the Policy is subject. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders" and CHARGES AND DEDUCTIONS -- "Surrender Charges."

SURRENDER OF THE POLICY FOR NET CASH SURRENDER VALUE. You may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is equal to the Policy Value less surrender charges, outstanding monthly deductions due and the value of the Loan Account. Surrender of a Policy during the Surrender Charge Period will usually result in our assessing surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders" and CHARGES AND DEDUCTIONS -- "Surrender Charges."

CHARGES AND DEDUCTIONS

1)   DEDUCTIONS FROM PREMIUMS. We deduct:

      - 2.35% of all premiums paid, for state and local taxes (except for Oregon where no premium tax is deducted), and 1.25% of all premiums paid for federal taxes, to the end of the tenth policy year. Currently we expect this deduction to cease after the tenth policy year.

      - a sales charge of 5.5% of the premiums paid, in the current policy year, up to a maximum of the Target Premium for the current policy year. This deduction is taken to the end of the tenth policy year. See DETAILED INFORMATION ABOUT THE POLICIES; CHARGES AND DEDUCTIONS - "Deductions from Premiums."

2) SURRENDER CHARGES. We deduct a deferred underwriting charge and a deferred sales charge if:

      -    you surrender the Policy,

      -    you make a partial withdrawal in excess of the Withdrawal Tier
           Amount,

      -    you decrease the face amount of the Policy, or

      -    the Policy lapses.

The deferred underwriting charge is $4 for each $1,000 of face amount.

The maximum deferred sales charge is 100% of the lower of first-year premium or the Target premium.




3) MONTHLY DEDUCTIONS. We deduct monthly:

      - an administration charge of $.04 per $1,000 of face amount , until the later of the fifteenth policy year or the time the youngest life insured reaches Attained Age 55, or when he or she would have attained age 55, if living; thereafter the administration charge is
           0. The minimum monthly charge is $30; the maximum is $60;

      -    a charge for the cost of insurance;

      - a charge for mortality and expense risks of 0.67% through the later of the tenth policy year and the youngest life insured's reaching Attained Age 55, or when he or she would have attained age 55, if living; we currently expect the charge for mortality and expense risks thereafter to be .0125%; and

      -    charge(s) for any supplementary benefit(s) added to the Policy.

If the Policy is still in force when the youngest life insured reaches or would have reached age 100, we will not take any further monthly deductions from the Policy Value.

4) OTHER CHARGES.

TRANSFER FEES. We impose charges on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve per policy year and a $5 charge for each transfer under the DCA program if Policy Value does not exceed $15,000. We treat multiple transfer requests received at the same time as a single request. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Transfers Of Policy Value."

INVESTMENT MANAGEMENT FEES AND EXPENSES


The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The Trust (excluding the Lifestyle Trusts) pays investment management fees that range from 0.25% to 1.10% of the assets of the Portfolios. In addition, the Portfolios' other expenses range from between 0.04% and 0.36% of the assets of the Portfolios (excluding the Lifestyle Trusts). Because each Lifestyle Trust invests in shares of other Portfolios, each bears its pro rata share of the fees and expenses incurred by the other Portfolios.

The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.


 We reserve the right to charge or establish a provision for any federal, state or local taxes that may be attributable to the Separate Account or our operations with respect to the Policies. This charge or provision for taxes would be in addition to the deductions for state, local and federal taxes currently being made.

SUPPLEMENTARY BENEFITS

You may choose to add certain supplementary benefits to the Policy. These supplementary benefits include an estate preservation rider and a policy split option. We will deduct the cost of any supplementary benefits from the Policy Value monthly. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER PROVISIONS -- "Supplementary Benefits."

DEFAULT

Unless the Death Benefit Guarantee or No Lapse Guarantee is in effect, the Policy will go into default if the Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly charges then due. The Policy will not go into default if it qualifies for the Death Benefit Guarantee or No Lapse Guarantee. We will send you a notice if the Policy goes into default. You will have a grace period in which to make a premium payment sufficient to bring the Policy out of default. If you do not pay the required premium during the grace period, the Policy will terminate. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Default."

REINSTATEMENT

If your Policy is terminated, you may have it reinstated within either the 21-day or five-year period following the date of termination if certain conditions are met. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Reinstatement."

FREE LOOK. You may return a Policy for a refund of premium within the latest of:


      -    10 days after you receive the Policy,

      -    45 days after you sign the application for the Policy, or

      - 10 days after we mail or deliver a notice of this right of withdrawal.


If you request an increase in face amount which results in new surrender charges, the "free look" provision will also apply to the increase. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Short-Term Cancellation Right and `Free Look' Provisions."

FEDERAL TAX MATTERS

We believe that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Code. There is less guidance available to determine if a Policy issued on a substandard basis would satisfy the Section 7702 definition, particularly if the policyowner pays the full amount of premiums permitted under such a Policy. If your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under the Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations (Tax Status of the Policy)."

Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract" ("MEC"). If the Policy is a MEC, then all pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. The Company has established appropriate procedures for monitoring the compliance of policies with Section 7702A of the Code (the "MEC" Rules). See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations," "Tax Status of the Policy" and "Tax Treatment of Policy Benefits."

If the Policy is not a MEC, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions.

Select Loans may, however, be treated as taxable distributions. If you are considering the use of systematic Policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value such that the Policy would lapse in the absence of additional payments. The premium payment necessary to avert lapse would increase with the average age of the lives of the insured. Finally, neither distributions nor loans under a Policy that is not a MEC are subject to the 10% penalty tax. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS "Distributions from Policies Not Classified as Modified Endowment Contracts."

The United States Congress has in the past considered, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations or adopt new interpretations of existing laws; state tax laws or, if the policyowner is not a United States resident, foreign tax laws may affect the tax consequences to the policyowner, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest that you consult a tax adviser.

ESTATE AND GENERATION-SKIPPING TAXES

The proceeds of the Policy may be taxable under Estate and Generation-Skipping Tax provisions of the Code. You should consult your tax adviser regarding these taxes.

GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE TRUST

MANUFACTURERS LIFE OF AMERICA AND MANUFACTURERS LIFE

We are a stock life insurance company governed by the laws of Michigan. We are licensed to do business as a life insurance company in the District of Columbia and all states of the United States except New York. We are an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life"), a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America and rank among the 60 largest life insurers in the world as measured by assets.


We and Manufacturers Life have received the following ratings from independent rating agencies: Standard and Poor's Insurance Rating Service -- AA+ (for financial strength), A.M. Best Company -- A++ (for financial strength), Duff & Phelps Credit Rating Co. -- AAA (for claims paying ability), and Moody's Investors Service, Inc. - Aa2 (for financial strength). Neither we nor Manufacturers Life guarantees the investment performance of the Separate Account.


On January 20, 1998, the Board of Directors of Manufacturers Life announced that it had asked the management of Manufacturers Life to prepare a plan for conversion of Manufacturers Life from a mutual life insurance company to an investor-owned, publicly traded stock company. Any demutualization plan for Manufacturers Life is subject to the approval of its Board of Directors and participating policy holders, as well as regulatory approval.

MANUFACTURERS LIFE OF AMERICA'S SEPARATE ACCOUNT THREE

We established the Separate Account on August 22, 1986. The Separate Account holds assets that are segregated from all of our other assets. It is currently used only to support variable life insurance policies.

We are the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business we conduct. However, our obligations under the policies are part of our general corporate obligations.

The Separate Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of us.

MANUFACTURERS INVESTMENT TRUST

We invest the assets of each sub-account of the Separate Account in shares of a corresponding Portfolio of the Trust. The Trust, a mutual fund, is registered under the 1940 Act as an open-end management investment company. It receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. It too is an indirect wholly-owned subsidiary of Manufacturers Life. The Trust also employs sub-advisers to perform the securities selection process.

The Separate Account purchases and redeems shares of the Trust at net asset value. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The list of the Trust's investment Portfolios available to you under the Policy, brief summaries of their respective investment are set forth below. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus. You should read the Trust prospectus together with this prospectus.

We use shares of the Trust to support benefits under both variable annuity contracts and variable life insurance policies that we or life insurance companies affiliated with us issue. We also purchase shares through our general account for certain limited purposes including providing initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of benefits under both types of policies, you should review the accompanying Trust prospectus.


ELIGIBLE PORTFOLIOS

The Portfolios of the Trust in which you may invest net premiums under the Policies are listed below, together with summary descriptions of their respective investment objectives.

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The AGGRESSIVE GROWTH TRUST (formerly, the Pilgrim Baxter Growth Trust) seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST (formerly, the Emerging Growth Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of small capitalization ("small cap") growth companies. In general, companies in which the portfolios invests will have market cap values of less than $1.5 billion at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization between $50 million and $1 billion.

The MID CAP GROWTH TRUST (formerly, the Small/Mid Cap Trust) seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of companies with market capitalizations that approximately match the range of capitalization of the Wilshire Mid Cap 750 Index.

The OVERSEAS TRUST (formerly, the International Growth & Income Trust) seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolios' assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). The portfolios expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

The MID CAP BLEND TRUST (formerly, the Equity Trust) seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

The SMALL COMPANY VALUE TRUST seeks long term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST (formerly, the Aggressive Asset Allocation Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the portfolio are expected to pay dividends.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's Composite Stock Price Index.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST (formerly, the Moderate Asset Allocation Trust) seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed-income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST (formerly, the Global Government Bond Trust) seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU),and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on PIMCO's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST (formerly, the Conservative Asset Allocation Trust) seeks high total return as is consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed-income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


DETAILED INFORMATION ABOUT THE POLICIES

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the corridor percentage test (see "Death Benefit Options").

PREMIUM PROVISIONS

POLICY ISSUE AND INITIAL PREMIUM

To purchase a Policy, you must submit a completed application. We will generally issue a Policy only if it has a face amount of at least $250,000. Generally, we issue a Policy only to persons between ages 0 and 90. In certain circumstances we may in our sole discretion issue a Policy to persons above age 90. Before issuing a Policy, we will require evidence of insurability satisfactory to us. Each life insured will have a risk class of preferred/non-smoker, preferred/smoker, standard/non-smoker or standard/smoker as determined by our underwriting rules. We may issue Policies to persons who fail to meet standard underwriting requirements by assigning an additional rating.

We will accept an application if it meets our insurance underwriting rules. Each Policy has an effective date and a policy date. The effective date is the date we become obligated under the Policy and take the first monthly deductions, other than for backdated policies (which are described below). The policy date is the date used to calculate the insurance age. It is also the date from which policy years, policy months and policy anniversaries are all determined.

If an application is accompanied by a check for at least the Initial Premium and we accept the application, the policy date will be the date we receive the application and check at our Service Office. The effective date will be the date our underwriters approve issuance of the Policy. If an application is accompanied by a check for at least the Initial Premium, the life insured may be covered under the terms of a conditional insurance agreement until the effective date.

If an application that we accept is not accompanied by a check for at least the Initial Premium, we will issue the Policy with a policy date which is seven days after issuance of the Policy (the "issue date") and with an effective date which is the date our Service Office receives at least the Initial Premium. In certain situations a different policy date may be used. We must receive the Initial Premium within 60 days after the policy date; however, we may require the Initial Premium within 30 days on Policies issued with Additional Ratings. If the Initial Premium is not paid or if the application is rejected, we will cancel the Policy and return any premiums paid to the applicant.

Under certain circumstances we may issue a Policy with a backdated policy date. A Policy will not be backdated more than six months (12 months where allowed by state regulation) before the date of the application for the Policy. Monthly deductions will be made for the period the policy date is backdated.

We will credit interest on all premiums received prior to the effective date of a Policy from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust. On the effective date, we will allocate the premiums paid plus interest credited, net of deductions for federal, state and local taxes and the premium charge, among the Investment Accounts and/or the Fixed Account in accordance with your instructions.

We will allocate all premiums received on or after the effective date of the Policy among the Investment Accounts or the Fixed Account as of the date the premiums were received at our Service Office. Monthly deductions are made as of the policy date and at the beginning of each policy month thereafter. However, if due prior to the effective date on a backdated policy, they will be made as of the effective date instead of the dates they were due.

PREMIUM ALLOCATION

You may allocate your premium payments, net of deductions, to either the Fixed Account or to one or more of the Investment Accounts. Amounts allocated to the Fixed Account will accumulate at an annual rate of interest equal to at least 4%. We will invest amounts allocated to the Investment Accounts in shares of the Portfolios held by the corresponding sub-accounts of the Separate Account. Your allocation must be made as a percentage of the Net Premium. The percentage may be any whole number between zero and 100, provided the total percentage equals
100. You may change your allocation at any time without charge. The change will take effect as of the date a written or telephone request for change, in a format satisfactory to us, is received at our Service Office.


PREMIUM LIMITATIONS

After you pay the Initial Premium, you may pay additional premiums at any time and in any amount during the lifetime of any of the lives insured subject to certain limitations. After the Initial Premium, all premiums must be paid to our Service Office. Unlike traditional insurance, premiums are not payable at specified intervals or in specified amounts. Your Policy will be issued with a Planned Premium which is based on the amount of premium you wish to pay. We recommend as the Planned Premium a premium amount that will satisfy the requirements of the No Lapse Guarantee Cumulative Premium Test or the Death Benefit Guarantee.

We will send you notices setting forth the Planned Premium at the payment interval you select, unless you are making payments pursuant to a pre-authorized payment plan. However, you are under no obligation to make the indicated payment.

We will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case we will accept a payment of as little as $10. We may change these as of 90 days after giving you written notice. The Policies also limit the sum of the premiums that may be paid at any time in order to preserve the qualification of the Policies as life insurance for federal tax purposes. These limitations are set forth in each Policy. We reserve the right to refuse or refund any premium payments that may cause a Policy to fail to qualify as life insurance under applicable tax law.

SHORT-TERM CANCELLATION RIGHT AND "FREE LOOK" PROVISIONS

You may return a Policy for a refund of the premium within the latest of:

      -    10 days after it is received,

      -    45 days after the application for the Policy is signed, or

      -    10 days after we mail or deliver a notice of right of withdrawal.

The Policy can be mailed or delivered to our agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy is deemed void from the beginning. Within seven days after receipt of the returned Policy at our Service Office, we will refund any premium paid. We reserve the right to delay the refund of any premium paid by check until the check has cleared.

If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If you cancel the increase, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

PROVISIONS FOR AVOIDING LAPSE

NO LAPSE GUARANTEE

In those states where it is permitted, you may elect the No Lapse Guarantee. If elected, as long as the No Lapse Guarantee Cumulative Premium Test (see below) is satisfied during the No Lapse Guarantee Period, we guarantee that the Policy will not go into default (see OTHER GENERAL PROVISIONS -- "Policy Default"). Our guarantee applies even if a combination of Policy loans, adverse investment experience and other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

The No Lapse Guarantee Period terminates at the end of the tenth policy year for lives insured with an average Issue Age up to and including 70. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average age exceeds 70, until the average age reaches 77. For lives insured with an average Issue Age between 77 and 85, the No Lapse Guarantee Period is three years. The No Lapse Guarantee is not offered to lives insured whose average Issue Age exceeds 85.

While the No Lapse Guarantee is in effect, we will determine at the beginning of each policy month whether the No Lapse Guarantee Cumulative Premium Test, described below, has been satisfied. If it has not been satisfied, we will notify you and allow a 61-day grace period in which you may make a premium payment sufficient to keep the No Lapse Guarantee in effect. This required payment, as described in the notification to you, will be equal to the outstanding premium required to meet the No Lapse Guarantee Cumulative Premium Test as of the date the No Lapse Guarantee was not satisfied plus the Monthly No Lapse Guarantee Premium due for the next two policy months.

If the required payment is not received by the end of the grace period, the No Lapse Guarantee will terminate. Thereafter, the Policy may go into default. A death benefit option change will also terminate the No Lapse Guarantee if it is in effect at the time of the change. The No Lapse Guarantee cannot be reinstated after it has been terminated. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default," and INSURANCE BENEFIT -- "Death Benefit Option Changes."

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST. The No Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the policy month, the sum of all premiums paid to date less any partial withdrawals and less any Policy Debt is at least equal to the sum of the Monthly No Lapse Guarantee Premiums due since the policy date.

The Monthly No Lapse Guarantee Premium is one-twelfth of the No Lapse Guarantee Premium.

The No Lapse Guarantee Premium is equal to the Target Premium and any Additional Rating, if applicable. The No Lapse Guarantee Premium is set forth in the Policy. It is subject to change if you change the face amount of the Policy (see INSURANCE BENEFIT -- "Face Amount Changes"), or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

DEATH BENEFIT GUARANTEE

If permitted by state law and if you elect, we will guarantee that the Policy will not go into default if the Death Benefit Guarantee Cumulative Premium Test (see below) is satisfied. (See OTHER GENERAL POLICY PROVISIONS -- "Policy Default".) Our guarantee applies even if a combination of policy loans, adverse investment experience or other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

If after the tenth policy year the Death Benefit Guarantee Cumulative Premium Test is not satisfied but the Fund Value Test (see below) is satisfied, we will keep the Death Benefit Guarantee in effect.

This Death Benefit Guarantee will expire at the end of a policy year specified in the Policy. Currently, the specified policy year is

     (i) the year in which the youngest life insured reaches or would have reached Attained Age 100 if Death Benefit Option 1 is maintained throughout the life of the Policy, and

     (ii) the year in which the youngest life insured reaches or would have reached Attained Age 85 if Death Benefit Option 2 is selected at any time.

While the Death Benefit Guarantee is in effect, we will determine at the beginning of each policy month whether the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been satisfied.

If neither has been satisfied, we will notify you and allow a 61-day grace period in which you may make a premium payment sufficient to keep the Death Benefit Guarantee in effect. The required payment stated in the notification will be equal to the outstanding premium required to meet the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test at the date neither test was satisfied, plus the Monthly Minimum Death Benefit Guarantee Premium due for the next two policy months. If the required payment is not received by the end of the grace period, the Death Benefit Guarantee will terminate, and the Policy may go into default. Once the Death Benefit Guarantee is terminated, it cannot be reinstated.

POLICIES WITH FACE AMOUNTS UNDER $250,000. If permitted by state law and you elect, we will guarantee that a Policy issued by us with a face amount less than $250,000 at issue or after face amount decrease will not go into default during the first three policy years if the Cumulative Premium Test is satisfied. Our guarantee applies even if a combination of policy loans, adverse investment experience or other factors should causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month. After the third policy anniversary, the Death Benefit Guarantee terminates.

DEATH BENEFIT GUARANTEE CUMULATIVE PREMIUM TEST. The Death Benefit Guarantee Cumulative Premium Test is satisfied if at the beginning of each policy month the sum of all premiums paid to date less any partial withdrawals and any Policy Debt is at least equal to the sum of the Monthly Death Benefit Guarantee Premiums due since the policy date.

The Death Benefit Guarantee Premium is set forth in the Policy. It is subject to change if you change the face amount of the Policy or the death benefit option (see -- "Death Benefit Option Changes" and "Face Amount Changes") or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

FUND VALUE TEST. The Fund Value Test is applicable after the end of the tenth year of the Policy. The Fund Value Test is satisfied if at the beginning of each policy month the Net Policy Value is greater than or equal to the Gross Single Premium.

INSURANCE BENEFIT

THE INSURANCE BENEFIT

If the Policy is in force at the time of the last surviving life insured's death, we will pay , upon receipt of due proof of death, an insurance benefit based on the death benefit option that you select. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Loan Account at the date of death. The insurance benefit will be paid in one sum unless we and the beneficiary agree upon another form of settlement. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the last surviving life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

You may select one of two death benefit options -- Option 1 and Option 2.

Under Option 1 the death benefit is the greater of

      -    the face amount of the Policy, or

      - the Policy Value multiplied by the applicable percentage in the table set forth below.

Under Option 2 the death benefit is the greater of

      -    the face amount of the Policy plus the Policy Value, or

      - the Policy Value multiplied by the applicable percentage in the following table set forth below.

Age in the table refers to the age of the youngest life insured or the age such person would have reached.

-------------------------------------------------------------------------------------------------------------
AGE               CORRIDOR                 AGE         CORRIDOR                  AGE            CORRIDOR
                  PERCENTAGE                           PERCENTAGE                               PERCENTAGE
-------------------------------------------------------------------------------------------------------------
40 & below        250%                     53          164                       67             118
41                243                      54          157                       68             117
42                236                      55          150                       69             116
43                229                      56          146                       70             115
44                222                      57          142                       71             113
45                215                      58          138                       72             111
58                138                      59          134                       73             109
46                209                      60          130                       74             107
47                203                      61          128                       75-90          105
48                197                      62          126                       91             104
49                191                      63          124                       92             103
50                185                      64          122                       93             102
51                178                      65          120                       94             101
52                171                      66          119                       95& above      100

Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever we use the "corridor percentages" to determine the amount of the death benefit. This will occur whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option.

For example, assume the youngest life insured under a Policy with a face amount of $400,000 has an Attained Age of 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $160,000 (250% x $160,000 = $400,000). If the Policy Value is less than $160,000, an incremental change in Policy Value will have no effect on the death benefit. If the Policy Value is greater than $160,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5. Thus, if the Policy Value were to increase to $160,010, the death benefit would be increased to $400,025 (250% x $160,010 = $400,025).

If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $266,667 (250% x $266,667 = $666,667). At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $266,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $266,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

DEATH BENEFIT OPTION CHANGES

Your initial selection of the death benefit option is made in the application. After the Policy has been in force for two years, you may change the death benefit option. The change will be effective as of the next policy anniversary following a request. Your written request for a change must be received by us at least 30 days prior to a policy anniversary in order to become effective on that date. We reserve the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in death benefit option will result in a change in the Policy's face amount. The change in face amount is required to avoid any change in the amount of the death benefit.

------------------------------------------------------------------------------------------------------------
                                 If the change in death benefit is from OPTION 1 TO OPTION 2, the new face
CHANGE TO OPTION 2               amount will be equal to the face amount prior to the change minus the
                                 Policy Value on the effective date of the change. Thereafter, the death
NEW FACE AMOUNT =                benefit will vary with changes in the policy Value. A change to Option 2
OLD FACE AMOUNT                  will not be allowed if it would cause the face amount of the Policy to go
    MINUS                        below the minimum face amount of $250,000. A change to Option 2 will
 POLICY VALUE                    shorten the Death Benefit Guarantee Period to the year in which the younger Insured reaches average Attained Age 85.

------------------------------------------------------------------------------------------------------------
                                 If the change in death benefit is from OPTION 2 TO OPTION 1, the new face
CHANGE TO OPTION 1               amount will be equal to the face amount prior to the change plus the Policy
                                 Value on the effective date of the change. The increase in face amount
NEW FACE AMOUNT =                resulting from a change to Option 1 will not affect the amount of surrender
OLD FACE AMOUNT                  charges to which a Policy may be subject. We have the right to require
     PLUS                        satisfactory evidence of insurability before permitting a change from
 POLICY VALUE                    Option 2 to Option 1. We do not currently require evidence of insurability when making this change.
------------------------------------------------------------------------------------------------------------

If you wish to have level insurance coverage, you should generally select Option
1. Under Option 1, increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

If you want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit, you should generally select Option 2. Under Option 2, the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.

FACE AMOUNT CHANGES

Subject to certain limitations, you may increase or decrease the face amount of your Policy. A change in face amount may affect the Death Benefit Guarantee Premium, the No Lapse Guarantee Premium, the Guideline Single Premium , the Guideline Level Premium and the monthly deductions and surrender charges (see CHARGES AND DEDUCTIONS).

MINIMUM CHANGES. Currently, each increase in face amount (other than an increase for a corporate-owned policy) must be at least $100,000. Each decrease in face amount (other than a decrease resulting from a partial withdrawal or a decrease for a corporate-owned policy) currently must be at least $50,000. We reserve the right to modify this minimum requirement as of 90 days after we give you written notice of such modification. We also reserve the right to limit a change in face amount to the extent necessary to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASES. After the Policy has been in force for two years, you may increase the face amount of your Policy once per policy year, subject to satisfactory evidence of insurability. Increases in corporate-owned Policies may be made in any policy year and with no minimum amount requirement. An increase will become effective at the beginning of the next policy month following the date we approve the requested increase. We reserve the right to refuse your request for an increase if the Attained Age of any of the lives insured still living at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

In addition, subject to certain conditions as set forth in the Policy, you may be entitled to increase the face amount of he Policy by a certain amount without further evidence of insurability if there is an increase in federal estate taxes within three years of the policy date. You are entitled to this benefit if both insureds are standard risks and under age 75 at the time of issue. The benefit may not be available If you are considered a substandard risk in accordance with our normal underwriting practices.

An increase in face amount will usually subject the Policy to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount. For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See CHARGES AND DEDUCTIONS -- "Surrender Charges."

Any increase in face amount, following a prior decrease in face amount, to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject. This is because surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first. As with the purchase of a Policy, you will have free look and sales charge limitation rights with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and new Death Benefit Guarantee Premiums, No Lapse Guarantee Premiums, Guideline Annual Premium and Target Premium will be determined.

DECREASES. After the Policy has been in force for two years, you may decrease the face amount of your Policy once per policy year. For corporate-owned Policies, decreases may be made in any policy year, with no minimum requirement. However, during the two-year period following an increase in face amount, you may choose to cancel the increase in face amount and have the deferred sales charge for the increase reduced by applicable limitations on sales charges attributable to the increase. A decrease in face amount will become effective at the beginning of the next policy month following the receipt of a properly executed request. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $250,000.

Usually, we will deduct surrender charges from the Policy Value whenever a decrease in face amount is made during the Surrender Charge Period. See CHARGES AND DEDUCTIONS -- "Surrender Charges." For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: first (a) the face amount provided by the most recent increase, then (b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.

POLICY VALUES

POLICY VALUE

A Policy has a Policy Value. You may access a portion of the Policy Value by making a policy loan or partial withdrawal or by surrendering the Policy. See "Policy Loans" and "Partial Withdrawals And Surrenders" below. The Policy Value may also affect the amount of the death benefit. See INSURANCE BENEFIT -- "Death Benefit Options." The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Fixed Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolio.

We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you allocate net premiums or transfer amounts. Each Investment Account measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

We credit sub-account units to a Policy whenever you allocate net premiums or transfer amounts to that sub-account. Sub-account units are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit at the end of the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment is based on the applicable unit values at the end of the Business Day on which the premium is received at our Service Office or other office or entity so designated by us.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the underlying Portfolio shares. When an order involving the crediting or canceling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined at the end of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made at the end of the next Business Day.

The value of a unit of each sub-account was initially fixed at $10. For each subsequent Business Day the unit value is determined by multiplying the unit value for the preceding Business Day by the "net investment factor" for the particular sub-account for that subsequent Business Day. The net investment factor for a sub-account for any Business Day is equal to (a) divided by (b), where:

      (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made for that day;

      (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions have been made for that day.

We reserve the right to adjust the above formula for any taxes determined by us to be attributable to the operations of the sub-account.

TRANSFERS OF POLICY VALUE

You may transfer amounts from one or more Investment Accounts or our general account to other Investment Accounts and/or the general account. You are permitted to make twelve transfers each policy year free of charge. If you make additional transfers in a policy year, we will charge you $25 per transfer. We will assess this charge against the Investment Account or Fixed Account from which the amount is being transferred. For this purpose all transfer requests which we receive from you on the same Business Day will be treated as a single transfer request.

The most that you may transfer from the Fixed Account in any one policy year is the greater of $500 or 15% of the Fixed Account value as of the previous policy anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

Your transfer request must be in a format satisfactory to us. It must be in writing unless you have a currently valid telephone transfer authorization form on file with us. Generally, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that telephone instructions are genuine. Those procedures will consist of confirming that a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation of the instructions. We may be liable for any losses resulting from unauthorized or fraudulent telephone transfers if we fail to follow reasonable procedures.

You may effectively convert your Policy to a fixed benefit Policy by transferring the Policy Value in all of the Investment Accounts to the Fixed Account and by changing your allocation of net premiums entirely to the Fixed Account. As long as the entire Policy Value is allocated to the Fixed Account, the Policy Value, other values based thereon and the death benefit will be determinable and guaranteed. This means that future values and minimum levels of benefits can be computed using guaranteed charges, guaranteed interest rate and the guaranteed Mortality Table for a given death benefit option, face amount of insurance and premium payment. Actual values will never be less than the minimum guaranteed values provided the entire Policy Value remains in the Fixed Account.

The Investment Account values to be transferred to the Fixed Account will be determined as of the Business Day on which we receive the request for conversion. No change in the issue age, risk classes of the lives insured or face amount will result from a conversion. You may transfer any or all of the Policy Value to the Fixed Account at any time, even if a prior transfer has been made during the policy month. After the conversion has been effected, you may again transfer all or part of the Policy Value back into the Investment Accounts and/or allocate net premiums to the Investment Accounts. The Policy will then cease to be considered a fixed-benefit Policy. Transfers from the Fixed Account will be subject to the limitations stated above.

DOLLAR COST AVERAGING. Under our DCA program, you may designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Each transfer under the DCA program must be of a minimum amount set by us. We may change this minimum at any time in our discretion. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer. We will deduct the charge from the value of the Investment Account out of which the transfer is made. If there are insufficient funds to effect a DCA transfer, including the charge, if applicable, we will not effect the transfer and will notify you of that fact. We reserve the right to cease to offer this program on 90 days' written notice.

ASSET ALLOCATION BALANCER TRANSFERS. We offer policyowners the ability to have amounts automatically transferred among stipulated Investment Accounts to maintain an allocated percentage in each stipulated Investment Account.

Under the Asset Allocation Balancer program you designate an allocation of Policy Value among Investment Accounts. At six month intervals, beginning six months after the policy date, we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you instruct us differently or a DCA request is in effect. Currently, we make no charge for this program; however, we reserve the right to institute a charge on 90 days' written notice.

We may cease to offer this program on 90 days' written notice.

POLICY LOANS

While the Policy is in force and has a loan value, you may borrow against your Policy Value. The Policy serves as the only security for the loan. In most states the minimum loan amount is $500. The maximum loan amount is the amount which would cause the Modified Policy Debt, as described below, to equal the loan value of the Policy as of the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next policy anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%. When a loan has been taken out, or when loan interest charges are borrowed, we transfer an amount equal to the Modified Policy Debt to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next policy anniversary.

For example, assume a Policy with a loan value of $5,000, no outstanding policy loans and a loan interest rate of 5.75%. The maximum amount that can be borrowed is an amount that will cause the Modified

Policy Debt to equal $5,000. If the loan is made on a policy anniversary, the maximum loan will be $4,917. This amount at 5.75% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy
Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that $5,200 will be available as of the next policy anniversary to cover the interest accrued on the Policy Debt. The current credited interest rate to the loan account is 4.5%

When a loan is made, we will deduct from the Investment Accounts or the Fixed Account, and transfer to the Loan Account, an amount which will result in the Loan Account value being equal to the Modified Policy Debt. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, we will allocate the amount to be transferred to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

A policy loan may result in a Policy's failing to satisfy the Death Benefit Guarantee Cumulative Premium Test and/or the No Lapse Guarantee Cumulative Premium Test, since the Policy Debt is subtracted from the sum of the premiums paid in determining whether these tests are satisfied. As a result, the Death Benefit Guarantee and/or No Lapse Guarantee may terminate. See INSURANCE BENEFIT -- "Death Benefit Guarantee" and OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

Moreover, if the Death Benefit Guarantee or No Lapse Guarantee is not in force, a policy loan may cause a Policy to be more susceptible to going into default, since a policy loan will be reflected in the Net Cash Surrender Value. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

A policy loan will also affect future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account.

Policy loans may have tax consequences. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the ages of the insureds. See MISCELLANEOUS MATTERS - "Federal Income Tax Considerations (Tax Treatment of Policy Benefits)." In addition, a Policy loan will affect the amount payable on the death of the last surviving life insured, since the death benefit is reduced by the value of the Loan Account at the date of death in arriving at the insurance benefit. Finally, upon a complete surrender or lapse of a policy or when benefits are paid at a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax. See "Tax Treatment of Policy Benefits In General."

INTEREST CHARGED ON POLICY LOANS. Interest on the Policy Debt will accrue daily and be payable annually on the policy anniversary. We will fix the rate of interest charged at an effective annual rate of 5.75%. If the interest due on a policy anniversary is not paid by the policyowners, the interest will be borrowed against the Policy.

INTEREST CREDITED TO THE LOAN ACCOUNT. We will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is the rate of interest charged on the Policy loan less an interest rate differential, currently 1.25%.

LOAN ACCOUNT ADJUSTMENT. Whenever a loan is first taken out, and at specified events thereafter, we adjust the value of the Loan Account. We take the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment and transfer that amount between the Loan Account and the Investment Accounts or the Fixed Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account after the adjustment will be equal to the Modified Policy Debt.

The specified events which cause an adjustment to the Loan Account are:

      -    a policy anniversary,
      -    a partial or full loan repayment,
      -    a new loan, or
      -    an amount is needed to meet a monthly deduction.

A loan repayment may be implicit in that Policy Debt is effectively repaid upon termination (i.e., upon death of the last surviving life insured, surrender or lapse of the policy). In each of these instances, the Loan Account will be adjusted so that any excess of the Loan Account over the Modified Policy Debt after the repayment will be included in the termination proceeds.

Except as noted below under "Loan Repayments," we will allocate amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Fixed Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

LOAN ACCOUNT ILLUSTRATION. (Dollar amounts in this illustration have been rounded to the nearest dollar.) The operation of the Loan Account may be illustrated as follows: assume a Policy with a loan value of $5,000, a loan interest rate of 5.75%, and a maximum loan amount on a policy anniversary of $4,917. If a loan in the maximum amount of $4,917 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next policy anniversary the value of the Loan Account will have increased to $5,225 ($5,000 x 1.045) reflecting interest credited at an effective annual rate of 4.5%. At that time the loan will have accrued interest charges of $283 ($4,917 x .0575), bringing the Policy Debt to $5,200.

If the accrued interest charges are paid on the policy anniversary, the Policy Debt will continue to be $4,917, and the Modified Policy Debt, reflecting interest for the next policy year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Fixed Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt. Since the Loan Account value was $5,225, a transfer of $225 will be required ($5,225 - $5,000).

If, however, the accrued interest charges of $283 are borrowed, an amount will be transferred from the Investment Accounts and the Fixed Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the policy anniversary. The new Modified Policy Debt is the Policy Debt, $5,200, plus loan interest to be charged to the next policy anniversary, $299 ($5,200 x .0575), discounted at 4%, which results in a figure of $5,288. Since the value of the Loan Account was $5,225, a transfer of $63 will be required. This amount is equivalent to the 1.25% interest rate differential on the $5,000 transferred to the Loan Account on the previous policy anniversary.

LOAN REPAYMENTS. You may repay Policy Debt in whole or in part at any time prior to the death of the last surviving life insured provided the Policy is in force. When a repayment is made, we will credit the repayment amount to the Loan Account and transfer an amount to the Fixed Account or the Investment Accounts so that the Loan Account at that time will equal the Modified Policy Debt. We will allocate loan repayments first to the Fixed Account until the associated loan sub-account is reduced to zero. We will then allocate loan repayments to each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account. Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

PARTIAL WITHDRAWALS AND SURRENDERS


Partial Withdrawals. After a Policy has been in force for two policy years, you may make a partial withdrawal of the Net Cash Surrender Value. In most states the minimum amount that may be withdrawn is $500. You should specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions we will allocate the withdrawal among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one policy month.


If you make a partial withdrawal during the Surrender Charge Period, we will usually assess a portion of the surrender charges to which the Policy is subject (see CHARGES AND DEDUCTIONS -- "Surrender Charges") if the amount withdrawn is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is 10% of the Net Cash Surrender Value determined as of the previous policy anniversary. The portion of a partial withdrawal that is considered to be in excess of the Withdrawal Tier Amount includes all previous partial withdrawals that have occurred in the current policy year.

If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced by the amount of the partial withdrawal and any surrender charges. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the corridor percentage set forth under INSURANCE BENEFIT -- "Death Benefit Options" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount.

Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e., first against the face amount provided by the most recent increase, then against the next most recent increases successively ,and finally against the initial face amount. If there has been a prior increase in face amount, then the face amount will be decreased in the same order as if the policyowner had requested the decrease. See CHARGES AND DEDUCTIONS - "Surrender Charges (Charges on Partial Withdrawals)."


Full Surrenders. You may surrender your Policy for its Net Cash Surrender Value at any time while at least one of the lives insured is living. The Net Cash Surrender Value is the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Loan Account. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and a written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy during the Surrender Charge Period will usually result in our assessment of surrender charges. See Charges And Deductions -- "Surrender Charges."


CHARGES AND DEDUCTIONS

The charges we make under the Policy are assessed as:

      -    deductions from premiums,
      - surrender charges upon surrender, partial withdrawals, decreases in face amount or lapse,
      -    monthly deductions, and
      -    other charges.

DEDUCTIONS FROM PREMIUMS

We deduct a charge of 2.35% from each premium payment for state and local taxes, except for Policies issued in Oregon where no premium tax is deducted. State and local taxes differ from state to state. We expect the 2.35% rate to be sufficient, on average, to pay state and local taxes where required.

We also deduct a charge of 1.25% of each premium payment for federal taxes related to premium payments, an amount which we also expect to be sufficient to pay federal taxes.

Currently, we intend to cease these deductions at the end of the tenth policy year. However, we may continue these deductions beyond the tenth policy year. In addition, if any other taxes are incurred, we may make a charge for those taxes in addition to the deductions for federal, state or local taxes currently being made from premium payments. We also deduct a sales charge of 5.5% of the premiums paid in each policy year, up to a maximum of the Target Premium in the then current policy year. We guarantee that this deduction will cease at the end of the tenth policy year, or 10 years after a face increase.

SURRENDER CHARGES


We will assess surrender charges upon surrender, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, a requested decrease in face amount, or lapse. We usually assess these charges if any of the above transactions occurs within the Surrender Charge Period (see Table 1 below) unless the charges have been previously deducted. There are two surrender charges -- a deferred underwriting charge and a deferred sales charge.


In states where approved, we will reduce the surrender charge as described below on Policies where the anticipated annual premium is $100,000 or greater and the Policy is issued as part of an employer sponsored split dollar or keyman arrangement. We will waive 80% of the Surrender Charge (deferred underwriting charge and deferred sales charge) during the first year of the Policy, 60% during the second year and 40% during the third year. The full Surrender Charge will be imposed if the surrender takes place in a fourth or subsequent policy year.

DEFERRED UNDERWRITING CHARGE. The deferred underwriting charge is $4 for each $1,000 of face amount of life insurance coverage initially purchased or added by increase, multiplied by the percentages shown in Table 1 below. The charge applies only to the first $1,000,000 of face amount initially purchased or the first $1,000,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $4,000.

We designed the deferred underwriting charge to cover the administrative expenses associated with underwriting and policy issue, including the costs of processing applications, conducting medical examinations, determining each life insured's risk class and establishing policy records. We do not expect to recover from the deferred underwriting charge any amount in excess of its expenses associated with underwriting and Policy issue, including the costs of processing applications, conducting medical examinations, determining the risk classes of the lives insured and establishing Policy records.


DEFERRED SALES CHARGE. The maximum deferred sales charge is equal to the premiums paid in the first policy year up to a maximum of the Target Premium, multiplied by the percentages shown in Table 1 below. This charge compensates us for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.


The deferred sales charge deducted in any policy year is not specifically related to sales expenses incurred in that year. Instead, we expect that the major portion of the sales expenses attributable to a Policy will be incurred during the first policy year, although the deferred sales charge might be deducted up to fifteen years later. We anticipate that the aggregate amounts we receive under the Policies for sales charges will be insufficient to cover our aggregate sales expenses. To the extent that our sales expenses exceed our sales charges, we will pay the excess from our other assets or surplus, including amounts derived from the mortality and expense risks charge described below. If you surrender the Policy for its Net Cash Surrender Value during the first two policy years, or during the first two policy years following a face amount increase, we may forego deducting a portion of the deferred sales charge. Where such sales charge limitation is applicable, the deferred sales charge assessable under the Policy will increase to the level that would have applied absent the limitation at the beginning of the third policy year. See "Surrender Charges (Sales Charge Limitation)" below.


We specify the Target Premium for the initial face amount in the Policy. We will compute a Target Premium for each increase in face amount above the highest face amount of coverage previously in effect, except for an increase in face amount which results from a change in the death benefit option, and we will advise you of each new Target Premium. Target Premiums depend upon the face amount of insurance provided at issue or by an increase and the issue age and sex (unless unisex rates are required by law) of each life insured. Except for surrenders to which the sales charge limitation provisions described below apply, the maximum deferred sales charge will be in effect for at least the first six years of the Surrender Charge Period for lives insured with either an Average Issue Age (or an Average Attained Age at time of face increase) of 0-75. For average ages higher than 75, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to Table 1 as described below.

To determine the deferred sales charge applicable to a face amount increase, we will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase. In addition, we will treat a portion of each premium paid on or subsequent to the increase as attributable to the increase. In each case, the portion attributable to the increase will be the ratio of the "Guideline Annual Premium" for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.


A "Guideline Annual Premium" is a hypothetical amount that we use to measure the maximum amount of the deferred sales charge that may be imposed upon surrender, partial withdrawal, a decrease in face amount or lapse during the first two years after issuance or after an increase in face amount.

       TABLE 1: DEFERRED UNDERWRITING CHARGE AND DEFERRED SURRENDER CHARGE
                    GRADING PERCENTAGES DURING THE SURRENDER
 CHARGE PERIOD (APPLICABLE TO THE INITIAL FACE AMOUNT AND SUBSEQUENT INCREASES)


   SURRENDER                            AVERAGE AGE AND PERCENTAGE OF CHARGES**
 CHARGE PERIOD*                                        AVERAGE AGE:
 --------------                                        ------------
                      0-75           76             77              78            79           80+
      12              100%          100%           100%            100%          100%          100%
      24              100%          100%           100%            100%          100%           90%
      36              100%          100%           100%            100%           90%           80%
      48              100%          100%           100%             90%           80%           70%
      60              100%          100%            90%             80%           70%           60%
      72              100%           90%            80%             70%           60%           50%
      84               90%           80%            70%             60%           50%           40%
      96               80%           70%            60%             50%           40%           30%
     108               70%           60%            50%             40%           30%           20%
     120               60%           50%            40%             30%           20%           10%
     132               50%           40%            30%             20%           10%            0%
     144               40%           30%            20%             10%            0%
     156               30%           20%            10%              0%
     168               20%           10%             0%
     180                0%            0%

* Periods shown are after end of policy month. Policy months not shown may be calculated by linear extrapolation.

** Average Age refers to the average rated Issue Age of the lives insured when the Policy is first issued, or their average Attained Age at the time of a subsequent face amount increase.

The following example illustrates how deferred underwriting and sales charges are calculated using data from Table 1 above.

EXAMPLE:

Assume a 42-year-old male and a 42-year-old female (standard risks), whose Policy was issued at an average Issue Age 35 and who have paid $9,000 in premiums in equal installments under a Policy with a Target Premium of $505 and a face amount of $250,000, surrender their Policy during the last month of the seventh Policy Year.

We would assess a deferred underwriting charge of $900. The maximum deferred underwriting charge of $1,000 ($4 per $1,000 of face amount x 250) would be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the seventh Policy Year (90% x ($4 x 250) = $900).

We would assess a deferred sales charge of $454.50. The deferred sales charge is equal to the lower of premiums paid in the first Policy Year (or first year after a face increase), in our example $9,000/7 = $1,285.71, or the Target Premium ($505). Therefore the deferred sales charge is $505. Because the surrender occurs during the last month of the seventh Policy Year, only 90% (from Table 1) of the maximum sales charge remains applicable (.90 x $505 = $454.50).

SALES CHARGE LIMITATION. The maximum sales charge that we may take under the Policy is 9% of 20 guideline annual premiums ("GAPs"). If the insureds' joint life expectancy is less than 20 years, then the number of years of life expectancy would replace 20 GAPs in determining the maximum sales charge. However, if you surrender a Policy or the Policy lapses, or you request a face amount decrease at any time during the first two years after issuance or after an increase in face amount, we will forego taking that part of the deferred sales charge with respect to "premiums" paid for the initial face amount or such increase (including the portion of Policy Value treated as premiums for the increase, as described above), whichever is applicable, which exceeds the sum of
(i) 30% of the premiums paid up to the lesser of one guideline annual premium or the cumulative premiums paid to the surrender date plus (ii) 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of two guideline annual premiums or the cumulative premiums paid to the surrender date, plus (iii) 9% of the premiums paid in excess of two guideline annual premiums.

The operation of the sales charge limitation that applies in the first two years after issuance, or after an increase in face amount, is illustrated by the following example.

EXAMPLE:

A 37-year-old male non-smoker and a 37-year-old female non-smoker purchased a Policy with a face amount in excess of $250,000 when their average Issue Age was
35. They have paid $2,000 in premiums in equal installments under the Policy, and the Policy has a guideline annual premium ("GAP") of $1,614 and a Target Premium ("TP") of $505. They surrender the Policy during the second Policy Year. In the absence of the sales charge limitation, the maximum deferred sales charge would be $505 as described IN CHARGES AND DEDUCTIONS -- "Deferred Sales Charge."

However, under the formula described above, the maximum sales charge allowable would be $523. This is calculated as the sum of:

      (i)  30% of one GAP, or $484 (.30 x $1,614 = $484), because one
           GAP($1,614) is less than premiums paid ($2,000);

           plus

      (ii) 10% of premiums paid in excess of one GAP, or $39 (.1 x $386 = $39) because premiums paid in excess of one GAP ($2,000 - $1,614 = $386) are less than the amount of a second GAP ($1,614);

           plus

      (iii) $0, because no premiums in excess of two GAPs were paid.


Thus, (i) $484 plus (ii) $39 plus (iii) $0 equals $523.


Thus after applying the sales charge limitation calculation, the maximum allowable sales charge is $523. However, since we have already deducted from premiums the sum of $27.78 (5.5% of $505), this amount is deducted from $523 to arrive at a maximum deferred sales charge of $495.22. This maximum deferred sales is equal to the smaller of the deferred sales charge ($505) and the maximum sales charge limitation ($495.22).

Since a deferred sales charge is deducted when a Policy terminates for failure to make the required payment following the Policy's going into default, the sales charge limitation will apply if the termination occurs during the two-year period following issuance or any increase in face amount. If the Policy terminates during the two years after a face amount increase, the sales charge limitation will relate only to the sales charges applicable to the increase.

CHARGES ON PARTIAL WITHDRAWALS. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, we will reduce the Policy's remaining surrender charges by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals in excess of the Withdrawal Tier Amount in each policy year, or a requested decrease in face amount. The portion of the surrender charges assessed will be based on the ratio of (i) to (ii), where

      (i) is the amount of the withdrawal in excess of the Withdrawal Tier Amount, and


      (ii) is the Net Cash Surrender Value of the Policy less the Withdrawal Tier Amount immediately prior to the withdrawal.


We will deduct the surrender charges from each Investment Account and the Fixed Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal. If the amount in the account is insufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account.

Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be redeemed based on the value of such units determined as of the end of the Business Day on which we receive a written request for withdrawal at our Service Office.

CHARGES ON DECREASES IN FACE AMOUNT. As with partial withdrawals, we will deduct a portion of a Policy's surrender charges upon a decrease, or a cancellation of an increase (other than by means of a "Free Look") in face amount which you request. Since surrender charges are determined separately for the initial face amount and each face amount increase, and since a decrease in face amount will have a different impact on each level of insurance coverage, we will determine separately the portion of the surrender charges to be deducted with respect to each level of insurance coverage. That portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction.

As noted under INSURANCE BENEFIT -- "Face Amount Changes," we apply decreases to the most recent increase first and thereafter to the next most recent increases successively. We will deduct the charges from the Policy Value, and we will allocate the amount so deducted among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges is deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

CHARGES REMAINING AFTER FACE AMOUNT DECREASES OR PARTIAL WITHDRAWALS. Each time we deduct a portion of the deferred underwriting charge or a portion of the deferred sales charge for a face amount decrease or for a partial withdrawal, we will reduce the remaining deferred underwriting charge and deferred sales charge proportionately.

We will calculate the remaining deferred underwriting and sales charge using Table 1 above. The actual remaining charges will be the result of (a) multiplied by (b), where

      (a)  is the grading percentage applicable as per Table; and

      (b) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred sales charge deducted for that face amount decrease or partial withdrawal.

MONTHLY DEDUCTIONS

Each month we make a deduction from Policy Value consisting of:

-    an administration charge,
-    a charge for the cost of insurance,
-    a charge for mortality and expense risks, and
- charge(s) for any supplementary benefit(s) (see OTHER PROVISIONS -- "Supplementary Benefits").

We allocate the monthly deduction among the Investment Accounts and (other than the mortality and expense risks charge) the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Monthly deductions due prior to the effective date will be taken as of the effective date instead of the dates they were due. Monthly deductions are due until the youngest of the lives insured attains or would have attained age 100.

ADMINISTRATION CHARGE

The monthly administration charge is $.04 per $1,000 of face amount until the later of the youngest life insured's Attained Age 55, or when he or she would have attained age 55, if living, or the end of the fifteenth Policy Year. Thereafter, the charge is 0. This charge has a minimum of $30 per month and a maximum of $60 per month. The charge covers certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various charges permitted under a Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each policy month. The cost of insurance rate is based on:

      -    each life insured's Issue Age,

      -    the duration of the coverage,

      -    sex (unless unisex rates are required by law or are requested),

      -    risk class, and,

      - in the case of certain Policies issued in group or sponsored arrangements providing for reduction in cost of insurance charges (see "Special Provisions For Group Or Sponsored Arrangements"), the face amount of the Policy.

We determine the rate separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the Attained Age of the lives insured. Any additional risk ratings as indicated in the Policy will be added to the cost of insurance rate.

We use cost of insurance rates that reflect our expectations as to future mortality experience as based on current experience. We may change the rates from time to time on a basis which does not unfairly discriminate within the class of life insureds. In no event will the cost of insurance rate exceed the guaranteed rate set forth in the Policy except to the extent that an extra rate is imposed because of an Additional Rating applicable any life insured or if simplified underwriting is granted in a group or sponsored arrangement (see "Special Provisions for Group or Sponsored Arrangements"). The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables, except in the case of Group or Sponsored Arrangements, where the guaranteed rates are based on the 1980 Commissioners Extended Term Mortality Table.

If requested by the applicant, we may offer the Policy with provisions based on actuarial tables that do not differentiate on the basis of sex to such prospective purchasers in states where the unisex version of the Policy has been approved.

The State of Montana currently prohibits the issuance of policies with assumptions that distinguish between men and women in determining premiums and policy benefits for policies issued on the life of any of its residents. Consequently, Policies issued to Montana residents will have premiums and benefits which do not differentiate on the basis of sex.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, we will calculate the net amount at risk separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.

MORTALITY AND EXPENSE RISKS CHARGE

We make a monthly charge against your Policy Value for the mortality and expense risks we assume under the Policies. We make this charge at the beginning of each policy month at an annual rate of:

      - .067% through the later of the tenth policy year and the youngest life insured's Attained Age 55, and


      - (currently) .0125% monthly thereafter (this drop in the mortality and expense risks charge is not guaranteed).


We assess the charge against the value of your Investment Accounts by canceling units in the same proportion as the value of each Investment Account bears to the total value of your Investment Accounts. The mortality risk assumed is that the lives insured may live for a shorter period of time than we estimated when setting the maximum mortality rates in the Policy. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than we estimated when setting the guaranteed administration charge in the Policy. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

OTHER CHARGES

Currently, we make no charge against the Separate Account for federal, state or local taxes that may be attributable to the Separate Account or to our operations with respect to the Policies. However, if we incur any such taxes, we may make a charge therefor in addition to the deductions from premium payments currently made for federal, state or local taxes.

We impose charges on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a policy year and a $5 charge for each DCA transfer when Policy Value does not exceed $15,000. See POLICY VALUES -- "Transfers of Policy Value."


The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and other expenses of the Portfolios which are summarized below.

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                                              OTHER EXPENSES
                                           MANAGEMENT          (AFTER EXPENSE             TOTAL TRUST
TRUST PORTFOLIO                               FEES            REIMBURSEMENT)**          ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........       0.850%                0.360%                     1.210%
Science & Technology................       1.100%                0.110%                     1.210%
International Small Cap.............       1.100%                0.150%                     1.250%
Aggressive Growth...................       1.000%+               0.090%                     1.090%
Emerging Small Company..............       1.050%                0.050%                     1.100%
Small Company Blend.................       1.050%                0.150%*                    1.200%
Mid Cap Growth......................       0.950%+               0.040%                     0.990%
Mid Cap Stock.......................       0.925%                0.000%*                    0.925%
Overseas............................       0.950%                0.210%                     1.160%
International Stock.................       1.050%                0.200%                     1.250%
International Value.................       1.000%                0.300%*                    1.300%
Mid Cap Blend.......................       0.850%+               0.050%                     0.900%
Small Company Value.................       1.050%                0.180%                     1.230%


Global Equity.......................       0.900%                0.110%                     1.010%
Growth..............................       0.850%                0.050%                     0.900%


                                                              OTHER EXPENSES
                                           MANAGEMENT          (AFTER EXPENSE             TOTAL TRUST
TRUST PORTFOLIO                               FEES            REIMBURSEMENT)***         ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------
Large Cap Growth....................       0.875%+               0.130%                     1.005%
Quantitative Equity.................       0.700%                0.060%                     0.760%
Blue Chip Growth....................       0.875%+               0.045%                     0.920%
Real Estate Securities..............       0.700%                0.060%                     0.760%
Value...............................       0.800%                0.050%                     0.850%
Equity Index........................       0.250%                0.150%**                   0.400%**
Growth & Income.....................       0.750%                0.040%                     0.790%
U.S. Large Cap Value................       0.875%                0.100%*                    0.975%
Equity-Income.......................       0.875%+               0.050%                     0.925%
Income & Value......................       0.800%                0.090%                     0.890%
Balanced............................       0.800%                0.070%                     0.870%
High Yield..........................       0.775%                0.065%                     0.840%
Strategic Bond......................       0.775%                0.075%                     0.850%
Global Bond.........................       0.800%                0.110%                     0.910%
Total Return........................       0.775%                0.100%*                    0.875%
Investment Quality Bond.............       0.650%                0.070%                     0.720%
Diversified Bond....................       0.750%                0.140%                     0.890%
U.S. Government Securities..........       0.650%                0.070%                     0.720%
Money Market........................       0.500%                0.120%                     0.620%
Lifestyle Aggressive 1000#..........            0%               1.110%***                  1.110%
Lifestyle Growth 820#...............            0%               1.000%***                  1.000%
Lifestyle Balanced 640#.............            0%               0.920%***                  0.920%
Lifestyle Moderate 460#.............            0%               0.830%***                  0.830%
Lifestyle Conservative 280#.........            0%               0.720%***                  0.720%

+Management Fees for these portfolios changed effective May 1, 1999. Prior to May 1, 1999, management fees were as follows:

                           Aggressive Growth Trust            1.050%
                           Mid Cap Growth Trust               1.000%
                           Mid Cap Blend Trust                0.750%
                           Large Cap Growth Trust             0.750%
                           Blue Chip Growth Trust             0.925%
                           Equity Income Trust                0.800%
                           Income & Value Trust               0.750%

*Based on estimates of payments to be made during the current fiscal year.

** Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceed an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by MSS on 30 days' notice to the Trust. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.55%, and Other Expenses would have been 0.30%, of the average annual net assets of the Equity Index Trust.

*** Reflects expenses of the Underlying Portfolios. Manufacturers Securities Services, LLC ("MSS") has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be 0.02% higher, except for the

Lifestyle Conservative 280 Trust, which would be 0.03% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1998) as noted in the chart below:


                                          MANAGEMENT               OTHER               TOTAL TRUST
TRUST PORTFOLIO                              FEES                 EXPENSES           ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000...........            0%               1.130%                1.130%
Lifestyle Growth 820................            0%               1.020%                1.020%
Lifestyle Balanced 640..............            0%               0.940%                0.940%
Lifestyle Moderate 460..............            0%               0.850%                0.850%
Lifestyle Conservative 280..........            0%               0.750%                0.750%

# Each Lifestyle Trust will bear its own pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, MSS is currently paying those expenses as described in footnote (***) above.


SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS

Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. In California all participants of group arrangements will be individually underwritten. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may reduce the charges and deductions described above for Policies issued in connection with group or sponsored arrangements. Such arrangements may include reduction or elimination of withdrawal charges and deductions for our employees, officers, directors, agents, immediate family members of the foregoing, and employees of our agents and our subsidiaries. We will reduce or eliminate the above charges and deductions in accordance with our rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group.

Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners funded by the Separate Account.

In addition, groups and persons purchasing under a sponsored arrangement may request increases in face amount within the first policy year and decreases in face amount within one year of an increase in face amount. Groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

We will permit owners of certain life insurance policies issued either by us or Manufacturers Life to exchange their policies for the Policies described in this prospectus. Owners of certain policies may be entitled to convert their policies to the Policies described in this prospectus. If they elect to convert, they may receive a credit upon conversion in an amount up to their first-year premium. Charges under the policies being exchanged or the Policies issued upon an exchange may be reduced or eliminated. Policy loans made under policies being exchanged may, in some circumstances, be carried over to the new Policies without repayment at the time of exchange. If you are considering an exchange, you should consult your tax advisers as to its tax consequences.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither our general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Our general account consists of all assets owned by us other than those in our separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of your Policy Value to the Fixed Account from the Investment Accounts. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions. See POLICY VALUES -- "Transfers Of Policy Value" and "Policy Value." We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. However, your allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

OTHER GENERAL POLICY PROVISIONS

POLICY DEFAULT

Unless the Death Benefit Guarantee or the No Lapse Guarantee is in effect, your Policy will go into default if the Policy's Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly deductions then due. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The payment you must make will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero as of the date of default, plus the monthly deductions due as of the date of default and as of the beginning of each of the two policy months thereafter, based on the Policy Value as of the date of default. If we do not receive the required payment by the end of the grace period, we will terminate the Policy and pay to you the Net Cash Surrender Value (subject to any applicable limitation on surrender charges; see CHARGES AND DEDUCTIONS -- "Surrender Charges") as of the date of default less the monthly deductions then due. If the last surviving life insured should die during the grace period following a Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit payable will be reduced by any outstanding monthly deductions due at the time of death.

POLICY REINSTATEMENT

You can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

      -    the risk class of all lives insured is standard or preferred; and

      -    the Attained Age of all lives insured is less than 46.

You can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination, subject to the following conditions:

      -    you must not have surrendered the Policy for its Net Cash Surrender
           Value;

      - you furnish to us satisfactory evidence of insurability with respect to all lives insured;

      - you pay us a premium equal to the payment required during the 61-day grace period following default to keep the Policy in force; and

      - you repay to us an amount equal to any amounts paid by us in connection with the termination of the Policy.

If we approve the reinstatement, the date of reinstatement will be the later of the date of your written request or the date we receive the required payment at our Service Office.

MISCELLANEOUS POLICY PROVISIONS

BENEFICIARY. You may appoint one or more beneficiaries of the Policy by naming them in the application. You may appoint beneficiaries in three classes -- primary, secondary and final. Thereafter you may change the beneficiary during the last surviving life insured's lifetime by giving written notice to us in a form satisfactory to us unless an irrevocable designation has been elected. If the last surviving life insured dies and there is no surviving beneficiary, you, or your estate if you are the last surviving life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY. We will not contest the validity of a Policy after it has been in force during the lifetime of the last surviving life insured for two years from the issue date. We will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the lifetime of the last surviving life insured for two years. If a Policy has been reinstated and has been in force for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX. If any life insured's stated age or sex or both in the Policy are incorrect, we will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct age and sex (unless unisex rates are required by law or are requested).

SUICIDE EXCLUSION. Except for the last to die, if any of the lives insured dies by suicide within two years after the Issue Date, whether such life insured is sane or insane, we will re-issue the Policy. The new policy(ies) on the survivor(s) will be any single life permanent policy that is available at the time of re-issue. The suicide provision for any new policy(ies) will be effective as of the original Issue Date.

If the last surviving life insured, whether sane or insane, dies by suicide within two years from the policy date, we will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Loan Account. If the last surviving life insured should die by suicide within two years after a face amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase.

ASSIGNMENT. We will not be bound by an assignment until we receive a copy of it at our Service Office. We assume no responsibility for the validity or effects of any assignment.

OTHER PROVISIONS

SUPPLEMENTARY BENEFITS

Subject to certain requirements, you may add one or more supplementary benefits to a Policy. These include the Estate Preservation Rider, which provides additional term insurance at no extra charge during the first four policy years to protect against application of the "three year contemplation of death rule," and an option to split the Policy into two individual life policies upon divorce or certain federal tax law changes without evidence of insurability ("Policy Split Option").

You may obtain more detailed information concerning supplementary benefits from one of our authorized agents. The cost of any supplementary benefits will be deducted as part of the monthly deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deductions."

PAYMENT OF PROCEEDS

As long as the Policy is in force, we will ordinarily pay any policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after we receive at our Service Office all the documents required for such a payment.

We may delay the payment of any policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on the Fixed Account value for up to six months. Otherwise we may delay payment for any period during which:

      * the New York Stock Exchange is closed for trading (except for normal holiday closings) or trading is otherwise restricted;

      * an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

      *    the SEC permits a delay for the protection of policyowners.

We may also deny transfers in the circumstances stated above and in the circumstances previously set forth. See POLICY VALUES -- "Transfers of Policy Value."

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things, the following:

      -    the amount of the death benefit,

      - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account,

      - the value of the units in each Investment Account to which the Policy Value is allocated,

      - any Loan Account balance and any interest charged since the last statement,

      - the premiums paid and policy transactions made during the period since the last statement, and

      -    any other information required by law.

Within seven days after any transaction involving the purchase, sale, or transfer of units of Investment Accounts, we will send a confirmation statement.

You will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

MISCELLANEOUS MATTERS

PORTFOLIO SHARE SUBSTITUTION

Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the Portfolios of the Trust may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, we may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

We also reserve the right to:

      -    create new separate accounts,

      -    combine other separate accounts with the Separate Account,

      -    establish additional sub-accounts within the Separate Account,

      - operate the Separate Account as a management investment company or other form permitted by law,

      - transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account,

      -    de-register the Separate Account under the 1940 Act, and

      -    eliminate sub-accounts.

We would make any such changes only if permissible under applicable federal and state laws.

We will not materially change the investment objectives of the Separate Account without first filing the change with the Insurance Commissioner of the State of Michigan. You will be advised of any change at the time it is made.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary generally describes the federal income tax considerations associated with the Policy. The summary does not purport to be complete or to cover all situations and is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, charitable remainder trusts and others. The tax consequences of all such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you contemplate the use of a Policy in any such arrangement and the value of such use depends in part on its tax consequences, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.

TAX STATUS OF THE POLICY

Section 7702 of the "Code" sets forth a definition of a life insurance contract for federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify a Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702. The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets.

For example, the Policy has many more Portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in a policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a MEC.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is received which would cause the Policy to become a MEC within 23 days of the next policy anniversary, we will not apply the portion of the premium which would cause MEC status (excess premium) to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. We will advise you of this action, and you will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If you do not respond, we will apply the premium and interest to the Policy as of the first day of the next anniversary.

If a premium is received which would cause your Policy to become a MEC more than 23 days prior to the next policy anniversary, we will refund any excess premium to you. The portion of the premium which is not excess will be applied as of the date received. We will advise you of this action and will offer to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, you acknowledge that your Policy is or will become a MEC, we will credit excess premiums that would cause MEC status as of the date received.

Further, if a transaction occurs which reduces the face amount of your Policy, we will retest the Policy, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. Failure to comply would result in classification as a MEC regardless of any efforts by us to provide a payment schedule that will not violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time.

- Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly; past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan: (i) is made on or after the date the policyowner attains age 59 1/2; (ii) is attributable to the policyowner's becoming disabled; or (iii) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a MEC is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a MEC are subject to the 10% additional tax.

POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, except for the transition rules described in the paragraph below, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

For policies issued after June 20, 1986 and prior to January 1, 1994 a transition rule permits all or a portion of the interest paid on policy debt incurred before January 1, 1996 to be deducted. For policies issued in 1994 or 1995 the transition rule applies to indebtedness incurred before January 1, 1997. To be deducted the interest must be paid or accrued prior to January 1, 1999, and must meet other rules contained in Section 264 of the Code and section 501 of the Health Insurance Portability and Accountability Act of 1996.

Furthermore, if a non-natural person owns a policy, or is the direct or indirect beneficiary under a policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed policy cash values under such life insurance policies bears to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the owner, but is the direct or indirect beneficiary under the contract, then the amount of unborrowed cash value of the policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the policy.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

MULTIPLE POLICIES. All MECs that are issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

TAXATION OF POLICY SPLIT OPTION. This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, you should consult with a competent tax adviser regarding the possible consequences.

THE COMPANY'S TAXES

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for us. We reserve the right to make a charge to premiums to compensate us for the anticipated higher corporate income taxes.

At the present time, we make no charge to the Separate Account for any federal, state or local taxes that we incur that may be attributable to the Separate Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

DISTRIBUTION OF THE POLICY

ManEquity, Inc., one of our indirect wholly-owned subsidiaries, acts as the principal underwriter of, and continuously offers, the Policies pursuant to a Distribution Agreement with us. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized by state insurance departments to do so.

Compensation is comprised of:

- first-year commissions and bonus not to exceed 136.5% of premiums paid up to the Target Premium,

-    commissions not to exceed 2% of premiums in excess thereof ,and

- beginning in the second policy year, 0.15% of the previous unloaned Policy Value per annum.

If certain standards with regard to the sale of the Policies and certain other policies issued by us or Manufacturers USA are met, additional compensation will be available.

RESPONSIBILITIES ASSUMED BY MANUFACTURERS LIFE

Manufacturers Life and its wholly-owned subsidiary, The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by us, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life and Manufacturers USA for all sales commissions paid by them and will pay them for their other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with us pursuant to which they will provide to us all issue, administrative, general services and record-keeping functions on our behalf with respect to all of our insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS

As stated above, we will invest all of the assets held in the sub-accounts of the Separate Account in shares of corresponding Portfolios of the Trust. We are the legal owner of those shares and as such have the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, we will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts.

We will vote shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit us to vote shares held in the Separate Account in our own right, we may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Trust Portfolio. We will determine the number as of a date chosen by us, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance officials, disregard voting instructions which would direct shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons therefor in the next communication to policyowners.

DIRECTORS AND OFFICERS OF MANUFACTURERS LIFE OF AMERICA

Our Directors and Officers, together with their principal occupations during the past few years, are as follows:


                                       Position with
                                       Manufacturers Life
Name                                   of America                           Principal Occupation
----                                   ----------                           --------------------
Sandra M. Cotter (35)                  Director                             Attorney 1989 - present, Dykema Gosset
                                       (since December 1992)

James D. Gallagher (43)                Director (since May 1996)            Vice President, Secretary and General Counsel,
                                       Secretary and General Counsel        The Manufacturers Life Insurance Company (USA),
                                                                            January 1997 to present; Secretary and
                                                                            General Counsel, Manufacturers Adviser
                                                                            Corporation, January 1997 to present;
                                                                            Vice President, Legal Services - U.S.
                                                                            Operations, The Manufacturers Life
                                                                            Insurance Company, January 1996 to
                                                                            present; Vice President, Secretary and
                                                                            General Counsel, The Manufacturers
                                                                            Life Insurance Company of North
                                                                            America, 1994 to present; Vice
                                                                            President and Associate General
                                                                            Counsel, The Prudential Insurance
                                                                            Company of America, 1991 to 1994.

Donald A. Guloien (41)                 Director (since August 1990)         Executive Vice President, Business Development,
                                       and President                        The Manufacturers Life Insurance Company, January
                                                                            1999 to present; Senior Vice President,
                                                                            Business Development, The Manufacturers Life
                                                                            Insurance Company, 1994 to December 1998;
                                                                            Vice President, U.S. Individual Business,
                                                                            The Manufacturers Life Insurance Company,
                                                                            1990 to 1994.

Theodore Kilkuskie (43)                Director (since May 1996)            Senior Vice President, U.S. Annuities, The
                                                                            Manufacturers Life Insurance Company,
                                                                            January 1999 to present; President, The
                                                                            Manufacturers Life Insurance Company of
                                                                            North America, January 1999 To present;
                                                                            Senior Vice President, U.S. Individual
                                                                            Insurance, The Manufacturers Life Insurance
                                                                            Company, August 1998 to December 1998; Vice
                                                                            President, U.S. Individual Insurance, The
                                                                            Manufacturers Life Insurance Company, June
                                                                            1995 To February 1998; Executive Vice
                                                                            President, Mutual Fund Sales & Marketing,
                                                                            State Street Research & Management, March
                                                                            1994 to June 1995.

James O'Malley (52)                    Director (since November 1998)       Senior Vice President, U.S. Pensions, The
                                                                            Manufacturers Life Insurance Company,
                                                                            January 1999 to present; Vice President,
                                                                            Systems New Business Pensions, The
                                                                            Manufactures Life Insurance

                                                                            Company, 1984 to December 1998.

Joseph J. Pietroski (59)               Director (since July 1992)           Senior Vice President, General Counsel and
                                                                            Corporate Secretary, The Manufacturers Life
                                                                            Insurance Company, 1988 to present.

John D. Richardson (60)                Chairman and Director                Senior Executive Vice President, The Manufacturers
                                       (Since January 1995)                 Life Insurance Company, January 1999 to present;
                                                                            Executive Vice President, U.S. Operations,
                                                                            The Manufacturers Life Insurance Company,
                                                                            November 1997 to December 1998; Senior Vice
                                                                            President and General Manager, U.S.
                                                                            Operations, The Manufacturers Life Insurance
                                                                            Company, January 1995 to October 1997;
                                                                            Senior Vice President and General Manager,
                                                                            Canadian Operations, The Manufacturers Life
                                                                            Insurance Company, June 1992 To December
                                                                            1994.

Victor Apps (51)                       Vice President, Asia                 Executive Vice President, Asia Operations, The
                                                                            Manufacturers Life Insurance Company,
                                                                            November 1997 to present; Senior Vice
                                                                            President and General Manager, Greater China
                                                                            Division, The Manufacturers Life Insurance
                                                                            Company, 1993 to 1995; International Vice
                                                                            President, Asia Pacific Division, The
                                                                            Manufacturers Life Insurance Company, 1988
                                                                            to 1993.

Felix Chee (52)                        Vice President, Investments          Executive Vice President, The Manufacturers Life
                                                                            Insurance Company, November 1997 to present;
                                                                            Chief Investment Officer, The Manufacturers
                                                                            Life Insurance Company, June 1997 to
                                                                            present; Senior Vice President and
                                                                            Treasurer, The Manufacturers Life Insurance
                                                                            Company, August 1994 to May 1997; Vice
                                                                            President and Treasurer, The Manufacturers
                                                                            Life Insurance Company, October 1993 to July
                                                                            1994.

Robert A. Cook (44)                    Vice President, Marketing            Senior Vice President, U.S. Individual Insurance, The
                                                                            Manufacturers Life Insurance Company,
                                                                            January 1999 to present; Vice President,
                                                                            Product Management, The Manufacturers Life
                                                                            Insurance Company, 1996 to December 1998;
                                                                            Sales and Marketing Director, The
                                                                            Manufacturers Life Insurance Company, 1994
                                                                            to 1995.

Hugh McHaffie (40)                     Vice President                       Vice President, Product Development, U.S. Annuities
                                                                            The Manufacturers Life Insurance Company,
                                                                            January 1996 to present; Vice President,
                                                                            U.S. Annuities, The Manufacturers Life
                                                                            Insurance Company of North America,
                                                                            September 1996 to present, Vice President
                                                                            Product Actuary, The Manufacturers Life
                                                                            Insurance Company of North America, August
                                                                            1994 to September 1996; Product Development
                                                                            Executive, The Manufacturers Life Insurance
                                                                            Company of North America, August 1990 to
                                                                            August 1994.

Douglas H. Myers (44)                  Vice President, Finance and          President, ManEquity, Inc., April 1994 to present;

                                       Compliance, Controller               Assistant Vice President and Controller, U.S.
                                                                            Operations, The Manufacturers Life Insurance
                                                                            Company, 1988 to present.

John G. Vrysen (43)                    Vice President and Appointed         Chief Financial Officer and Treasurer, Manulife-
                                       Actuary                              Wood Logan Holding Co., Inc., January 1996 to
                                                                            Present; Vice President and Chief Financial
                                                                            Officer U.S. Operations, The Manufacturers
                                                                            Life Insurance Company, January 1996 to
                                                                            present; Vice President And Chief Actuary,
                                                                            The Manufacturers Life Insurance Company of
                                                                            North America, January 1986 to present.

Jean Wong (35)                         Vice President and Treasurer         Vice President and Chief Accountant, U.S. Division,
                                                                            The Manufacturers Life Insurance Company,
                                                                            May 1998 to present; Chief Accountant, U.S.
                                                                            Division, The Manufacturers Life Insurance
                                                                            Company, July 1996 to May 1998; Director,
                                                                            Finance and Administration, Star Data
                                                                            Systems Inc., December 1995 to July 1996;
                                                                            Vice President and Chief Financial Services,
                                                                            June 1993 to December 1995.



STATE REGULATIONS

We are subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we are authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

PENDING LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information from the SEC's principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact our Service Office, the address and telephone number of which are on the cover page of this prospectus.




INDEPENDENT AUDITORS

The consolidated financial statements of Manufacturers Life Insurance Company of America and Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



IMPACT OF YEAR 2000

The Company makes extensive use of information systems in the operations of its various businesses, including for the exchange of financial data and other information with customers, suppliers and other counterparties. The Company also uses software and information systems provided by third parties in its accounting, business and investment systems.

The Year 2000 risk, as it is commonly known, is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the Year 2000. This could result in systems failures or miscalculations causing disruptions of operations, including among other things, a temporary inability to process transactions, send premium billing notices, make claims payments or engage in other normal business activities.

The systems used by the Company have been assessed as part of a comprehensive written plan conducted by The Manufacturers Life Insurance Company (collectively with its subsidiaries "Manufacturers Life "), to ensure that computer systems and processes of Manufacturers Life and its subsidiaries and affiliates, including the Company, will continue to perform through the end of this century and in the next. In 1996, in order to make Manufacturers Life's systems Year 2000 compliant, a program was instituted to modify or replace both Manufacturers Life's information technology systems ("IT systems") and embedded technology systems ("Non-IT systems"). The phases of this program include (i) an inventory and assessment of all systems to determine which are critical, (ii) planning and designing the required modifications and replacements, (iii) making these modifications and replacements, (iv) testing modified or replaced systems, (v) redeploying modified or replaced systems and (vi) final management review and certification. For most IT and non-IT systems identified as critical, certification has been completed for the Company. Of those systems classified as critical, management believes that over 99% were Year 2000 compliant at the end of 1998. Management continues to focus attention on the remaining 1% of critical systems. Those that affect the Company are expected to be compliant by the end of the second quarter in 1999. Management believes that the Company's non-critical systems will be Year 2000 compliant by the end of the first quarter 1999.

In addition to efforts directed at Manufacturers Life's own systems, Manufacturers Life is presently consulting vendors, customers, and other third parties with which it deals in an effort to ensure that no material aspect of Manufacturers Life's operations will be hindered by Year 2000 problems of these third parties. This process includes providing third parties with questionnaires regarding the state of their Year 2000 readiness and, where possible or where appropriate, conducting further due diligence activities. Manufacturers Life recognizes the importance of preparing for the change to the Year 2000 and, in January 1999, commenced preparation of contingency plans, in the event that Manufacturers Life's Year 2000 program has not fully resolved its Year 2000 issues. The Year 2000 Project Management Office for Manufacturers Life's U.S. Division is coordinating the preparation of the Year 2000 contingency plan on behalf of U.S. Division affiliates and subsidiaries. Contingency planning is targeted for completion by mid-1999.

Management currently believes that, with modifications to existing software and conversions to new software, the Year 2000 risk will not pose significant operational problems for Manufacturers Life's computer systems. As part of the Year 2000 program, critical systems were "time-shift" tested in the Year 2000 and beyond to confirm that they will continue to function properly before, during and after the change to the Year 2000. However, there can be no assurance that Manufacturers Life's Year 2000 program, including consulting third parties and its contingency planning, will avoid any material adverse effect on Manufacturers Life operations, customer relations or financial condition. Manufacturers Life estimates the total cost of its Year 2000 program will be approximately $59 million, of which $49.5 million has been incurred through December 31, 1998; however, there can be no assurance that the actual cost incurred will not be materially higher than such estimate. Most costs will be expensed as incurred; however, those costs attributed to the purchase of new software and hardware will generally be capitalized. The total cost of the Year 2000 program is not expected to have a material effect on Manufacturers Life's net operating income.

FINANCIAL STATEMENTS

Our financial statements included herein should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                              Financial Statements

                       Three years ended December 31, 1998






                                    CONTENTS

Report of Independent Auditors..........................................

Audited Financial Statements

Statement of Assets and Liabilities.....................................
Statements of Operations................................................
Statements of Changes in Net Assets.....................................
Notes to Financial Statements...........................................

                         Report of Independent Auditors


To the Board of Directors
The Manufacturers Life Insurance
    Company of America

We have audited the accompanying statement of assets and liabilities of Separate Account Three of The Manufacturers Life Insurance Company of America as of December 31, 1998 and the related statements of operations and changes in net assets for each of the periods presented therein. These financial statements are the responsibility of The Manufacturers Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1998, and the results of its operations and the changes in its net assets for each of the periods presented therein, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
February 4, 1999

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                       Statement of Assets and Liabilities

                                December 31, 1998

                                                                                          SUB-ACCOUNT        NET ASSET
                                                                            NET ASSET         UNITS          VALUE PER
                                                                              VALUE        OUTSTANDING         UNIT
                                                                          --------------------------------------------
ASSETS
Investment in Manufacturers Investment Trust--at market value:
   Emerging Growth Trust, 2,802,542 shares (cost $62,104,620)             $  66,756,555   $   1,547,427     $   43.14
   Quantitative Equity Trust, 2,069,537 shares (cost $38,807,860)            52,193,727       1,202,134         43.42
   Real Estate Securities Trust, 1,536,662 shares (cost $24,594,352)         22,696,503         689,209         32.93
   Balanced Trust, 2,589,172 shares (cost $43,897,491)                       50,229,936       1,674,992         29.99
   Capital Growth Bond Trust, 1,757,260 shares (cost $19,935,560)            21,245,278         929,261         22.86
   Money Market Trust, 3,170,806 shares (cost $31,708,063)                   31,708,063       1,731,857         18.31
   International Stock Trust, 1,585,335 shares (cost $18,934,357)            20,577,642       1,473,246         13.97
   Pacific Rim Emerging Markets Trust, 822,886 shares (cost $5,198,434)       5,620,314         772,206          7.28
   Equity Index Trust, 2,839,061 shares (cost $37,536,543)                   43,806,714       2,221,635         19.72
   Equity Trust, 1,257,356 shares (cost $25,523,708)                         24,493,286       1,651,448         14.83
   Value Equity Trust, 1,044,760 shares (cost $16,442,598)                   18,575,830       1,154,317         16.09
   Growth and Income Trust, 1,165,238 shares (cost $26,765,264)              33,127,715       1,678,270         19.74
   U.S. Government Securities Trust, 239,148 shares (cost $3,198,130)         3,305,023         276,793         11.94
   Conservative Asset Allocation Trust, 80,313 shares (cost $925,126)           950,102          73,213         12.98
   Moderate Asset Allocation Trust, 234,294 shares (cost $2,942,382)          3,125,486         218,986         14.27
   Aggressive Asset Allocation Trust, 237,596 shares (cost $3,281,821)        3,625,719         233,924         15.50
   International Small Cap Trust, 176,272 shares (cost $2,492,390)            2,693,435         190,424         14.14
   Blue Chip Growth Trust, 566,488 shares (cost $8,957,998)                  10,717,944         519,809         20.62
   Science & Technology Trust, 252,885 shares (cost $3,476,302)               4,936,311         244,906         20.16
   Pilgram Baxter Growth Trust, 122,992 shares (cost $1,528,419)              1,603,809         105,774         15.16
   Small/Mid Cap Trust, 296,586 shares (cost $5,033,231)                      5,863,507         299,424         19.58
   Worldwide Growth Trust, 71,291 shares (cost $1,065,955)                    1,080,064          72,735         14.85
   Global Equity Trust, 208,185 shares (cost $3,996,239)                      4,242,810         259,150         16.37
   Growth Trust, 329,119 shares (cost $6,264,920)                             6,746,944         363,585         18.56
   Value Trust, 253,715 shares (cost $3,817,475)                              3,567,228         251,058         14.21
   International Growth and Income Trust, 124,135 shares (cost                1,405,214         104,239         13.48
   $1,357,908)
   High Yield Trust, 162,690 shares (cost $2,211,281)                         2,101,957         147,641         14.24
   Strategic Bond Trust, 247,629 shares (cost $2,962,146)                     2,902,215         210,298         13.80
   Global Government Bond Trust, 46,669 shares (cost $634,469)                  640,768          45,061         14.22
   Investment Quality Bond Trust, 114,782 shares (cost $1,396,240)            1,430,181          96,815         14.77
   Lifestyle Aggressive 1000 Trust, 288,431 shares (cost $3,929,209)          3,862,092         257,160         15.02
   Lifestyle Growth 820 Trust, 1,150,754 shares (cost $15,767,114)           15,857,396       1,049,185         15.11
   Lifestyle Balanced 640 Trust, 422,244 shares (cost $5,614,581)             5,696,069         382,101         14.91
   Lifestyle Moderate 460 Trust, 48,767 shares (cost $658,448)                  678,344          44,619         15.20
   Lifestyle Conservative 280 Trust, 7,984 shares (cost $102,293)               108,017           7,151         15.11
   Small Company Value Trust, 32,243 shares (cost $355,941)                     366,605          42,981          8.53
                                                                          =============
Net assets                                                                $ 478,538,803
                                                                          =============


See accompanying notes.

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                            Statements of Operations



                                                             EMERGING GROWTH                          QUANTITATIVE EQUITY
                                                               SUB-ACCOUNT                                SUB-ACCOUNT
                                                -----------------------------------------------------------------------------------
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                 DEC. 31/98     DEC. 31/97     DEC. 31/96     DEC. 31/98   DEC. 31/97    DEC. 31/96
                                                -----------------------------------------------------------------------------------
Net investment income:
   Dividend income                              $   995,471    $      --      $ 7,702,014    $ 5,169,494   $     --     $ 4,240,752
                                                -----------------------------------------------------------------------------------

Realized and unrealized gain (loss) on
  investments:
   Realized gain (loss) from security
     transactions:
       Proceeds from sales                        6,100,016      7,107,331      4,088,127      4,267,545    3,096,117     1,222,403
       Cost of securities sold                    4,854,772      5,908,528      3,518,688      2,650,426    2,122,759       976,262
                                                -----------------------------------------------------------------------------------
   Net realized gain (loss)                       1,245,244      1,198,803        569,439      1,617,119      973,358       246,141
                                                -----------------------------------------------------------------------------------

   Unrealized appreciation (depreciation) of
     investments:
       Beginning of year                          6,743,875     (1,640,500)     4,794,911      9,470,255    1,534,960     2,295,941
       End of year                                4,651,935      6,743,875     (1,640,500)    13,385,867    9,470,255     1,534,960
                                                -----------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation)
     during the year                             (2,091,940)     8,384,375     (6,435,411)     3,915,612    7,935,295      (760,981)
                                                -----------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                     (846,696)     9,583,178     (5,865,972)     5,532,731    8,908,653      (514,840)
                                                -----------------------------------------------------------------------------------

Net increase (decrease) in net assets derived
   from operations                              $   148,775    $ 9,583,178    $ 1,836,042    $10,702,225   $8,908,653   $ 3,725,912
                                                ===================================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998


See accompanying notes.

         REAL ESTATE SECURITIES                          BALANCED                         CAPITAL GROWTH BOND
               SUB-ACCOUNT                             SUB-ACCOUNT                            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
 DEC. 31/98    DEC. 31/97   DEC. 31/96    DEC. 31/98    DEC. 31/97   DEC. 31/96     DEC. 31/98    DEC. 31/97    DEC. 31/96
---------------------------------------------------------------------------------------------------------------------------
$ 3,092,425    $     --     $2,776,056   $ 5,710,136    $     --     $ 4,478,042    $1,051,960   $      --      $   864,430
---------------------------------------------------------------------------------------------------------------------------




  2,650,837     1,134,797      660,261     3,244,479     4,291,414     1,836,560     3,019,340     1,876,127      1,292,420
  2,269,138       898,569      631,891     2,557,957     3,671,860     1,674,031     2,667,419     1,866,847      1,363,232
---------------------------------------------------------------------------------------------------------------------------
    381,699       236,228       28,370       686,522       619,554       162,529       351,921         9,280        (70,812)
---------------------------------------------------------------------------------------------------------------------------



  5,819,408     2,155,063      748,034     6,626,044       958,041     2,693,376     1,199,605      (223,171)       153,798
 (1,897,849)    5,819,409    2,155,063     6,332,445     6,626,043       958,041     1,309,718     1,199,605       (223,171)
---------------------------------------------------------------------------------------------------------------------------

 (7,717,257)    3,664,346    1,407,029      (293,599)    5,668,002    (1,735,335)      110,113     1,422,776       (376,969)
---------------------------------------------------------------------------------------------------------------------------


 (7,335,558)    3,900,574    1,435,399       392,923     6,287,556    (1,572,806)      462,034     1,432,056       (447,781)
---------------------------------------------------------------------------------------------------------------------------


$(4,243,133)   $3,900,574   $4,211,455   $ 6,103,059    $6,287,556   $ 2,905,236    $1,513,994   $ 1,432,056    $   416,649
===========================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                      Statements of Operations (continued)


                                                                   MONEY MARKET                        INTERNATIONAL STOCK
                                                                    SUB-ACCOUNT                             SUB-ACCOUNT
                                                      -----------------------------------------------------------------------------
                                                       YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                       DEC. 31/98   DEC. 31/97     DEC. 31/96    DEC. 31/98  DEC. 31/97  DEC. 31/96
                                                      -----------------------------------------------------------------------------
Net investment income:
   Dividend income                                    $ 1,481,440  $  1,159,280   $  1,505,315   $  313,529  $ 209,753   $  248,736
                                                      -----------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss) from security
     transactions:
       Proceeds from sales                             55,917,389    18,425,413     17,344,859    4,550,901    780,310      289,302
       Cost of securities sold                         55,917,389    19,340,111     16,936,049    3,876,157    656,813      250,445
                                                      -----------------------------------------------------------------------------
   Net realized gain (loss)                                  --        (914,698)       408,810      674,744    123,497       38,857
                                                      -----------------------------------------------------------------------------

   Unrealized appreciation (depreciation) of
     investments:
       Beginning of year                                     --        (914,724)       233,720      131,809    450,565       99,777
       End of year                                           --               1       (914,724)   1,643,285    131,811      450,565
                                                      -----------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) during
     the year                                                --         914,725     (1,148,444)   1,511,476   (318,754)     350,788
                                                      -----------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                               --              27       (739,634)   2,186,220   (195,257)     389,645
                                                      -----------------------------------------------------------------------------

Net increase (decrease) in net assets derived from
   operations                                         $ 1,481,440  $  1,159,307   $    765,681   $2,499,749  $  14,496   $  638,381
                                                      =============================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998


See accompanying notes.

       PACIFIC RIM EMERGING MARKETS
                SUB-ACCOUNT                          EQUITY INDEX SUB-ACCOUNT                      EQUITY SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED*   YEAR ENDED   YEAR ENDED    PERIOD ENDED*
 DEC. 31/98     DEC. 31/97    DEC. 31/96    DEC. 31/98    DEC. 31/97     DEC. 31/96     DEC. 31/98   DEC. 31/97     DEC. 31/96
--------------------------------------------------------------------------------------------------------------------------------
$        -      $    12,667   $   239,201   $ 1,392,501   $ 2,468,634   $   449,782    $ 3,871,537   $ 2,150,334   $    26,181
--------------------------------------------------------------------------------------------------------------------------------




  4,347,338       1,556,257       443,740     2,890,323     1,982,591       231,179      1,483,382     1,891,337        54,581
  6,967,881       1,571,876       374,390     2,287,244     1,529,141       214,759      1,636,220     1,889,551        56,756
--------------------------------------------------------------------------------------------------------------------------------
 (2,620,543)        (15,619)       69,350       603,079       453,450        16,420       (152,838)        1,786        (2,175)
--------------------------------------------------------------------------------------------------------------------------------



 (2,120,318)         67,813        88,856       488,049       (46,898)            -        737,427       495,686             -
    421,880      (2,120,317)       67,813     6,270,171       488,048       (46,898)    (1,030,422)      737,427       495,686
--------------------------------------------------------------------------------------------------------------------------------

  2,542,198      (2,188,130)      (21,043)    5,782,122       534,946       (46,898)    (1,767,849)      241,741       495,686
--------------------------------------------------------------------------------------------------------------------------------


    (78,345)     (2,203,749)       48,307     6,385,201       988,396       (30,478)    (1,920,687)      243,527       493,511
--------------------------------------------------------------------------------------------------------------------------------


$   (78,345)    $(2,191,082)  $   287,508   $ 7,777,702   $ 3,457,030   $   419,304    $ 1,950,850   $ 2,393,861   $   519,692
================================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                      Statements of Operations (continued)





                                                           VALUE EQUITY SUB-ACCOUNT              GROWTH AND INCOME SUB-ACCOUNT
                                                      -----------------------------------------------------------------------------
                                                      YEAR ENDED  YEAR ENDED  PERIOD ENDED*  YEAR ENDED   YEAR ENDED  PERIOD ENDED*
                                                      DEC. 31/98  DEC. 31/97   DEC. 31/96    DEC. 31/98   DEC. 31/97   DEC. 31/96
                                                      -----------------------------------------------------------------------------
Net investment income:
   Dividend income                                    $  976,745  $1,127,557  $    8,790     $1,500,080   $  556,761  $      1,952
                                                      ----------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss) from
     security transactions:
       Proceeds from sales                             1,391,651   1,288,325     438,548      2,830,806    3,054,342        82,474
       Cost of securities sold                         1,104,171   1,107,952     417,223      2,030,090    2,467,777        77,312
                                                      ----------------------------------------------------------------------------
   Net realized gain (loss)                              287,480     180,373      21,325        800,716      586,565         5,162
                                                      ----------------------------------------------------------------------------

   Unrealized appreciation (depreciation) of
     investments:
       Beginning of year                               1,914,865     364,883        --        2,511,120      405,558          --
       End of year                                     2,133,232   1,914,865     364,883      6,362,451    2,511,120       405,558
                                                      ----------------------------------------------------------------------------
   Net unrealized appreciation (depreciation)
     during the year                                     218,367   1,549,982     364,883      3,851,331    2,105,562       405,558
                                                      ----------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                           505,847   1,730,355     386,208      4,652,047    2,692,127       410,720
                                                      ----------------------------------------------------------------------------

Net increase (decrease) in net assets derived
   from operations                                    $1,482,592  $2,857,912  $  394,998     $6,152,127   $3,248,888  $    412,672
                                                      ============================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

        U.S. GOVERNMENT SECURITIES               CONSERVATIVE ASSET ALLOCATION               MODERATE ASSET ALLOCATION
              SUB-ACCOUNT                                SUB-ACCOUNT                                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED    YEAR ENDED   PERIOD ENDED*   YEAR ENDED    YEAR ENDED   PERIOD ENDED*   YEAR ENDED    YEAR ENDED   PERIOD ENDED*
DEC. 31/98    DEC. 31/97    DEC. 31/96     DEC. 31/98    DEC. 31/97    DEC. 31/96     DEC. 31/98    DEC. 31/97    DEC. 31/96
-----------------------------------------------------------------------------------------------------------------------------
$ 109,401     $ 123,037    $  26,995       $  72,830     $  42,335    $   8,660       $ 247,923     $  83,798    $   2,105
-----------------------------------------------------------------------------------------------------------------------------




  986,654       750,917      141,134         207,048       236,418       30,301         147,097        71,531       45,521
  954,836       752,455      149,988         202,366       228,648       31,365         136,136        65,973       45,706
-----------------------------------------------------------------------------------------------------------------------------
   31,818        (1,538)      (8,854)          4,682         7,770       (1,064)         10,961         5,558         (185)
-----------------------------------------------------------------------------------------------------------------------------



   67,077        38,928         --            17,540         6,566         --           101,169        23,967         --
  106,893        67,077       38,928          24,976        17,540        6,566         183,104       101,169       23,967
-----------------------------------------------------------------------------------------------------------------------------

   39,816        28,149       38,928           7,436        10,974        6,566          81,935        77,202       23,967
-----------------------------------------------------------------------------------------------------------------------------


   71,634        26,611       30,074          12,118        18,744        5,502          92,896        82,760       23,782
-----------------------------------------------------------------------------------------------------------------------------


$ 181,035     $ 149,648    $  57,069       $  84,948     $  61,079    $  14,162       $ 340,819     $ 166,558    $  25,887
=============================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                      Statements of Operations (continued)




                                                                  AGGRESSIVE ASSET ALLOCATION           INTERNATIONAL SMALL CAP
                                                                          SUB-ACCOUNT                         SUB-ACCOUNT
                                                            ---------------------------------------------------------------------
                                                             YEAR ENDED    YEAR ENDED   PERIOD ENDED*   YEAR ENDED     YEAR ENDED
                                                             DEC. 31/98    DEC. 31/97    DEC. 31/96     DEC. 31/98     DEC. 31/97
                                                            ---------------------------------------------------------------------
Net investment income:
   Dividend income                                          $   312,103   $   140,784   $    11,072    $     5,687    $       212
                                                            ---------------------------------------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss) from security
     transactions:                                              210,791       226,753        79,723      3,812,286        206,034
       Proceeds from sales                                      181,226       204,492        82,946      3,842,577        203,025
                                                            ---------------------------------------------------------------------
       Cost of securities sold                                   29,565        22,261        (3,223)       (30,291)         3,009
                                                            ---------------------------------------------------------------------
   Net realized gain (loss)

   Unrealized appreciation (depreciation) of investments:
       Beginning of year                                        164,721        43,313          --          (39,080)          --
       End of year                                              343,898       164,721        43,313        201,045        (39,080)
                                                            ---------------------------------------------------------------------
   Net unrealized appreciation (depreciation) during
     the year                                                   179,177       121,408        43,313        240,125        (39,080)
                                                            ---------------------------------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                                  208,742       143,669        40,090        209,834        (36,071)
                                                            ---------------------------------------------------------------------

Net increase (decrease) in net assets derived from
   operations                                               $   520,845   $   284,453   $    51,162    $   215,521    $   (35,859)
                                                            =====================================================================


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

       BLUE CHIP GROWTH                  SCIENCE & TECHNOLOGY              PILGRAM BAXTER GROWTH
           SUB-ACCOUNT                         SUB-ACCOUNT                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED        YEAR ENDED      PERIOD ENDED**      YEAR ENDED      PERIOD ENDED**
 DEC. 31/98       DEC. 31/97        DEC. 31/98        DEC. 31/97        DEC. 31/98        DEC. 31/97
------------------------------------------------------------------------------------------------------
$    98,459      $   104,304       $      --         $    16,815       $      --         $      --
------------------------------------------------------------------------------------------------------



    933,491          121,709         7,343,188           457,533           341,421            37,770
    796,180          128,505         7,715,056           477,311           359,211            36,070
------------------------------------------------------------------------------------------------------
    137,311           (6,796)         (371,868)          (19,778)          (17,790)            1,700
------------------------------------------------------------------------------------------------------




    239,380             --             (62,464)             --             (18,510)             --
  1,759,946          239,382         1,460,009           (62,465)           75,390           (18,510)
------------------------------------------------------------------------------------------------------

  1,520,566          239,382         1,522,473           (62,465)           93,900           (18,510)
------------------------------------------------------------------------------------------------------


  1,657,877          232,586         1,150,605           (82,243)           76,110           (16,810)
------------------------------------------------------------------------------------------------------


$ 1,756,336      $   336,890       $ 1,150,605       $   (65,428)      $    76,110       $   (16,810)
======================================================================================================

            SMALL/MID                      WORLDWIDE GROWTH
         CAP SUB-ACCOUNT                      SUB-ACCOUNT
------------------------------------------------------------------
 YEAR ENDED      PERIOD ENDED**      YEAR ENDED      PERIOD ENDED**
 DEC. 31/98        DEC. 31/97        DEC. 31/98        DEC. 31/97
-----------------------------------------------------------------
$                 $      --         $     5,574       $     2,704
-----------------------------------------------------------------



    341,669            52,379           884,820            40,572
    302,630            43,433           870,108            38,790
-----------------------------------------------------------------
     39,039             8,946            14,712             1,782
-----------------------------------------------------------------




     (4,182)             --              (4,391)             --
    830,276            (4,182)           14,109            (4,391)
-----------------------------------------------------------------

    834,458            (4,182)           18,500            (4,391)
-----------------------------------------------------------------


    873,497             4,764            33,212            (2,609)
-----------------------------------------------------------------


$   873,497       $     4,764       $    38,786       $        95
=================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                      Statements of Operations (continued)




                                                                          GLOBAL
                                                                    EQUITY SUB-ACCOUNT                  GROWTH SUB-ACCOUNT
                                                             -----------------------------------------------------------------------
                                                             YEAR ENDED         PERIOD ENDED**     YEAR ENDED         PERIOD ENDED**
                                                             DEC. 31/98          DEC. 31/97         DEC. 31/98          DEC. 31/97
                                                             -----------------------------------------------------------------------
Net investment income:
   Dividend income                                        $    167,578        $       --         $     95,683       $       --
                                                          --------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss)
from security transactions:
       Proceeds from sales                                  14,996,508               6,150          1,586,113              9,760
       Cost of securities sold                              15,031,676               5,777          1,462,588              8,653
                                                          --------------------------------------------------------------------------
   Net realized gain (loss)                                    (35,168)                373            123,525              1,107

   Unrealized appreciation
(depreciation) of investments:
       Beginning of year                                        32,115                --               15,489               --
       End of year                                             246,571              32,115            482,024             15,489
                                                          --------------------------------------------------------------------------
   Net unrealized appreciation
     (depreciation) during the year                            214,456              32,115            466,535             15,489
                                                          --------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments                                                 179,288              32,488            590,060             16,596
                                                          --------------------------------------------------------------------------

Net increase (decrease) in net assets
derived from operations                                   $    346,866        $     32,488       $    685,743       $     16,596
                                                          ==========================================================================








                                                                           VALUE
                                                                        SUB-ACCOUNT
                                                         ------------------------------------
                                                            YEAR ENDED         PERIOD ENDED**
                                                            DEC. 31/98          DEC. 31/97
                                                         ------------------------------------
Net investment income:
   Dividend income                                        $    117,791        $     33,133
                                                         ------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss) from
     security transactions:
       Proceeds from sales                                     539,843              28,449
       Cost of securities sold                                 517,327              25,668
                                                         ------------------------------------
   Net realized gain (loss)                                     22,516               2,781
                                                         ------------------------------------

   Unrealized appreciation (depreciation) of
     investments:
       Beginning of year                                       (20,774)               --
       End of year                                            (250,247)            (20,774)
                                                         ------------------------------------
   Net unrealized appreciation
     (depreciation) during the year                           (229,473)            (20,774)
                                                         ------------------------------------

Net realized and unrealized gain (loss)
   on investments                                             (206,957)            (17,993)
                                                         ------------------------------------

Net increase (decrease) in net assets derived
   from operations                                        $    (89,166)       $     15,140
                                                         ====================================


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.


   INTERNATIONAL GROWTH AND                                                                                  GLOBAL
            INCOME                      HIGH YIELD                        STRATEGIC BOND                  GOVERNMENT BOND
          SUB-ACCOUNT                   SUB-ACCOUNT                        SUB-ACCOUNT                      SUB-ACCOUNT
 -----------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED   PERIOD ENDED**   YEAR ENDED     PERIOD ENDED**     YEAR ENDED    PERIOD ENDED**       YEAR ENDED      PERIOD ENDED**
  DEC. 31/98     DEC. 31/97     DEC. 31/98       DEC. 31/97       DEC. 31/98      DEC. 31/97         DEC. 31/98        DEC. 31/97
 -----------------------------------------------------------------------------------------------------------------------------------



$    51,082     $      --       $   151,912     $    39,931     $    86,088     $      --         $    27,334        $      --
------------------------------------------------------------------------------------------------------------------------------------





  7,091,488          18,809       2,330,540         347,712         556,779          18,384           370,605           3,662
  7,095,830          18,622       2,338,454         339,830         574,721          17,681           378,835           3,587
------------------------------------------------------------------------------------------------------------------------------------
     (4,342)            187          (7,914)          7,882         (17,942)            703            (8,230)             75
------------------------------------------------------------------------------------------------------------------------------------



    (39,257)           --           (13,453)           --            10,709            --               3,801            --
     47,306         (39,257)       (109,324)        (13,453)        (59,931)         10,709             6,299           3,801
------------------------------------------------------------------------------------------------------------------------------------

     86,563         (39,257)        (95,871)        (13,453)        (70,640)         10,709             2,498           3,801
------------------------------------------------------------------------------------------------------------------------------------


     82,221         (39,070)       (103,785)         (5,571)        (88,582)         11,412            (5,732)          3,876
------------------------------------------------------------------------------------------------------------------------------------


$   133,303     $   (39,070)    $    48,127     $    34,360     $    (2,494)    $    11,412       $    21,602     $     3,876
====================================================================================================================================





              INVESTMENT
            QUALITY BOND
            SUB-ACCOUNT
-------------------------------
  YEAR ENDED      PERIOD ENDED**
  DEC. 31/98        DEC. 31/97
-------------------------------



$    20,278      $      --
-------------------------------





     134,493          4,700
     127,939          4,564
-------------------------------
       6,554            136
-------------------------------



       6,089           --
      33,941          6,089
-------------------------------

      27,852          6,089
-------------------------------


      34,406          6,225
-------------------------------


$     54,684    $     6,225
===============================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                      Statements of Operations (continued)





                                                     LIFESTYLE                                                 LIFESTYLE
                                                  AGGRESSIVE 1000                 LIFESTYLE                  BALANCED 640
                                                    SUB-ACCOUNT            GROWTH 820 SUB-ACCOUNT             SUB-ACCOUNT
                                           ----------------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------------
                                               YEAR ENDED   PERIOD ENDED**  YEAR ENDED   PERIOD ENDED**  YEAR ENDED   PERIOD ENDED**
                                               DEC. 31/98    DEC. 31/97     DEC. 31/98    DEC. 31/97      DEC. 31/98    DEC. 31/97
                                           ----------------------------------------------------------------------------------------


Net investment income:                         $ 168,006      $   4,916      $ 629,682      $  36,584      $ 189,230      $  16,038
                                           -----------------------------------------------------------------------------------------
   Dividend income

Realized and unrealized gain (loss) on
 investments:
 Realized and unrealized gain (loss) from
   security transactions:                        787,348         18,722        634,837         53,801        896,183        152,797
     Proceeds from sales                         797,310         17,881        654,079         50,741        898,112        147,960
                                           -----------------------------------------------------------------------------------------
       Cost of securities sold                    (9,962)           841        (19,242)         3,060         (1,929)         4,837
                                           -----------------------------------------------------------------------------------------
 Net realized gain (loss)

 Unrealized appreciation (depreciation) of
   investments:                                  (11,048)          --          (24,738)          --           43,780           --
       Beginning of year                         (67,117)       (11,049)        90,282        (24,740)        81,488         43,781
                                           -----------------------------------------------------------------------------------------
       End of year
   Net unrealized appreciation                   (56,069)       (11,049)       115,020        (24,740)        37,708         43,781
    (depreciation) during the year         ----------------------------------------------------------------------------------------


Net realized and unrealized gain (loss) on       (66,031)       (10,208)        95,778        (21,680)        35,779         48,618
   investments                             -----------------------------------------------------------------------------------------


Net increase (decrease) in net assets
   derived from operations                      $ 101,975      $  (5,292)     $ 725,460      $  14,904      $ 225,009      $  64,656
                                           =========================================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.


            LIFESTYLE                      LIFESTYLE              SMALL COMPANY
          MODERATE 460                  CONSERVATIVE 280           VALUE TRUST
           SUB-ACCOUNT                    SUB-ACCOUNT              SUB-ACCOUNT                      TOTAL
--------------------------------------------------------------------------------------------------------------------------------
   YEAR ENDED    PERIOD ENDED**    YEAR ENDED   PERIOD ENDED**    PERIOD ENDED***   YEAR ENDED     YEAR ENDED       YEAR ENDED
   DEC. 31/98      DEC. 31/97      DEC. 31/98     DEC. 31/97        DEC. 31/98      DEC. 31/98     DEC. 31/97       DEC. 31/96
--------------------------------------------------------------------------------------------------------------------------------


$     20,025     $        842     $        552    $          9    $       --       $ 28,132,536    $  8,330,428    $ 22,590,083
--------------------------------------------------------------------------------------------------------------------------------





     195,747            2,366           64,048             173          20,186      138,107,190      49,351,462      28,281,133
     204,400            2,372           62,423             172          23,678      134,346,562      45,853,994      26,801,043
--------------------------------------------------------------------------------------------------------------------------------
      (8,653)              (6)           1,625               1          (3,492)       3,760,628       3,497,468       1,480,090
--------------------------------------------------------------------------------------------------------------------------------



           4             --                 29            --              --         33,986,145       3,720,050      11,108,413
      19,896                3            5,724              29          10,664       45,119,935      33,986,146       3,720,050
--------------------------------------------------------------------------------------------------------------------------------

      19,892                3            5,695              29          10,664       11,133,790      30,266,096      (7,388,363)
--------------------------------------------------------------------------------------------------------------------------------


      11,239               (3)           7,320              30           7,172       14,894,418      33,763,564      (5,908,273)
--------------------------------------------------------------------------------------------------------------------------------



$     31,264     $        839     $      7,872    $         39    $      7,172     $ 43,026,954    $ 42,093,992    $ 16,681,810
================================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                       Statements of Changes in Net Assets






                                                 EMERGING GROWTH                        QUANTITATIVE EQUITY
                                                   SUB-ACCOUNT                              SUB-ACCOUNT
                                   ---------------------------------------------------------------------------------------------
                                    YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED         YEAR ENDED     YEAR ENDED
                                    DEC. 31/98      DEC. 31/97      DEC. 31/96       DEC. 31/98      DEC. 31/97     DEC. 31/96
                                   ---------------------------------------------------------------------------------------------
FROM OPERATIONS

Net investment income              $    995,471    $       --      $  7,702,014    $  5,169,494    $       --      $  4,240,752
Net realized gain (loss)              1,245,244       1,198,803         569,439       1,617,119         973,358         246,141
Net unrealized appreciation
   (depreciation) of investments
   during the period                 (2,091,940)      8,384,375      (6,435,411)      3,915,612       7,935,295        (760,981)
                                   ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets derived from operations       148,775       9,583,178       1,836,042      10,702,225       8,908,653       3,725,912
                                   ---------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums          12,733,443      16,038,468      22,504,630       7,242,095       7,834,132       9,633,477
   Transfer on death                       --              --              --              --              --              --
   Transfer on terminations          (6,445,689)     (6,450,838)     (4,593,540)     (3,997,775)     (4,132,053)     (2,214,864)
   Transfer on policy loans            (218,046)       (358,214)       (610,713)       (273,706)       (432,977)       (113,064)
   Net interfund transfers           (5,805,034)     (6,440,946)        (11,484)     (1,628,360)        (60,101)      1,337,385
                                   ---------------------------------------------------------------------------------------------
                                        264,674       2,788,470      17,288,893       1,342,254       3,209,001       8,642,934
                                   ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets                               413,449      12,371,648      19,124,935      12,044,479      12,117,654      12,368,846


NET ASSETS
Beginning of year                    66,343,106      53,971,458      34,846,523      40,149,248      28,031,594      15,662,748
                                   ---------------------------------------------------------------------------------------------
End of year                        $ 66,756,555    $ 66,343,106    $ 53,971,458    $ 52,193,727    $ 40,149,248    $ 28,031,594
                                   =============================================================================================


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.


                                                                                                         CAPITAL GROWTH
            REAL ESTATE SECURITIES                             BALANCED                                       BOND
                 SUB-ACCOUNT                                  SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
  DEC. 31/98     DEC. 31/97      DEC. 31/96     DEC. 31/98     DEC. 31/97     DEC. 31/96     DEC. 31/98     DEC. 31/97    DEC. 31/96
------------------------------------------------------------------------------------------------------------------------------------


$  3,092,425   $       --     $  2,776,056   $  5,710,136   $       --     $  4,478,042   $  1,051,960   $       --     $   864,430
     381,699        236,228         28,370        686,522        619,554        162,529        351,921          9,280       (70,812)


  (7,717,257)     3,664,346      1,407,029       (293,599)     5,668,002     (1,735,335)       110,113      1,422,776      (376,969)
------------------------------------------------------------------------------------------------------------------------------------

  (4,243,133)     3,900,574      4,211,455      6,103,059      6,287,556      2,905,236      1,513,994      1,432,056       416,649
------------------------------------------------------------------------------------------------------------------------------------



   5,859,264      5,723,061      4,465,307      7,177,808      8,963,510     10,619,657      3,364,775      4,146,312     4,480,626
        --             --             --             --          (44,313)          --             --             --            --
  (2,117,340)    (2,219,786)    (1,347,117)    (4,188,769)    (3,729,355)    (2,563,981)    (1,655,470)    (1,575,696)   (1,205,581)
     (77,402)      (369,877)       (65,858)      (150,786)      (417,435)      (355,780)       (32,638)      (105,540)      (27,779)
  (2,327,888)     1,279,970        467,823       (534,390)    (2,581,258)      (394,561)      (584,488)       (81,587)      685,493
------------------------------------------------------------------------------------------------------------------------------------
   1,336,634      4,413,368      3,520,155      2,303,863      2,191,149      7,305,335      1,092,179      2,383,489     3,932,759
------------------------------------------------------------------------------------------------------------------------------------
  (2,906,499)     8,313,942      7,731,610      8,406,922      8,478,705     10,210,571      2,606,173      3,815,545     4,349,408


  25,603,002     17,289,060      9,557,450     41,823,014     33,344,309     23,133,738     18,639,105     14,823,560    10,474,152
------------------------------------------------------------------------------------------------------------------------------------
$ 22,696,503   $ 25,603,002   $ 17,289,060   $ 50,229,936   $ 41,823,014   $ 33,344,309   $ 21,245,278   $ 18,639,105  $ 14,823,560
====================================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)





                                                  MONEY MARKET                                       INTERNATIONAL STOCK
                                                   SUB-ACCOUNT                                          SUB-ACCOUNT
                                      ----------------------------------------------------------------------------------------------
                                         YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED
                                         DEC. 31/98      DEC. 31/97      DEC. 31/96     DEC. 31/98       DEC. 31/97       DEC. 31/96
                                      ----------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                  $  1,481,440    $  1,159,280    $  1,505,315    $    313,529    $    209,753    $    248,736
Net realized gain (loss)                       --          (914,698)        408,810         674,744         123,497          38,857
Net unrealized appreciation
   (depreciation) of investments
   during the period                           --           914,725      (1,148,444)      1,511,476        (318,754)        350,788
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets derived from operations         1,481,440       1,159,307         765,681       2,499,749          14,496         638,381
                                      ----------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums              22,297,227      33,859,872      23,926,029       4,538,425       5,795,630       4,320,339
   Transfer on death                           --              --              --              --              --              --
   Transfer on terminations              (3,358,411)     (2,797,321)     (2,399,186)     (1,187,826)     (1,224,478)       (555,702)
   Transfer on policy loans                (384,658)       (282,014)        (34,484)        (59,954)       (106,208)        (31,389)
   Net interfund transfers              (17,755,116)    (20,937,650)    (16,858,040)       (574,437)      1,344,064       2,632,184
                                      ----------------------------------------------------------------------------------------------
                                            799,042       9,842,887       4,634,319       2,716,208       5,809,008       6,365,432
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets                                 2,280,482      11,002,194       5,400,000       5,215,957       5,823,504       7,003,813


NET ASSETS
Beginning of year                        29,427,581      18,425,387      13,025,387      15,361,685       9,538,181       2,534,368
                                      ----------------------------------------------------------------------------------------------
End of year                            $ 31,708,063    $ 29,427,581    $ 18,425,387    $ 20,577,642    $ 15,361,685    $  9,538,181
                                      ==============================================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.



    PACIFIC RIM EMERGING MARKETS SUB-
                  ACCOUNT                          EQUITY INDEX SUB-ACCOUNT                     EQUITY SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   PERIOD ENDED*    YEAR ENDED   YEAR ENDED  PERIOD ENDED*
 DEC. 31/98     DEC. 31/97   DEC. 31/96   DEC. 31/98   DEC. 31/97     DEC. 31/96      DEC. 31/98   DEC. 31/97    DEC. 31/96
-------------------------------------------------------------------------------------------------------------------------------

$        -     $    12,667   $   239,201  $ 1,392,501  $ 2,468,634  $   449,782      $ 3,871,537  $ 2,150,334  $    26,181
 (2,620,543)       (15,619)       69,350      603,079      453,450       16,420         (152,838)       1,786       (2,175)


  2,542,198     (2,188,130)      (21,043)   5,782,122      534,946      (46,898)      (1,767,849)     241,741      495,686
-------------------------------------------------------------------------------------------------------------------------------

    (78,345)    (2,191,082)      287,508    7,777,702    3,457,030      419,304        1,950,850    2,393,861      519,692
-------------------------------------------------------------------------------------------------------------------------------



  1,563,148      2,059,145     2,541,885   12,850,700    7,852,789    5,327,031        5,682,311    7,868,634    4,931,946
          -              -             -            -            -            -                -            -            -
   (436,588)      (620,211)     (354,050)  (2,024,088)    (781,683)    (136,828)      (1,536,387)  (1,054,893)    (260,549)
    (15,173)       (58,638)      (25,816)    (475,140)    (721,710)           -          (34,034)     (45,576)     (65,890)
    229,348       (630,778)    1,682,204    6,006,985    3,377,661      876,961           19,738      778,412    3,345,171
-------------------------------------------------------------------------------------------------------------------------------
  1,340,735        749,518     3,844,223   16,358,457    9,727,057    6,067,164        4,131,628    7,546,577    7,950,678
-------------------------------------------------------------------------------------------------------------------------------
  1,262,390     (1,441,564)    4,131,731   24,136,159   13,184,087    6,486,468        6,082,478    9,940,438    8,470,370


  4,357,924      5,799,488     1,667,757   19,670,555    6,486,468            -       18,410,808    8,470,370            -
-------------------------------------------------------------------------------------------------------------------------------
$ 5,620,314    $ 4,357,924   $ 5,799,488  $43,806,714  $19,670,555  $ 6,486,468      $24,493,286  $18,410,808  $ 8,470,370
===============================================================================================================================


                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)






                                                  VALUE EQUITY                             GROWTH AND INCOME
                                                   SUB-ACCOUNT                                SUB-ACCOUNT
                                   ---------------------------------------------------------------------------------------------
                                    YEAR ENDED    YEAR ENDED       PERIOD ENDED*    YEAR ENDED     YEAR ENDED      PERIOD ENDED*
                                    DEC. 31/98    DEC. 31/97       DEC. 31/96       DEC. 31/98     DEC. 31/97      DEC. 31/96
                                   ---------------------------------------------------------------------------------------------
FROM OPERATIONS

Net investment income              $    976,745    $  1,127,557    $      8,790    $  1,500,080    $    556,761    $      1,952
Net realized gain (loss)                287,480         180,373          21,325         800,716         586,565           5,162
Net unrealized appreciation
   (depreciation) of investments
   during the period                    218,367       1,549,982         364,883       3,851,331       2,105,562         405,558
                                   ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets derived from operations        1,482,592       2,857,912         394,998       6,152,127       3,248,888         412,672
                                   ---------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums           3,243,426       4,090,507       3,266,118       6,862,398       7,079,242       2,527,210
   Transfer on death                       --              --              --              --              --              --
   Transfer on terminations          (1,437,923)       (793,110)       (147,201)     (1,576,405)       (910,308)        (98,012)
   Transfer on policy loans             (98,668)        (69,774)        (36,263)        (46,701)        (76,204)        (13,676)
   Net interfund transfers              563,898       3,108,426       2,150,892       2,330,998       4,479,340       2,756,146
                                   ---------------------------------------------------------------------------------------------
                                      2,270,733       6,336,049       5,233,546       7,570,290      10,572,070       5,171,668
                                   ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets                                3,753,325       9,193,961       5,628,544      13,722,417      13,820,958       5,584,340
NET ASSETS
Beginning of year                    14,822,505       5,628,544            --        19,405,298       5,584,340            --
                                   ---------------------------------------------------------------------------------------------
End of year                        $ 18,575,830    $ 14,822,505    $  5,628,544    $ 33,127,715    $ 19,405,298    $  5,584,340
                                   =============================================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.



              U.S. GOVERNMENT                           CONSERVATIVE ASSET                           MODERATE ASSET
                SECURITIES                                  ALLOCATION                                 ALLOCATION
                SUB-ACCOUNT                                SUB-ACCOUNT                                SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED    YEAR ENDED   PERIOD ENDED*   YEAR ENDED   YEAR ENDED    PERIOD ENDED*  YEAR ENDED    YEAR ENDED   PERIOD ENDED*
  DEC. 31/98    DEC. 31/97    DEC. 31/96     DEC. 31/98   DEC. 31/97     DEC. 31/96    DEC. 31/98   DEC. 31/97      DEC. 31/96
----------------------------------------------------------------------------------------------------------------------------------


$   109,401    $   123,037  $    26,995     $    72,830  $    42,335   $     8,660     $   247,923  $    83,798  $     2,105
     31,818         (1,538)      (8,854)          4,682        7,770        (1,064)         10,961        5,558         (185)


     39,816         28,149       38,928           7,436       10,974         6,566          81,935       77,202       23,967
----------------------------------------------------------------------------------------------------------------------------------

    181,035        149,648       57,069          84,948       61,079        14,162         340,819      166,558       25,887
----------------------------------------------------------------------------------------------------------------------------------



    664,545        745,345      757,201         176,976      334,314       143,807         895,345      692,412      348,167
          -              -            -               -            -             -               -            -            -
   (154,411)      (221,531)     (35,748)        (52,005)     (34,376)      (33,413)       (208,435)    (104,738)     (25,611)
    (32,573)       (50,875)     (30,576)              -            -             -          (7,332)        (346)           -
    423,298        (76,765)     929,361          46,253      (37,686)      246,043         230,395      588,790      183,575
----------------------------------------------------------------------------------------------------------------------------------
    900,859        396,174    1,620,238         171,224      262,252       356,437         909,973    1,176,118      506,131
----------------------------------------------------------------------------------------------------------------------------------
  1,081,894        545,822    1,677,307         256,172      323,331       370,599       1,250,792    1,342,676      532,018


  2,223,129      1,677,307            -         693,930      370,599             -       1,874,694      532,018            -
----------------------------------------------------------------------------------------------------------------------------------
$ 3,305,023    $ 2,223,129  $ 1,677,307     $   950,102  $   693,930   $   370,599     $ 3,125,486  $ 1,874,694  $   532,018
==================================================================================================================================


                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)





                                           AGGRESSIVE ASSET ALLOCATION         INTERNATIONAL SMALL CAP       BLUE CHIP GROWTH
                                                   SUB-ACCOUNT                       SUB-ACCOUNT                SUB-ACCOUNT
                                    ------------------------------------------------------------------------------------------------
                                    YEAR ENDED   YEAR ENDED   PERIOD ENDED*    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DEC. 31/98  DEC. 31/97      DEC. 31/96     DEC. 31/98  DEC. 31/97     DEC. 31/98   DEC. 31/97
                                    ------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income               $  312,103  $   140,784  $    11,072      $     5,687  $       212  $     98,459   $   104,304
Net realized gain (loss)                 29,565      22,261       (3,223)         (30,291)       3,009       137,311        (6,796)
Net unrealized appreciation
   (depreciation) of investments
   during the period                    179,177     121,408       43,313          240,125      (39,080)    1,520,566       239,382
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets derived from operations       520,845     284,453       51,162          215,521      (35,859)    1,756,336       336,890
                                    ------------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums             953,535   1,008,793      387,073          923,655      609,617     3,950,204     1,748,929
   Transfer on death                          -           -            -                -            -             -             -
   Transfer on terminations            (257,332)   (143,026)     (58,999)         (94,819)     (48,039)     (422,824)     (152,046)
   Transfer on policy loans              (9,000)     (2,986)           -          (11,877)      (2,873)      (27,578)       (5,593)
   Net interfund transfers              193,464     263,513      434,224          258,711      879,398     1,683,424     1,850,202
                                    ------------------------------------------------------------------------------------------------
                                        880,667   1,126,294      762,298        1,075,670    1,438,103     5,183,226     3,441,492
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets                                1,401,512   1,410,747      813,460        1,291,191    1,402,244     6,939,562     3,778,382

NET ASSETS
Beginning of year                     2,224,207     813,460            -        1,402,244            -     3,778,382             -
                                    ================================================================================================
End of year                         $3,625,719  $ 2,224,207  $   813,460      $ 2,693,435  $ 1,402,244  $ 10,717,944   $ 3,778,382
                                    ================================================================================================


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.


       SCIENCE & TECHNOLOGY             PILGRAM BAXTER GROWTH                                              WORLDWIDE GROWTH
           SUB-ACCOUNT                      SUB-ACCOUNT              SMALL/MID CAP SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
   YEAR ENDED     PERIOD ENDED**    YEAR ENDED    PERIOD ENDED**    YEAR ENDED    PERIOD ENDED**    YEAR ENDED    PERIOD ENDED**
   DEC. 31/98      DEC. 31/97       DEC. 31/98      DEC. 31/97      DEC. 31/98      DEC. 31/97      DEC. 31/98     DEC. 31/97
----------------------------------------------------------------------------------------------------------------------------------

$        -       $    16,815      $        -      $          -    $        -      $          -    $     5,574    $       2,704
   (371,868)         (19,778)         (17,790)            1,700        39,039             8,946        14,712            1,782


  1,522,473          (62,465)          93,900           (18,510)      834,458            (4,182)       18,500           (4,391)
----------------------------------------------------------------------------------------------------------------------------------

  1,150,605          (65,428)          76,110           (16,810)      873,497             4,764        38,786               95
----------------------------------------------------------------------------------------------------------------------------------



  1,150,664          361,963          515,555           141,492     1,769,196           757,544       396,653          143,932
          -                -                -                 -             -                 -             -                -
    (90,696)         (21,603)         (58,953)           (7,886)     (173,727)          (32,683)      (41,648)          (4,603)
    (13,553)            (904)         (11,158)                -        (9,934)             (269)       (6,172)          (1,290)
  1,674,262          791,001          520,806           444,653     1,932,598           742,521       377,034          177,277
----------------------------------------------------------------------------------------------------------------------------------
  2,720,677        1,130,457          966,250           578,259     3,518,133         1,467,113       725,867          315,316
----------------------------------------------------------------------------------------------------------------------------------
  3,871,282        1,065,029        1,042,360           561,449     4,391,630         1,471,877       764,653          315,411


  1,065,029                -          561,449                 -     1,471,877                 -       315,411                -
==================================================================================================================================
$ 4,936,311      $ 1,065,029      $ 1,603,809     $     561,449   $ 5,863,507     $   1,471,877   $ 1,080,064    $     315,411
==================================================================================================================================


                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)





                                           GLOBAL EQUITY SUB-ACCOUNT          GROWTH SUB-ACCOUNT             VALUE SUB-ACCOUNT
                                       --------------------------------------------------------------------------------------------
                                          YEAR ENDED    PERIOD ENDED**     YEAR ENDED   PERIOD ENDED**   YEAR ENDED   PERIOD ENDED**
                                          DEC. 31/98      DEC. 31/97       DEC. 31/98     DEC. 31/97     DEC. 31/98     DEC. 31/97
                                       --------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                   $   167,578     $      --       $    95,683     $      --       $   117,791     $    33,133
Net realized gain (loss)                    (35,168)            373         123,525           1,107          22,516           2,781
Net unrealized appreciation
   (depreciation) of investments
   during the period                        214,456          32,115         466,535          15,489        (229,473)        (20,774)
                                       --------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets
   derived from operations                  346,866          32,488         685,743          16,596         (89,166)         15,140
                                       --------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums               1,830,508         697,468       3,294,658         470,000       1,600,753         346,369
   Transfer on death                           --              --              --              --              --              --
   Transfer on terminations                (146,797)        (22,616)       (107,258)        (29,691)       (117,194)        (21,998)
   Transfer on policy loans                  (6,447)           (283)        (38,221)         (2,329)        (12,965)         (1,030)
   Net interfund transfers                  750,096         761,527       1,662,737         794,709       1,104,824         742,495
                                       --------------------------------------------------------------------------------------------
                                          2,427,360       1,436,096       4,811,916       1,232,689       2,575,418       1,065,836
                                       --------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     2,774,226       1,468,584       5,497,659       1,249,285       2,486,252       1,080,976


NET ASSETS
Beginning of year                         1,468,584            --         1,249,285            --         1,080,976            --
                                       --------------------------------------------------------------------------------------------
End of year                             $ 4,242,810     $ 1,468,584     $ 6,746,944     $ 1,249,285     $ 3,567,228     $ 1,089,976
                                       ============================================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.


 INTERNATIONAL GROWTH AND INCOME                                                                 GLOBAL GOVERNMENT BOND
           SUB-ACCOUNT               HIGH YIELD SUB-ACCOUNT      STRATEGIC BOND SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED    PERIOD ENDED**   YEAR ENDED   PERIOD ENDED**    YEAR ENDED   PERIOD ENDED**    YEAR ENDED   PERIOD ENDED**
  DEC. 31/98     DEC. 31/97      DEC. 31/98     DEC. 31/97      DEC. 31/98     DEC. 31/97      DEC. 31/98    DEC. 31/97
----------------------------------------------------------------------------------------------------------------------------

  $  51,082      $      -         $ 151,912    $  39,931         $  86,088    $      -          $  27,334    $      -
     (4,342)           187           (7,914)       7,882           (17,942)         703            (8,230)          75


     86,563        (39,257)         (95,871)     (13,453)          (70,640)      10,709             2,498        3,801
----------------------------------------------------------------------------------------------------------------------------

    133,303        (39,070)          48,127       34,360            (2,494)      11,412            21,602        3,876
----------------------------------------------------------------------------------------------------------------------------



    515,640        744,217          943,552      276,881         1,272,907      273,501           143,923       58,746
          -              -                -            -                 -            -                 -            -
    (50,349)        (9,912)        (111,555)     (31,310)         (103,790)     (11,295)          (17,835)      (2,335)
     (2,253)             -           (7,304)      (6,696)          (10,279)        (504)           (6,107)           -
     23,545         90,093          158,145      797,757         1,091,881      380,876           277,425      161,473
----------------------------------------------------------------------------------------------------------------------------
    486,583        824,398          982,838    1,036,632         2,250,719      642,578           397,406      217,884
----------------------------------------------------------------------------------------------------------------------------
    619,886        785,328        1,030,965    1,070,992         2,248,225      653,990           419,008      221,760


    785,328              -        1,070,992            -           653,990            -           221,760            -
----------------------------------------------------------------------------------------------------------------------------
  $1,405,214     $ 785,328        $2,101,957   $1,070,992        $2,902,215   $ 653,990         $ 640,768    $ 221,760
============================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)




                                     INVESTMENT QUALITY BOND           LIFESTYLE AGGRESSIVE                LIFESTYLE GROWTH
                                           SUB-ACCOUNT                   1000 SUB-ACCOUNT                   820 SUB-ACCOUNT
                                    ------------------------------------------------------------------------------------------------
                                       YEAR ENDED      PERIOD ENDED**   YEAR ENDED    PERIOD ENDED**    YEAR ENDED    PERIOD ENDED**
                                       DEC. 31/98        DEC. 31/97     DEC. 31/98      DEC. 31/97      DEC. 31/98      DEC. 31/97
                                    ------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                $     20,278    $       --      $    168,006    $      4,916    $    629,682    $     36,584
Net realized gain (loss)                    6,554             136          (9,962)            841         (19,242)          3,060
Net unrealized appreciation
   (depreciation) of investments
   during the period                       27,852           6,089         (56,069)        (11,049)        115,020         (24,740)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets derived from operations             54,684           6,225         101,975          (5,292)        725,460          14,904
                                    ------------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums               443,446          75,411       1,299,712         421,769       7,009,770       2,011,046
   Transfer on death                         --              --              --              --              --              --
   Transfer on terminations               (45,715)         (3,321)       (258,375)        (47,502)       (827,050)        (85,509)
   Transfer on policy loans               (46,096)           --           (26,714)         (3,766)       (176,891)           (826)
   Net interfund transfers                762,855         182,692         316,522       2,063,763       3,867,109       3,319,383
                                    ------------------------------------------------------------------------------------------------
                                        1,114,490         254,782       1,331,145       2,434,264       9,872,938       5,244,094
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets   1,169,174         261,007       1,433,120       2,428,972      10,598,398       5,258,998

NET ASSETS
Beginning of year                         261,007            --         2,428,972            --         5,258,998            --
                                    ------------------------------------------------------------------------------------------------
End of year                          $  1,430,181    $    261,007    $  3,862,092    $  2,428,972    $ 15,857,396    $  5,258,998
                                    ================================================================================================




* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes


                                                                                                                   SMALL COMPANY
          LIFESTYLE BALANCED 640             LIFESTYLE MODERATE 460               LIFESTYLE CONSERVATIVE 280        VALUE TRUST
             SUB-ACCOUNT                          SUB-ACCOUNT                            SUB-ACCOUNT                 SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED           PERIOD ENDED**    YEAR ENDED        PERIOD ENDED**      YEAR ENDED        PERIOD ENDED**    PERIOD ENDED***
  DEC. 31/98            DEC. 31/97       DEC. 31/98          DEC. 31/97        DEC. 31/98        DEC. 31/97          DEC. 31/98
------------------------------------------------------------------------------------------------------------------------------------



$     189,230      $      16,038      $      20,025      $         842      $         552      $           9      $        --
       (1,929)             4,837             (8,653)                (6)             1,625                  1             (3,492)


       37,708             43,781             19,892                  3              5,695                 29             10,664
------------------------------------------------------------------------------------------------------------------------------------

      225,009             64,656             31,264                839              7,872                 39              7,172
------------------------------------------------------------------------------------------------------------------------------------



    2,223,707            568,684            287,313             92,570             35,078                150            183,290
         --                 --                 --                 --                 --                 --                 --
     (520,437)          (122,871)           (25,583)            (2,513)            (3,934)              (224)            (6,126)
      (28,495)              --                 --                 --                 --                 --                 --
    1,672,788          1,613,028            282,970             11,484             67,660              1,376            182,269
------------------------------------------------------------------------------------------------------------------------------------
    3,347,563          2,058,841            544,700            101,541             98,804              1,302            359,433
------------------------------------------------------------------------------------------------------------------------------------
    3,572,572          2,123,497            575,964            102,380            106,676              1,341            366,605


    2,123,497               --              102,380               --                1,341               --                 --
------------------------------------------------------------------------------------------------------------------------------------
$   5,696,069      $   2,123,497      $     678,344      $     102,380      $     108,017      $       1,341      $     366,605
====================================================================================================================================






               TOTAL
-----------------------------------------------------
     YEAR ENDED        YEAR ENDED       YEAR ENDED
     DEC. 31/98        DEC. 31/97       DEC. 31/96
-----------------------------------------------------



 $  28,132,536      $   8,330,428      $  22,590,083
     3,760,628          3,497,468          1,480,090


    11,133,790         30,266,096         (7,388,363)
-----------------------------------------------------

    43,026,954         42,093,992         16,681,810
-----------------------------------------------------



   125,895,605        123,892,455        100,180,503
          --              (44,313)              --
   (33,859,519)       (27,451,360)       (16,030,382)
    (2,357,855)        (3,124,737)        (1,411,288)
      (497,675)           179,113            463,377
-----------------------------------------------------
    89,180,556         93,451,158         83,202,210
-----------------------------------------------------
   132,207,510        135,545,150         99,884,020


   346,331,293        210,786,143        110,902,123
-----------------------------------------------------
 $ 478,538,803      $ 346,331,293      $ 210,786,143
=====================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                          Notes to Financial Statements

                                December 31, 1998




1. ORGANIZATION

Separate Account Three of The Manufacturers Life Insurance Company of America (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is comprised of investment sub-accounts available for allocation of net premiums under single premium variable life and variable universal life insurance policies (the "Policies") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America"). The Separate Account was established by Manufacturers Life of America, a life insurance company organized in 1983 under Michigan law. Manufacturers Life of America is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian mutual life insurance company. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust. Manufacturers Investment Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Equity Index Fund, Equity, Value Equity, Growth and Income, U.S. Government Securities, Conservative Asset Allocation, Moderate Asset Allocation, and Aggressive Asset Allocation Trusts were added to the Separate Account on February 14, 1996 as investment options for variable universal life policy holders of Manufacturers Life of America.

The International Small Cap and Blue Chip Growth Trusts was added to the Separate Account on January 1, 1997 as investment options for variable universal life policy holders of Manufacturers Life of America. The Science & Technology, Pilgram Baxter Growth, Small/Mid Cap, Worldwide Growth, Global Equity, Growth, Value, International Growth and Income, High Yield, Strategic Bond, Global Government Bond, Investment Quality Bond, Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, and Lifestyle Conservative 280 Trusts were added to the Separate Account on May 1, 1997 as investment options for variable universal life policy holders of Manufacturers Life of America. The Small Company Value Trust was added to the Separate Account on May 1, 1998.

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

Manufacturers Life of America is the legal owner of the Separate Account. Manufacturers Life of America is required to maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable policies are general corporate obligations of Manufacturers Life of America.

Additional assets are held in Manufacturers Life of America's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements:

a. Valuation of Investments - Investments are made among thirty-six Trusts of Manufacturers Investment Trust and are valued at the reported net asset values of these Trusts. Transactions are recorded on the trade date. Net investment income and net realized gains on investments in Manufacturers Investment Trust are reinvested.

b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.

c.  Dividend income is recorded on the ex-dividend date.

d. Federal Income Taxes - Manufacturers Life of America, the Separate Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.

The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to the Separate Account's operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

4. PURCHASES AND SALES OF MANUFACTURERS INVESTMENT TRUST SHARES

Purchases and sales of the shares of common stock of Manufacturers Investment Trust for the year ended December 31, 1998 were $255,373,727 and $138,107,190, respectively, and for the year ended December 31, 1997 were $152,223,137 and $49,351,462, respectively.

5. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.

Manufacturers Life of America has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, Manufacturers Life of America pays for legal, actuarial, investment and certain other administrative services.

                       CONSOLIDATED FINANCIAL STATEMENTS
                        THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF AMERICA

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                       WITH REPORT OF INDEPENDENT AUDITORS

                                    CONTENTS



Report of Independent Auditors.........................................
Audited Consolidated Financial Statements..............................
     Consolidated Balance Sheets.......................................
     Consolidated Statements of Income.................................
     Consolidated Statements of Changes in Capital And Surplus.........
     Consolidated Statements of Cash Flows.............................
Notes to Consolidated Financial Statements.............................

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
The Manufacturers Life Insurance Company of America


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
March 15, 1999                                                 Ernst & Young LLP

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS


As at December 31 ($  thousands)
ASSETS                                                                    1998             1997
INVESTMENTS:
Securities available-for-sale, at fair value: (note 3)
   Fixed maturity (amortized cost: 1998 $45,248; 1997 $66,565)     $    49,254      $    67,893
   Equity (cost: 1998 $ 19,219;  1997 $20,153)                          20,524           19,460
Short-term investments                                                     459            2,130
Policy loans                                                            19,320           14,673
TOTAL INVESTMENTS                                                  $    89,557      $   104,156
Cash and cash equivalents                                          $    23,789      $    19,882
Deferred acquisition costs (note 5)                                    163,506          130,355
Income taxes recoverable                                                 2,665            5,679
Other assets                                                             9,062            9,495
Separate account assets                                              1,075,231          897,044
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                       $ 1,363,810      $ 1,166,611
===============================================================================================

LIABILITIES, CAPITAL AND SURPLUS                                          1998             1997
-----------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                              $    60,830      $    94,477
Notes payable (note 7)                                                      --           41,500
Due to affiliates                                                        5,133           13,943
Deferred income taxes (note 6)                                             763            1,174
Other liabilities                                                       18,656           11,704
Separate account liabilities                                         1,075,231          897,044
TOTAL LIABILITIES                                                  $ 1,160,613      $ 1,059,842
===============================================================================================
CAPITAL AND SURPLUS:
Common shares (note 8)                                             $     4,502      $     4,502
Preferred shares (note 8)                                               10,500           10,500
Contributed surplus                                                    193,096           98,569
Retained earnings (deficit)                                             (2,664)          (1,910)
Accumulated other comprehensive income (loss)                           (2,237)          (4,892)
TOTAL CAPITAL AND SURPLUS                                          $   203,197      $   106,769
TOTAL LIABILITIES, CAPITAL AND SURPLUS                             $ 1,363,810      $ 1,166,611
===============================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
Consolidated Statements of Income


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                          1998          1997          1996
-------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                                      $  9,290      $  8,607      $ 12,898
     Consideration paid on reinsurance terminated (note 10)         (40,975)           --            --
     Fee income                                                      54,547        38,682        40,434
     Net investment income (note 3)                                   6,128         8,275        19,651
     Realized investment gains (losses)                                (206)          118          (119)
     Other                                                            1,082           544           668
-------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                      $ 29,866      $ 56,226      $ 73,532
-------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                              $ 16,541      $  6,733      $ 14,473
     Reduction of reserves on reinsurance terminated (note 10)      (40,975)           --            --
     Operating costs and expenses                                    41,676        41,742        34,581
     Commissions                                                      2,561         2,838        10,431
     Amortization of deferred acquisition costs (note 5)              9,266         4,860        13,240
     Interest expense                                                 1,722         2,750        12,251
     Policyholder dividends                                             221         1,416           872
-------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                          31,012        60,339        85,848
-------------------------------------------------------------------------------------------------------
LOSS BEFORE INCOME TAXES                                             (1,146)       (4,113)      (12,316)
-------------------------------------------------------------------------------------------------------
INCOME TAX BENEFIT (NOTE 6)                                             392           477         3,909
-------------------------------------------------------------------------------------------------------
NET LOSS                                                           $   (754)     $ (3,636)     $ (8,407)
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS



                                                                                                   ACCUMULATED
                                                                                  RETAINED            OTHER              TOTAL
FOR THE YEARS ENDED DECEMBER 31               CAPITAL         CONTRIBUTED         EARNINGS        COMPREHENSIVE       CAPITAL AND
($ thousands)                                  STOCK            SURPLUS          (DEFICIT)        INCOME (LOSS)         SURPLUS
---------------------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1996                   $  15,002         $  83,569         $  10,133          $   1,816          $ 110,520
Issuance of shares                                  --            15,000                --                 --             15,000
Comprehensive income (loss) (note 2)                --                --            (8,407)              (483)            (8,890)
---------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                   $  15,002         $  98,569         $   1,726          $   1,333          $ 116,630
Comprehensive income (loss) (note 2)                --                --            (3,636)            (6,225)            (9,861)
---------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                   $  15,002         $  98,569         $  (1,910)         $  (4,892)         $ 106,769
Capital contribution (note 8)                       --            94,527                --                 --             94,527
Comprehensive income (loss) (note 2)                --                --              (754)             2,655              1,901
---------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                   $  15,002         $ 193,096         $  (2,664)         $  (2,237)         $ 203,197
=================================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                        1998             1997           1996
----------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Loss                                                                          $    (754)      $  (3,636)      $  (8,407)
Adjustments to reconcile net loss to net cash used in operating activities:
     Additions (deductions)  to policy liabilities and accruals                     (36,217)         (2,147)          3,287
     Deferred acquisition costs                                                     (43,065)        (33,544)        (36,024)
     Amortization of deferred acquisition costs                                       9,266           4,860          13,240
     Realized (gains) losses on investments                                             206            (118)            119
     Decreases (increases) to deferred  income taxes                                 (1,796)          2,730             777
     Other                                                                            3,067           7,144           6,540
----------------------------------------------------------------------------------------------------------------------------
Net cash used in operating activities                                             $ (69,293)      $ (24,711)      $ (20,468)
----------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed maturity securities sold                                                    $  27,852       $  73,772       $ 120,234
Fixed maturity securities purchased                                                  (6,429)        (89,763)       (108,401)
Equity securities sold                                                                8,555          10,586          25,505
Equity securities purchased                                                          (8,082)        (11,289)        (22,203)
Mortgage loans repaid                                                                    --             514           6,669
Net change in short-term investments                                                  1,671           4,558          (2,992)
Net policy loans advanced                                                            (4,647)         (4,851)         (2,867)
Guaranteed annuity contracts                                                             --         171,691         (16,356)
----------------------------------------------------------------------------------------------------------------------------
Cash provided by investing activities                                             $  18,920       $ 155,218       $   2,581
----------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Receipts from variable life and annuity policies
     credited to policyholder account balances                                    $   7,981       $   7,582       $   5,493
Withdrawals of policyholder account balances on
     variable life and annuity policies                                              (5,410)         (3,252)         (2,994)
Bonds payable repaid                                                                     --        (158,760)             --
Issuance of shares                                                                       --              --          15,000
Issuance of promissory note                                                              --          33,000              --
Capital Contribution                                                                 51,709              --              --
----------------------------------------------------------------------------------------------------------------------------
Cash provided by (used in) financing activities                                   $  54,280       $(121,430)      $  17,499
----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
Increase (decrease) during the year                                                   3,907           9,077          (3,380)
Balance, beginning of year                                                           19,882          10,805          14,185
----------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                              $  23,789       $  19,882       $  10,805
----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (the "Company") is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is in turn an indirectly wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian-based mutual life insurance company. The Company markets variable annuity and variable life products in the United States and traditional insurance products in Taiwan.

         On December 31, 1996, ManUSA transferred to the Company all of the common and preferred shares of Manulife Holding Corporation ("Holdco"), an investment holding company. The Company then transferred all the common and preferred shares of Manufacturers Adviser Corporation ("MAC") to Holdco for two shares of $1 common stock of Holdco. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, MAC, an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.

         In October 1997, the Manufacturers Life Mortgage Securities Corporation ("MLMSC"), a subsidiary of Holdco, was absorbed into Holdco subsequent to the maturity and repayment of the mortgage-backed US dollar bonds. All assets and liabilities of MLMSC were transferred to Holdco at their respective book values.

         These transfers have been accounted for using the pooling-of-interests method of accounting. Under this method, the assets, liabilities, capital and surplus, revenues and expenses of each separate entity are combined retroactively at their historical carrying values to form the financial statements of the Company for all periods presented to give effect to the reorganization as if the structure in place at December 31, 1996 had been in place as of the earliest period presented in these consolidated financial statements. The accounts of all subsidiary companies are therefore combined and all significant intercompany balances and transactions are eliminated on combination. In addition, the capital and surplus of the Company has been restated retroactively to reflect the capital structure in place at December 31, 1996.

         The revenues and net income reported by the separate entities and the combined amounts presented in the accompanying consolidated financial statements are as follows:

         FOR THE YEAR ENDED DECEMBER 31
         ($ thousands)                                                      1996
         ---------------------------------------------------------------------------
         Revenue:
           ManAmerica                                                      $ 54,404
           Holdco                                                            15,543
           MAC                                                                3,585
         ---------------------------------------------------------------------------
         TOTAL REVENUE                                                     $ 73,532
         ---------------------------------------------------------------------------
         Net Income (loss):
           ManAmerica                                                      $ (8,676)
           Holdco                                                              (670)
           MAC                                                                  939
         ---------------------------------------------------------------------------
         TOTAL NET LOSS                                                    $ (8,407)
         ---------------------------------------------------------------------------

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles ("GAAP").

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

         Certain reclassifications have been made to 1997 and 1996 financial information to conform to the 1998 presentation.

      b) RECENT ACCOUNTING STANDARDS

      i) During 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general-purpose annual financial statements. Comprehensive income includes all changes in shareholder's equity during a period except those resulting from investments by and distributions to shareholders. The adoption of SFAS No. 130 resulted in revised and additional disclosures but had no effect on the financial position, results of operations, or liquidity of the Company.

         Total comprehensive income was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                            1998         1997         1996
         ----------------------------------------------------------------------------------------------------------
         NET INCOME (LOSS)                                                     $  (754)      $(3,636)      $(8,407)
         ----------------------------------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
           Unrealized holding gains (losses) arising during the period           2,435        (1,030)         (560)
           Foreign currency translation                                             86        (5,272)           --
            Reclassification adjustment for realized gains (losses)
            included in net income                                                (134)           77           (77)
         ----------------------------------------------------------------------------------------------------------
         Other comprehensive income (loss)                                       2,655        (6,225)         (483)
         ----------------------------------------------------------------------------------------------------------
         COMPREHENSIVE INCOME (LOSS)                                           $ 1,901       $(9,861)      $(8,890)
         ----------------------------------------------------------------------------------------------------------

          Other comprehensive income (loss) is reported net of tax expense (benefit) of $1,430, $(513), and $260 for 1998, 1997, and 1996,
          respectively.

          Accumulated other comprehensive income is comprised of the following:

         AS AT DECEMBER 31
         ($ thousands)                                                                      1998          1997
         ------------------------------------------------------------------------------------------------------
         UNREALIZED GAINS (LOSSES):
              Beginning balance                                                          $   380       $ 1,333
              Current period change                                                        2,569          (953)
         ------------------------------------------------------------------------------------------------------
              Ending balance                                                             $ 2,949       $   380
         ------------------------------------------------------------------------------------------------------
         FOREIGN CURRENCY:
              Beginning balance                                                          $(5,272)      $    --
              Current period change                                                           86        (5,272)
         ------------------------------------------------------------------------------------------------------
              Ending balance                                                             $(5,186)      $(5,272)
         ------------------------------------------------------------------------------------------------------
         ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                                   $(2,237)      $(4,892)
         ------------------------------------------------------------------------------------------------------

ii) During 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the disclosure of information about the Company's operating segments, including disclosures about products and services, geographic areas, and major customers. The adoption of SFAS No. 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The Company reports two business segments:
          Traditional Life Insurance sold in Taiwan and Variable Life and Annuities sold in the U.S. Refer to Note 12 for additional segment information.

     c)  INVESTMENTS

         The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances which approximate fair value.

         Short-term investments include investments with maturities of less than one year at the date of acquisition.

     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     f)  POLICYHOLDER LIABILITIES

         For variable annuity and variable life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders. Policy charges which compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

         Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.

     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

     h)  REVENUE RECOGNITION

         Fee income from variable annuity and variable life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.


     i)  EXPENSES

         Expenses for variable annuity and variable life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

     j)  REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

     k)  FOREIGN EXCHANGE

         The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. The resultant translation adjustments are included in accumulated other comprehensive income.

     l)  INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company joins ManUSA, Manulife Reinsurance Corporation ("MRC") and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED MATURITY AND EQUITY SECURITIES

         At December 31, 1998, all fixed maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                    GROSS                    GROSS
                                        AMORTIZED COST         UNREALIZED GAINS         UNREALIZED LOSSES           FAIR VALUE
         AS AT DECEMBER 31,
         ($ thousands)                 1998        1997        1998        1997         1998         1997         1998        1997
         --------------------------------------------------------------------------------------------------------------------------
         FIXED MATURITY SECURITIES:
         U.S. government              $27,349     $51,694     $ 2,578     $   937     $    --      $  (135)     $29,927     $52,496
         Foreign governments            9,353       6,922         709         203          --          (14)      10,062       7,111
         Corporate                      8,546       7,949         719         415          --          (78)       9,265       8,286
         --------------------------------------------------------------------------------------------------------------------------
         Total fixed maturity         $45,248     $66,565     $ 4,006     $ 1,555     $    --      $  (227)     $49,254     $67,893
         securities

         Equity securities            $19,219     $20,153     $ 3,217     $ 1,496     $(1,912)     $(2,189)     $20,524     $19,460
         --------------------------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed maturity securities during 1998 were $27,852 (1997 $73,772; 1996 $120,234). Gross gains of $362 and gross losses of $107 were realized on those sales (1997 $955 and $837; 1996 $1,858 and $1,837 respectively).

         Proceeds from sale of equity securities during 1998 were $8,555 (1997 $10,586; 1996 $25,505). Gross gains of $16 and gross losses of $477 were realized on those sales (1997 $NIL and $NIL; 1996 $NIL and $140 respectively).

         The contractual maturities of fixed maturity securities at December 31, 1998 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                                                     AMORTIZED COST               FAIR VALUE
         ---------------------------------------------------------------------------------------------------------
         Fixed maturity securities
              One year or less                                                 $ 1,174                     $ 1,179
              Greater than 1; up to 5 years                                      7,792                       8,081
              Greater than 5; up to 10 years                                    24,822                      26,395
              Due after 10 years                                                11,860                      13,599
         ---------------------------------------------------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES                                       $45,248                     $49,254
         ---------------------------------------------------------------------------------------------------------

     b)  INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                            1998        1997        1996
         -----------------------------------------------------------------------------------------------------
         Fixed maturity securities                                             $ 4,675     $ 4,545     $ 4,447
         Equity securities                                                         227         331         671
         Guaranteed annuity contracts                                               --       2,796      13,196
         Other investments                                                       1,485         772       1,697
         -----------------------------------------------------------------------------------------------------
         Gross investment income                                                 6,387       8,444      20,011
         -----------------------------------------------------------------------------------------------------
         Investment expenses                                                       259         169         360
         -----------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                                 $ 6,128     $ 8,275     $19,651
         -----------------------------------------------------------------------------------------------------

4.       GUARANTEED ANNUITY CONTRACTS AND BONDS PAYABLE

         The Company's wholly-owned subsidiary, Manufacturers Life Mortgage Securities Corporation, has historically invested amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities were collateral for the 8 1/4 % mortgage-backed bonds payable. On March 1, 1997 the annuities matured and the proceeds were used to repay the bonds payable.

         In October 1997, MLMSC was absorbed into Manulife Holding Corporation.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                            1998          1997            1996
         --------------------------------------------------------------------------------------------------------------
         Balance at January 1,                                                 $ 130,355      $ 102,610      $  78,829
         Capitalization                                                           43,065         33,544         36,024
         Accretion of interest                                                    11,417          9,357          6,344
         Amortization                                                            (20,683)       (14,217)       (19,583)
         Effect of net unrealized gains (losses)
              on securities available for sale                                      (784)         1,268            996
         Currency                                                                    136         (2,207)            --
         --------------------------------------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                                                $ 163,506      $ 130,355      $ 102,610
         --------------------------------------------------------------------------------------------------------------

6.       INCOME TAXES

        Components of income tax expense (benefit) were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                           1998         1997        1996
         --------------------------------------------------------------------------------------------------------
         Current expense (benefit)                                             $ 1,404      $(3,207)     $(4,686)
         Deferred expense (benefit)                                             (1,796)       2,730          777
         --------------------------------------------------------------------------------------------------------
         TOTAL EXPENSE (BENEFIT)                                               $  (392)     $  (477)     $(3,909)
         --------------------------------------------------------------------------------------------------------

         The Company's deferred income tax liability, which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                                                      1998          1997
         -----------------------------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves                                  $ 38,888      $ 34,291
              Policyholder dividends payable                                                  --           240
              Investments                                                                    708           793
              Other deferred tax assets                                                      333            --
         -----------------------------------------------------------------------------------------------------
         Deferred tax assets                                                            $ 39,929      $ 35,324
         -----------------------------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                                                $ 38,778      $ 30,682
              Investments                                                                  1,859           166
              Policyholder dividends payable                                                  55            --
              Other deferred tax liabilities                                                  --         5,650
         -----------------------------------------------------------------------------------------------------
         Deferred tax liabilities                                                       $ 40,692      $ 36,498
         -----------------------------------------------------------------------------------------------------
         NET DEFERRED TAX LIABILITIES                                                   $   (763)     $ (1,174)
         -----------------------------------------------------------------------------------------------------

         At December 31, 1998, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards. The losses of the Company, MRC and ManUSA may be used to offset the ordinary and capital gain income of MRL. However, losses of MRL may not be used to offset the income of the other members of the consolidated group.

7.       NOTES PAYABLE

         a) On June 15, 1998, the outstanding promissory note in the amount of $33,000 plus interest at 6.95% issued on December 5, 1997 payable to ManUSA was discharged and the amount due of $34,318 ($33,000 plus interest of $1,318) was recorded as a capital contribution.

         b) On December 31, 1998, the surplus debenture in the amount of $8,500 plus interest at 6.7% issued on December 31, 1995 to ManUSA was discharged and the amount due of $8,500 was recorded as a capital contribution.

8.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

         AS AT DECEMBER 31:
         ($ thousands, except per share amounts)                     1998        1997
         ----------------------------------------------------------------------------
         AUTHORIZED:
             5,000,000 Common shares, Par value $1
             5,000,000 Preferred shares, Par value $100
         ISSUED AND OUTSTANDING:
             4,501,861 Common shares                              $ 4,502     $ 4,502
             105,000 Preferred shares                              10,500      10,500
         ----------------------------------------------------------------------------
         TOTAL                                                    $15,002     $15,002
         ----------------------------------------------------------------------------

         During 1996, the Company issued two common shares to its Parent Company in return for a capital contribution of $15,000.

         In 1998, the outstanding promissory note payable referred to in note 7(a) above, totaling $34,318, was discharged and recorded as a capital contribution.

         On December 31, 1998, the Company issued one common share to ManUSA in exchange for a capital contribution of $60,209. Included in this capital contribution was the discharge of the surplus debenture in the amount of $8,500 referred to in note 7(b) above.

         The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 1998 was $121,799 (1997 $56,598). The aggregate statutory net loss of the Company for the year ended 1998 was $23,491 (1997 $2,550; 1996 $5,961). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1998 were as follows:

                                                                                                   ESTIMATED
         ($ thousands)                                                          CARRYING VALUE     FAIR VALUE
         -----------------------------------------------------------------------------------------------------
         ASSETS:
             Fixed maturity and equity securities                                   $69,778           $69,778
             Short-term investments                                                     459               459
             Policy loans                                                            19,320            19,320
             Cash and cash equivalents                                               23,789            23,789
         -----------------------------------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED MATURITY AND EQUITY SECURITIES: Fair values of fixed maturity and equity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS:   Carrying values approximate fair values.

10.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with Manulife Financial and ManUSA which can be terminated by any party upon two months' notice. Under the agreements, the Company will pay direct operating expenses incurred each year by Manulife Financial and ManUSA on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under these agreements were $34,070, $32,733 and $29,384 in 1998, 1997 and 1996 respectively. In addition, there were $12,817, $11,249 and $6,934 of agents bonuses allocated to the Company during 1998, 1997 and 1996, respectively, which are included in deferred acquisition costs.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

         (a) On December 31, 1998, the coinsurance treaties under which the Company had assumed two blocks of insurance from ManUSA were terminated. The Company's risk under these treaties was limited to $100,000 of initial face amount per claim plus a pro-rata share of any increase in face amount. Upon the termination of the treaties, the Company paid consideration in the amount of approximately $41.0 million to ManUSA and policyholder reserves totaling $41.0 million were recaptured by ManUSA. No gain or loss resulted from the termination of these treaties.

         (b) The Company cedes the risk in excess of $25,000 per life to MRC under the terms of an automatic reinsurance agreement

         (c) The Company cedes a substantial portion of its risk on its Flexible Premium Variable Life policies to MRC under the terms of a stop loss reinsurance agreement.

         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                           1998        1997        1996
         ----------------------------------------------------------------------------------------------------
         Life and annuity premiums assumed                                    $    48     $   509     $   724
         Life and annuity premiums ceded                                           76          69          99
         Policy reserves assumed                                                   --      40,975      44,497
         Policy reserves ceded                                                    145         130         304
         ----------------------------------------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts to affiliates were $NIL, $3,972 and $NIL during 1998, 1997 and 1996 respectively.

         The Company and Manulife Financial have entered into an agreement whereby Manulife Financial provides a claims paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders

11.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                           1998        1997        1996
         ----------------------------------------------------------------------------------------------------
         Direct premiums                                                      $ 9,723     $ 8,607     $12,949
         Reinsurance ceded                                                        405         440         676
         ----------------------------------------------------------------------------------------------------
         TOTAL PREMIUMS                                                       $ 9,318     $ 8,167     $12,273
         ----------------------------------------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts with unrelated insurance companies were $1,362, $909 and $357 during 1998, 1997 and 1996 respectively.

12.      SEGMENT DISCLOSURES

         The Company reports two business segments: Traditional Life Insurance sold in Taiwan and Variable Life and Annuities sold in the U.S. The Company's reportable segments have been determined based on geography, differences in product features, and distribution; the segments are also consistent with the Company's management structure. Segmented information for the Company is as follows:


         AS AT DECEMBER 31,
         ($ thousands)                                                            TAIWAN           U.S.          TOTAL
         -------------------------------------------------------------------------------------------------------------
         1998
         Premiums and fee income                                               $   9,243      $  54,594      $  63,837
         Interest expense                                                             --          1,722          1,722
         Income taxes (benefit)                                                   (1,219)           827           (392)
         Net income (loss)                                                        (2,265)         1,511           (754)
         Total assets excluding separate account assets                        $  30,268      $ 258,311      $ 288,579
         -------------------------------------------------------------------------------------------------------------
         1997
         Premiums and fee income                                               $   8,099      $  39,190      $  47,289
         Interest expense                                                             --          2,750          2,750
         Income taxes (benefit)                                                   (1,526)         1,049           (477)
         Net income (loss)                                                        (2,835)          (801)        (3,636)
         Total assets excluding separate account assets                        $  25,401      $ 244,166      $ 269,567
         -------------------------------------------------------------------------------------------------------------
         1996
         Premiums and fee income                                               $  12,200      $  41,132      $  53,332
         Interest expense                                                             --         12,251         12,251
         Income taxes (benefit)                                                   (6,125)         2,216         (3,909)
         Net income (loss)                                                       (17,500)         9,093         (8,407)
         Total assets excluding separate account assets                        $  15,268      $ 379,241      $ 394,509
         -------------------------------------------------------------------------------------------------------------

         The accounting policies for each segment above are the same as those described in the summary of significant accounting policies. The Company has no intersegment revenues and no significant major customers.

13.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.


14.      UNCERTAINTY DUE TO THE YEAR 2000 RISK (UNAUDITED)

         The Year 2000 risk is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The effects of the Year 2000 risk may be experienced before, on, or after January 1, 2000 and, if not addressed, could result in systems failures or miscalculations causing disruptions of normal business operations. It is not possible to be certain that the Company's Year 2000 program will fully resolve all aspects of the Year 2000 risk, including those related to third parties.

APPENDIX A

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on lives insured of given ages would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses, which is approximately 0.949% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.944%, 4.999% and 10.942%. The illustrations reflect the expense reimbursements in effect for the Lifestyle Trusts and the expense limitation in effect for the Equity Index Trust. In the absence of such expense reimbursements and expense limitation, the average of the Portfolios' current expenses would have been 0.953% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of 0.949%, 4.994% and 10.938%. The expense reimbursements for the Lifestyle Trusts and the expense limitation for the Equity Index Trust remained in effect during the fiscal year ended December 31, 1998 and are expected to remain in effect during the fiscal year ended December 31, 1999. Were the expense reimbursement and expense limitation to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker and female non-smoker, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed lives insured's issue ages, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Fund for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since September 1, 1994. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                               0% Hypothetical                     6% Hypothetical                    12% Hypothetical
                           Gross Investment Return            Gross Investment Return              Gross Investment Return
                           -----------------------            -----------------------              -----------------------

  End Of  Accumulated    Policy       Cash     Death       Policy        Cash       Death       Policy         Cash        Death
  Policy     Premiums     Value  Surrender   Benefit        Value   Surrender     Benefit        Value    Surrender      Benefit
Year (1)          (2)                Value                              Value                                 Value
                                    (3)(4)                             (3)(4)                                (3)(4)

      1        7,875      6,563      2,406   500,000        6,967       2,810     500,000        7,372        3,215      500,000
      2       16,144     12,976      8,078   500,000       14,187       9,289     500,000       15,446       10,548      500,000
      3       24,826     19,244     14,126   500,000       21,672      16,554     500,000       24,297       19,179      500,000
      4       33,942     25,363     20,245   500,000       29,429      24,311     500,000       33,998       28,880      500,000
      5       43,514     31,331     26,213   500,000       37,463      32,344     500,000       44,627       39,509      500,000
      6       53,565     37,143     32,024   500,000       45,777      40,659     500,000       56,273       51,155      500,000
      7       64,118     42,792     38,186   500,000       54,378      49,772     500,000       69,033       64,426      500,000
      8       75,199     48,275     44,181   500,000       63,269      59,175     500,000       83,012       78,917      500,000
      9       86,834     53,585     50,002   500,000       72,456      68,873     500,000       98,329       94,746      500,000
     10       99,051     58,711     55,641   500,000       81,940      78,870     500,000      115,112      112,041      500,000
     11      111,878     64,502     61,943   500,000       92,791      90,232     500,000      134,872      132,313      500,000
     12      125,347     70,107     68,060   500,000      104,060     102,013     500,000      156,681      154,634      500,000
     13      139,490     75,517     73,981   500,000      115,759     114,223     500,000      180,764      179,229      500,000
     14      154,339     80,706     79,682   500,000      127,890     126,866     500,000      207,365      206,341      500,000
     15      169,931     85,638     85,638   500,000      140,448     140,448     500,000      236,756      236,756      500,000
     16      186,303     90,633     90,633   500,000      153,797     153,797     500,000      269,632      269,632      500,000
     17      203,493     95,304     95,304   500,000      167,598     167,598     500,000      306,026      306,026      500,000
     18      221,543     99,664     99,664   500,000      181,896     181,896     500,000      346,391      346,391      500,000
     19      240,495    103,673    103,673   500,000      196,703     196,703     500,000      391,223      391,223      500,000
     20      260,394    107,295    107,295   500,000      212,035     212,035     500,000      441,092      441,092      511,667
     21      281,289    110,481    110,481   500,000      227,912     227,912     500,000      496,339      496,339      570,790
     22      303,229    113,183    113,183   500,000      244,359     244,359     500,000      557,466      557,466      629,936
     23      326,265    115,249    115,249   500,000      261,346     261,346     500,000      625,099      625,099      693,860
     24      350,453    116,571    116,571   500,000      278,894     278,894     500,000      699,960      699,960      762,957
     25      375,851    117,019    117,019   500,000      297,034     297,034     500,000      782,866      782,866      837,667
     26      402,518    116,458    116,458   500,000      315,820     315,820     500,000      874,758      874,758      918,496
     27      430,519    114,705    114,705   500,000      335,320     335,320     500,000      976,309      976,309    1,025,124
     28      459,920    111,403    111,403   500,000      355,575     355,575     500,000    1,088,468    1,088,468    1,142,892
     29      490,791    106,310    106,310   500,000      376,745     376,745     500,000    1,212,288    1,212,288    1,272,903
     30      523,206     99,076     99,076   500,000      399,021     399,021     500,000    1,348,901    1,348,901    1,416,346
     31      557,241     89,270     89,270   500,000      422,674     422,674     500,000    1,499,532    1,499,532    1,574,508
     32      592,978     76,358     76,358   500,000      448,072     448,072     500,000    1,665,498    1,665,498    1,748,773
     33      630,502     59,731     59,731   500,000      475,722     475,722     500,000    1,848,230    1,848,230    1,940,642
     34      669,902     38,644     38,644   500,000      505,031     505,031     530,282    2,049,269    2,049,269    2,151,732
     35      711,272     12,254     12,254   500,000      535,431     535,431     562,203    2,270,294    2,270,294    2,383,809
     36      754,711      0 (5)      0 (5)     0 (5)      566,926     566,926     595,272    2,513,093    2,513,093    2,638,747
     37      800,322                                      599,518     599,518     629,494    2,779,607    2,779,607    2,918,588
     38      848,213                                      633,208     633,208     664,868    3,071,932    3,071,932    3,225,528
     39      898,498                                      667,997     667,997     701,397    3,392,328    3,392,328    3,561,944
     40      951,298                                      703,879     703,879     739,073    3,743,209    3,743,209    3,930,369
     41    1,006,738                                      740,722     740,722     777,758    4,126,487    4,126,487    4,332,812
     42    1,064,950                                      779,553     779,553     810,736    4,550,900    4,550,900    4,732,936
     43    1,126,073                                      820,659     820,659     845,279    5,022,080    5,022,080    5,172,742
     44    1,190,251                                      864,628     864,628     881,921    5,548,303    5,548,303    5,659,269
     45    1,257,639                                      912,359     912,359     921,483    6,141,088    6,141,088    6,202,498
     46    1,328,396                                      964,395     964,395     964,395    6,811,171    6,811,171    6,811,171
     47    1,402,690                                    1,018,951   1,018,951   1,018,951    7,553,464    7,553,464    7,553,464
     48    1,480,700                                    1,076,147   1,076,147   1,076,147    8,375,749    8,375,749    8,375,749
     49    1,562,610                                    1,136,113   1,136,113   1,136,113    9,286,644    9,286,644    9,286,644
     50    1,648,615                                    1,198,982   1,198,982   1,198,982   10,295,699   10,295,699   10,295,699

 (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

 (2) Assumes net interest of 5% compounded annually.

 (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives are average Attained Age 100 years old.

 (4) Cash Surrender Value for the first two years reflects sales charge limitations imposed by the S.E.C.

 (5) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                   0% Hypothetical                  6% Hypothetical                    12% Hypothetical
                                Gross Investment Return         Gross Investment Return            Gross Investment Return
                                -----------------------         -----------------------            -----------------------

     End Of    Accumulated   Policy        Cash      Death    Policy        Cash     Death      Policy        Cash       Death
     Policy       Premiums    Value   Surrender    Benefit     Value   Surrender   Benefit       Value   Surrender     Benefit
   Year (1)            (2)                Value                            Value                             Value
                                         (3)(4)                           (3)(4)                            (3)(4)

         1          7,875     6,563       2,406    500,000     6,967       2,810   500,000       7,372       3,215     500,000
         2         16,144    12,975       8,078    500,000    14,186       9,289   500,000      15,446      10,548     500,000
         3         24,826    19,232      14,114    500,000    21,660      16,542   500,000      24,285      19,167     500,000
         4         33,942    25,325      20,207    500,000    29,389      24,271   500,000      33,956      28,838     500,000
         5         43,514    31,248      26,129    500,000    37,374      32,256   500,000      44,533      39,415     500,000
         6         53,565    36,989      31,871    500,000    45,612      40,494   500,000      56,097      50,978     500,000
         7         64,118    42,537      37,931    500,000    54,101      49,495   500,000      68,733      64,127     500,000
         8         75,199    47,881      43,786    500,000    62,837      58,743   500,000      82,539      78,445     500,000
         9         86,834    53,004      49,422    500,000    71,814      68,232   500,000      97,621      94,039     500,000
        10         99,051    57,890      54,819    500,000    81,025      77,954   500,000     114,096     111,025     500,000
        11        111,878    62,683      60,124    500,000    90,635      88,076   500,000     132,280     129,721     500,000
        12        125,347    67,187      65,140    500,000   100,458      98,411   500,000     152,147     150,100     500,000
        13        139,490    71,364      69,829    500,000   110,472     108,936   500,000     173,854     172,319     500,000
        14        154,339    75,170      74,146    500,000   120,646     119,623   500,000     197,578     196,555     500,000
        15        169,931    78,551      78,551    500,000   130,946     130,946   500,000     223,522     223,522     500,000
        16        186,303    81,806      81,806    500,000   141,702     141,702   500,000     252,305     252,305     500,000
        17        203,493    84,481      84,481    500,000   152,500     152,500   500,000     283,854     283,854     500,000
        18        221,543    86,552      86,552    500,000   163,339     163,339   500,000     318,538     318,538     500,000
        19        240,495    87,916      87,916    500,000   174,159     174,159   500,000     356,760     356,760     500,000
        20        260,394    88,477      88,477    500,000   184,912     184,912   500,000     399,020     399,020     500,000
        21        281,289    88,120      88,120    500,000   195,542     195,542   500,000     445,909     445,909     512,796
        22        303,229    86,696      86,696    500,000   205,983     205,983   500,000     497,576     497,576     562,261
        23        326,265    84,014      84,014    500,000   216,145     216,145   500,000     554,313     554,313     615,288
        24        350,453    79,836      79,836    500,000   225,928     225,928   500,000     616,668     616,668     672,168
        25        375,851    73,875      73,875    500,000   235,217     235,217   500,000     685,271     685,271     733,240
        26        402,518    65,790      65,790    500,000   243,888     243,888   500,000     760,869     760,869     798,912
        27        430,519    55,182      55,182    500,000   251,812     251,812   500,000     843,699     843,699     885,884
        28        459,920    41,583      41,583    500,000   258,854     258,854   500,000     934,397     934,397     981,116
        29        490,791    24,429      24,429    500,000   264,862     264,862   500,000   1,033,641   1,033,641   1,085,323
        30        523,206     3,022       3,022    500,000   269,657     269,657   500,000   1,142,157   1,142,157   1,199,265
        31        557,241     0 (5)       0 (5)      0 (5)   273,003     273,003   500,000   1,260,715   1,260,715   1,323,750
        32        592,978                                    274,589     274,589   500,000   1,390,125   1,390,125   1,459,631
        33        630,502                                    273,990     273,990   500,000   1,531,234   1,531,234   1,607,796
        34        669,902                                    270,635     270,635   500,000   1,684,924   1,684,924   1,769,170
        35        711,272                                    263,800     263,800   500,000   1,852,128   1,852,128   1,944,734
        36        754,711                                    252,492     252,492   500,000   2,033,817   2,033,817   2,135,508
        37        800,322                                    235,377     235,377   500,000   2,231,020   2,231,020   2,342,571
        38        848,213                                    210,536     210,536   500,000   2,444,793   2,444,793   2,567,032
        39        898,498                                    175,254     175,254   500,000   2,676,240   2,676,240   2,810,052
        40        951,298                                    125,404     125,404   500,000   2,926,430   2,926,430   3,072,752
        41      1,006,738                                     54,715      54,715   500,000   3,196,392   3,196,392   3,356,212
        42      1,064,950                                      0 (5)       0 (5)     0 (5)   3,494,720   3,494,720   3,634,509
        43      1,126,073                                                                    3,825,955   3,825,955   3,940,734
        44      1,190,251                                                                    4,195,902   4,195,902   4,279,820
        45      1,257,639                                                                    4,612,086   4,612,086   4,658,207
        46      1,328,396                                                                    5,083,733   5,083,733   5,083,733
        47      1,402,690                                                                    5,602,798   5,602,798   5,602,798
        48      1,480,700                                                                    6,174,049   6,174,049   6,174,049
        49      1,562,610                                                                    6,802,732   6,802,732   6,802,732
        50      1,648,615                                                                    7,494,622   7,494,622   7,494,622

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives are average Attained Age 100 years old.

(4) Cash Surrender Value for the first two years reflects sales charge limitations imposed by the S.E.C.

(5)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical                     6% Hypothetical                    12% Hypothetical
                           Gross Investment Return            Gross Investment Return              Gross Investment Return
                           -----------------------            -----------------------              -----------------------

  End Of  Accumulated    Policy       Cash     Death       Policy        Cash       Death       Policy         Cash        Death
  Policy     Premiums     Value  Surrender   Benefit        Value   Surrender     Benefit        Value    Surrender      Benefit
Year (1)          (2)                Value                              Value                                 Value
                                    (3)(4)                             (3)(4)                                (3)(4)

       1       8,610      7,226     2,766   507,226         7,670       3,210     507,670        8,114        3,654      508,114
       2      17,651     14,289     9,171   514,289        15,620      10,502     515,620       17,004       11,886      517,004
       3      27,143     21,193    16,075   521,193        23,864      18,746     523,864       26,750       21,632      526,750
       4      37,110     27,936    22,817   527,936        32,407      27,289     532,407       37,431       32,313      537,431
       5      47,576     34,510    29,392   534,510        41,253      36,135     541,253       49,131       44,013      549,131
       6      58,564     40,911    35,793   540,911        50,406      45,288     550,406       61,945       56,827      561,945
       7      70,103     47,131    42,525   547,131        59,867      55,261     559,867       75,974       71,368      575,974
       8      82,218     53,163    49,069   553,163        69,640      65,545     569,640       91,328       87,233      591,328
       9      94,939     58,998    55,415   558,998        79,723      76,140     579,723      108,127      104,544      608,127
      10     108,296     64,623    61,552   564,623        90,114      87,043     590,114      126,499      123,429      626,499
      11     122,320     70,946    68,387   570,946       101,958      99,399     601,958      148,065      145,506      648,065
      12     137,046     77,049    75,002   577,049       114,220     112,173     614,220      171,794      169,747      671,794
      13     152,509     82,915    81,379   582,915       126,899     125,364     626,899      197,898      196,363      697,898
      14     168,744     88,510    87,486   588,510       139,979     138,955     639,979      226,596      225,572      726,596
      15     185,791     93,787    93,787   593,787       153,427     153,427     653,427      258,113      258,113      758,113
      16     203,691     99,048    99,048   599,048       167,570     167,570     667,570      293,071      293,071      793,071
      17     222,486    103,897   103,897   603,897       182,031     182,031     682,031      331,419      331,419      831,419
      18     242,220    108,341   108,341   608,341       196,830     196,830     696,830      373,525      373,525      873,525
      19     262,941    112,326   112,326   612,326       211,921     211,921     711,921      419,732      419,732      919,732
      20     284,698    115,799   115,799   615,799       227,258     227,258     727,258      470,419      470,419      970,419
      21     307,543    118,693   118,693   618,693       242,780     242,780     742,780      525,993      525,993    1,025,993
      22     331,530    120,939   120,939   620,939       258,418     258,418     758,418      586,901      586,901    1,086,901
      23     356,716    122,339   122,339   622,339       273,964     273,964     773,964      653,498      653,498    1,153,498
      24     383,162    122,750   122,750   622,750       289,260     289,260     789,260      726,236      726,236    1,226,236
      25     410,930    122,010   122,010   622,010       304,111     304,111     804,111      805,593      805,593    1,305,593
      26     440,087    119,956   119,956   619,956       318,317     318,317     818,317      892,095      892,095    1,392,095
      27     470,701    116,378   116,378   616,378       331,615     331,615     831,615      986,273      986,273    1,486,273
      28     502,846    110,864   110,864   610,864       343,517     343,517     843,517    1,088,499    1,088,499    1,588,499
      29     536,599    103,189   103,189   603,189       353,704     353,704     853,704    1,199,379    1,199,379    1,699,379
      30     572,038     93,040    93,040   593,040       361,743     361,743     861,743    1,319,486    1,319,486    1,819,486
      31     609,250     80,077    80,077   580,077       367,153     367,153     867,153    1,449,424    1,449,424    1,949,424
      32     648,323     63,931    63,931   563,931       369,394     369,394     869,394    1,589,829    1,589,829    2,089,829
      33     689,349     44,281    44,281   544,281       367,944     367,944     867,944    1,741,449    1,741,449    2,241,449
      34     732,427     20,819    20,819   520,819       362,266     362,266     862,266    1,905,123    1,905,123    2,405,123
      35     777,658      0 (5)     0 (5)     0 (5)       351,897     351,897     851,897    2,081,882    2,081,882    2,581,882
      36     825,151                                      336,252     336,252     836,252    2,272,771    2,272,771    2,772,771
      37     875,018                                      314,827     314,827     814,827    2,479,052    2,479,052    2,979,052
      38     927,379                                      287,113     287,113     787,113    2,702,151    2,702,151    3,202,151
      39     982,358                                      252,623     252,623     752,623    2,943,690    2,943,690    3,443,690
      40   1,040,086                                      210,805     210,805     710,805    3,205,427    3,205,427    3,705,427
      41   1,100,700                                      159,422     159,422     659,422    3,487,598    3,487,598    3,987,598
      42   1,164,345                                       95,693      95,693     595,693    3,790,016    3,790,016    4,290,016
      43   1,231,173                                       15,668      15,668     515,668    4,111,407    4,111,407    4,611,407
      44   1,301,341                                        0 (5)       0 (5)       0 (5)    4,453,210    4,453,210    4,953,210
      45   1,375,018                                                                         4,827,118    4,827,118    5,327,118
      46   1,452,379                                                                         5,243,977    5,243,977    5,743,977
      47   1,533,608                                                                         5,673,066    5,673,066    6,173,066
      48   1,618,899                                                                         6,083,752    6,083,752    6,583,752
      49   1,708,454                                                                         6,420,953    6,420,953    6,920,953
      50   1,802,486                                                                         6,594,901    6,594,901    7,094,901

 (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

 (2) Assumes net interest of 5% compounded annually.

 (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives are average Attained Age 100 years old.

 (4) Cash Surrender Value for the first two years reflects sales charge limitations imposed by the S.E.C.

 (5) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical                     6% Hypothetical                    12% Hypothetical
                           Gross Investment Return            Gross Investment Return              Gross Investment Return
                           -----------------------            -----------------------              -----------------------

  End Of  Accumulated    Policy       Cash     Death       Policy        Cash       Death       Policy         Cash        Death
  Policy     Premiums     Value  Surrender   Benefit        Value   Surrender     Benefit        Value    Surrender      Benefit
Year (1)          (2)                Value                              Value                                 Value
                                    (3)(4)                             (3)(4)                                (3)(4)
       1       8,610      7,226     2,766     507,226       7,670       3,210     507,670        8,114        3,654      508,114
       2      17,651     14,288     9,170     514,288      15,620      10,502     515,620       17,004       11,886      517,004
       3      27,143     21,181    16,063     521,181      23,851      18,733     523,851       26,737       21,619      526,737
       4      37,110     27,895    22,777     527,895      32,365      27,247     532,365       37,386       32,268      537,386
       5      47,576     34,421    29,303     534,421      41,158      36,040     541,158       49,030       43,912      549,030
       6      58,564     40,746    35,628     540,746      50,227      45,109     550,227       61,752       56,633      561,752
       7      70,103     46,856    42,250     546,856      59,564      54,958     559,564       75,640       71,034      575,640
       8      82,218     52,733    48,639     552,733      69,159      65,065     569,159       90,791       86,696      590,791
       9      94,939     58,360    54,778     558,360      79,000      75,418     579,000      107,307      103,724      607,307
      10     108,296     63,712    60,641     563,712      89,068      85,997     589,068      125,295      122,224      625,295
      11     122,320     68,928    66,369     568,928      99,514      96,955     599,514      145,055      142,496      645,055
      12     137,046     73,802    71,755     573,802     110,135     108,088     610,135      166,535      164,487      666,535
      13     152,509     78,288    76,752     578,288     120,885     119,349     620,885      189,850      188,315      689,850
      14     168,744     82,327    81,303     582,327     131,700     130,677     631,700      215,118      214,095      715,118
      15     185,791     85,850    85,850     585,850     142,506     142,506     642,506      242,453      242,453      742,453
      16     203,691     89,140    89,140     589,140     153,583     153,583     653,583      272,352      272,352      772,352
      17     222,486     91,717    91,717     591,717     164,445     164,445     664,445      304,561      304,561      804,561
      18     242,220     93,551    93,551     593,551     175,037     175,037     675,037      339,264      339,264      839,264
      19     262,941     94,515    94,515     594,515     185,204     185,204     685,204      376,565      376,565      876,565
      20     284,698     94,495    94,495     594,495     194,796     194,796     694,796      416,588      416,588      916,588
      21     307,543     93,361    93,361     593,361     203,637     203,637     703,637      459,449      459,449      959,449
      22     331,530     90,952    90,952     590,952     211,509     211,509     711,509      505,242      505,242    1,005,242
      23     356,716     87,068    87,068     587,068     218,142     218,142     718,142      554,025      554,025    1,054,025
      24     383,162     81,477    81,477     581,477     223,220     223,220     723,220      605,825      605,825    1,105,825
      25     410,930     73,919    73,919     573,919     226,379     226,379     726,379      660,638      660,638    1,160,638
      26     440,087     64,115    64,115     564,115     227,215     227,215     727,215      718,432      718,432    1,218,432
      27     470,701     51,783    51,783     551,783     225,301     225,301     725,301      779,167      779,167    1,279,167
      28     502,846     36,646    36,646     536,646     220,191     220,191     720,191      842,797      842,797    1,342,797
      29     536,599     18,427    18,427     518,427     211,416     211,416     711,416      909,265      909,265    1,409,265
      30     572,038      0 (5)     0 (5)       0 (5)     198,476     198,476     698,476      978,499      978,499    1,478,499
      31     609,250                                      180,806     180,806     680,806    1,050,374    1,050,374    1,550,374
      32     648,323                                      157,772     157,772     657,772    1,124,704    1,124,704    1,624,704
      33     689,349                                      128,646     128,646     628,646    1,201,216    1,201,216    1,701,216
      34     732,427                                       92,628      92,628     592,628    1,279,566    1,279,566    1,779,566
      35     777,658                                       48,959      48,959     548,959    1,359,451    1,359,451    1,859,451
      36     825,151                                        0 (5)       0 (5)       0 (5)    1,440,536    1,440,536    1,940,536
      37     875,018                                                                         1,522,546    1,522,546    2,022,546
      38     927,379                                                                         1,605,130    1,605,130    2,105,130
      39     982,358                                                                         1,687,953    1,687,953    2,187,953
      40   1,040,086                                                                         1,770,407    1,770,407    2,270,407
      41   1,100,700                                                                         1,851,676    1,851,676    2,351,676
      42   1,164,345                                                                         1,930,527    1,930,527    2,430,527
      43   1,231,173                                                                         2,005,226    2,005,226    2,505,226
      44   1,301,341                                                                         2,073,961    2,073,961    2,573,961
      45   1,375,018                                                                         2,136,215    2,136,215    2,636,215
      46   1,452,379                                                                         2,192,945    2,192,945    2,692,945
      47   1,533,608                                                                         2,224,682    2,224,682    2,724,682
      48   1,618,899                                                                         2,207,467    2,207,467    2,707,467
      49   1,708,454                                                                         2,093,476    2,093,476    2,593,476
      50   1,802,486                                                                         1,787,185    1,787,185    2,287,185

 (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

 (2) Assumes net interest of 5% compounded annually.

 (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives are average Attained Age 100 years old.

 (4) Cash Surrender Value for the first two years reflects sales charge limitations imposed by the S.E.C.

 (5) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B

DEFINITIONS

The following terms have the following meanings when used in this Prospectus:

ADDITIONAL RATING -- an addition to the cost of insurance rate for lives insured who do not meet at least the underwriting requirements of the standard risk class.

AGE-- at a specific date means, for each of the lives insured, the age on the nearest birthday. If no specific date is mentioned, age means the age on the birthday nearest to the Policy Anniversary.

ATTAINED AGE -- Issue Age plus duration the policy has been in force since the Policy Date.


BUSINESS DAY -- any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a subaccount of the Separate Account will be determined as of the end of each Business Day.
A Business Day is deemed to end at 4:00 p.m. Eastern Time.


CASH SURRENDER VALUE -- the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

DEATH BENEFIT GUARANTEE -- Manufacturers Life of America guarantees that the Policy will not go into default even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

DEATH BENEFIT GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied to youngest Attained Age 100 for death benefit Option 1 Policies, and youngest Attained Age 85 for death benefit Option 2 Policies, will maintain the Death Benefit Guarantee. To satisfy the Death Benefit Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of Death Benefit Guarantee Premiums since issue as at the beginning of each Policy Month.

DEATH BENEFIT GUARANTEE PREMIUM -- a measure of premium used in determining compliance with the Death Benefit Guarantee Cumulative Premium Test. The Death Benefit Guarantee Premium as an annual amount is established by the Company based on the individual life insured's Issue Age, sex (unless unisex rates are required by law or are requested), risk class, death benefit option, supplementary benefits and additional ratings.

EFFECTIVE DATE -- the date that Manufacturers Life of America becomes obligated under the Policy and when the first monthly deductions are taken. It is the later of the date the underwriters approve issuance of the Policy, or the date at least the Initial Premium is received at the Service Office.

FIXED ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in the general account of Manufacturers Life of America.

FUND VALUE TEST -- a test which, if satisfied in applicable Policy Years, will maintain the Death Benefit Guarantee. To satisfy the Fund Value Test the Gross Single Premium at the beginning of any applicable Policy Month must not be greater than the Net Policy Value.

GROSS SINGLE PREMIUM -- the amount of premium, based on each life insured's Attained Age, the duration of the coverage, sex (unless unisex rates are required by law or are requested), and risk class, needed to endow the Policy at the age the Death Benefit Guarantee terminates, assuming 4% interest and current charges.

GUIDELINE ANNUAL PREMIUM (GAP) -- an amount defined by S.E.C. regulation. It is used to determine maximum sales charges that may be deducted under the Policy.

INITIAL PREMIUM -- at least 1/12 of the Target Premium.

ISSUE AGE-- the Age nearest birthday, at Policy Date, as shown in the Policy. If there is an Additional Rate based on age, the Issue Age will be adjusted to reflect the underwriting class.

LOAN ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has transferred from the Fixed Account or the Investment Accounts as collateral for a Policy loan.

MODIFIED POLICY DEBT -- as of any date, the Policy Debt plus the amount of interest to be charged to the next Policy Anniversary, all discounted from the next Policy Anniversary to such date at an annual rate of 4%.

MONTHLY DEATH BENEFIT GUARANTEE PREMIUM -- 1/12 of the Death Benefit Guarantee Premium.

MONTHLY NO LAPSE GUARANTEE PREMIUM -- 1/12 of the No Lapse Guarantee Premium.

NET CASH SURRENDER VALUE -- the Cash Surrender Value less the Policy Debt.

NET POLICY VALUE -- the Policy Value less the value in the Loan Account.

NET PREMIUM -- amount of premium allocated to the Investment Accounts and/or the Fixed Account. It equals gross premiums less the deductions for premium charge and state, local and federal taxes.

NO LAPSE GUARANTEE -- Manufacturers Life of America guarantees that the Policy will not go into default even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The No Lapse Guarantee requires a lower cumulative premium than the Death Benefit Guarantee, and in return guarantees a shorter number of years that the Policy will stay in force if the No Lapse Guarantee Cumulative Premium Test is met.

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied in the No Lapse Guarantee Period, will maintain the No Lapse Guarantee. To satisfy the No Lapse Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of No Lapse Guarantee Premiums since issue as at the beginning of each Policy Month.

NO LAPSE GUARANTEE PERIOD -- is the first 10 Policy Years for lives insured with an average Issue Age up to and including age 70. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average Issue Age exceeds 70, until age 77. After age 77 the No Lapse Guarantee Period is fixed at three years.

No Lapse Guarantee is available only to lives insured whose average Issue Age is 85 or less.

NO LAPSE GUARANTEE PREMIUM -- is equal to Target Premium, and is a measure of premium used in determining compliance with the No Lapse Guarantee Premium Test.

PLANNED PREMIUM -- the premium the policyowner plans to pay periodically. Subject to certain requirements of law, the Planned Premium may be changed at any time.

POLICY DATE -- the date from which Policy Years, Policy Months and Policy Anniversaries are determined. Monthly deductions are due on the Policy Date.

POLICY DEBT -- as of any date, the aggregate amount of Policy loans, including borrowed interest, less any loan repayments.

POLICY VALUE -- the sum of the values in the Loan Account, the Fixed Account and the Investment Accounts.

SERVICE OFFICE -- the office designated to service the Policies, which is shown on the cover page of this prospectus.


SURRENDER CHARGE PERIOD -- the period (set forth in Table 1 in this prospectus appearing under the heading "Charges and Deductions - Surrender Charges - Deferred Sales Charge") following the Policy Date or any increase in face amount during which surrender charges may be assessed if the Policy is surrendered or lapsed, the face amount is decreased or a partial withdrawal takes place. There are two surrender charges under the Policy: a Deferred Underwriting Charge and a Deferred Sales Charge.


TARGET PREMIUM (TP) -- premium amount used to determine the maximum sales charge and deferred sales charge under a Policy and to determine the level of compensation the agent shall receive. The Target Premium for the initial face amount is set forth in the Policy.

This premium is based on each individual life insured's Issue Age, sex (unless unisex rates are required by law or are requested), risk class, death benefit option, supplementary benefits and additional ratings. The policyowner will be advised of the Target Premium for any increase in face amount.

WITHDRAWAL TIER AMOUNT-- of any date is the net Cash Surrender Value at the previous anniversary, multiplied by 10%.

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet;
Cross-Reference Sheet;
The Prospectus, consisting of ____ pages;
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940 The signatures; Written consents of the following persons:
     Ernst & Young LLP
     Brian R. Koop, FSA, FCIA, MAAA


The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

A(1)              Resolutions of Board of Directors of The Manufacturers Life
                  Insurance Company of America establishing Separate Account
                  Three. Incorporated by reference to Exhibit A(1) to the Initial Registration Statement on Form S-6 filed October 29,
                  1998 (File No. 333-66303).

A(3)(a)(i)        Distribution Agreement between The Manufacturers Life
                  Insurance Company of America and ManEquity, Inc. dated
                  December 23, 1986. Incorporated by reference to Exhibit
                  A(3)(a)(i) to the Initial Registration Statement on Form S-6
                  filed October 29, 1998 (File No. 333-66303).

A(3)(a)(ii)       Amendment to Distribution Agreement dated May 30, 1992.
                  Incorporated by reference to Exhibit A(3)(a)(ii) to the
                  Initial Registration Statement on Form S-6 filed October 29,
                  1998 (File No. 333-66303).

A(3)(a)(iii)      Amendment to Distribution Agreement dated February 23, 1994.
                  Incorporated by reference to Exhibit A(3)(a)(iii) to the
                  Initial Registration Statement on Form S-6 filed October 29,
                  1998 (File No. 333-66303).

A(3)(b)(i)        Specimen Agreement between ManEquity, Inc. and registered
                  representatives. Incorporated by reference to Exhibit
                  A(3)(b)(i) to the Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (File
                  No. 333-51293).

A(3)(b)(ii)       Specimen Agreement between The Manufacturers Life Insurance
                  Company of America and registered representatives.
                  Incorporated by reference to Exhibit A(3)(b)(ii) to the
                  Pre-effective Amendment No. 1 to the Registration Statement on
                  Form S-6 filed August 28, 1998 (File No. 333-51293).

A(3)(b)(iii)      Specimen Agreement between ManEquity, Inc. and dealers.
                  Incorporated by reference to Exhibit A(3)(b)(iii) to
                  Pre-effective Amendment No. 1 to the Registration Statement on
                  Form S-6 filed August 28, 1998 (File No. 333-51293).

A(3)(b)(iv)       Specimen Agreement between The Manufacturers Life Insurance
                  Company of America and dealers. Incorporated by reference to
                  Exhibit A(3)(b)(iv) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (File
                  No. 333-51293).

A(5)(a)           Specimen Flexible Premium Variable Life Insurance Policy.
                  Incorporated by reference to Exhibit A(5)(a) to Post-Effective
                  Amendment No. 8 to the Registration Statement on Form S-6 filed February 19, 1999 (File No. 33-77256).

A(5)(a)(i)        Endorsement to Policy. Incorporated by reference to Exhibit
                  A(5)(a)(i) to Post-Effective Amendment No. 6 to the
                  Registration Statement on Form S-6 filed by The Manufacturers
                  Life Insurance Company of America on April 30, 1997 (File No.
                  33-77256).

A(6)(a)           Restated Articles of Redomestication of The Manufacturers Life
                  Insurance Company of America. Incorporated by reference to Exhibit (3)(a)(i) to Post-Effective Amendment No. 6 to the
                  Registration Statement on Form S-1 filed by The Manufacturers
                  Life Insurance Company of America on December 9, 1996 (file
                  No. 33-57020).

A(6)(b)           By-Laws of The Manufacturers Life Insurance Company of
                  America. Incorporated by reference to Exhibit (3)(b)(i) to Post-Effective Amendment No. 6 to the Registration Statement on Form S-1 filed by The Manufacturers Life Insurance Company of America on December 9, 1996 (file No. 33-57020).

A(8)(a)(i)        Service Agreement between The Manufacturers Life Insurance
                  Company and The Manufacturers Life Insurance Company of
                  America dated June 1, 1988. Incorporated by reference to
                  Exhibit A(8)(a)(i) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).

A(8)(a)(ii)       Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company
                  of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).

A(8)(a)(iii)      Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company
                  of America dated May 31, 1993. Incorporated by reference to
                  Exhibit A(8)(a)(iii) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).

A(8)(a)(iv)       Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company
                  of America dated June 30, 1993. Incorporated by reference to
                  Exhibit A(8)(a)(iv) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).

A(8)(a)(v)        Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company
                  of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).

A(8)(a)(vi)       Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company
                  of America dated May 31, 1998. Incorporated by reference to
                  Exhibit A(8)(a)(vi) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).

A(8)(b)           Specimen Stoploss Reinsurance Agreement between The
                  Manufacturers Life Insurance Company of America and The
                  Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(b) to the Initial Registration
                  Statement on Form S-6 filed October 29, 1998 (File No.
                  333-66303).

A(8)(c)(i)        Service Agreement between The Manufacturers Life Insurance
                  Company and ManEquity, Inc. dated January 2, 1991.
                  Incorporated by reference to Exhibit A(8)(c)(i) to
                  Pre-effective Amendment No. 1 to the Registration Statement on
                  Form S-6 filed August 28, 1998 (file No. 333-51293).

A(8)(c)(ii)       Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and ManEquity, Inc. dated March 1, 1994.
                  Incorporated by reference to Exhibit A(8)(c)(ii) to
                  Pre-effective Amendment No. 1 to the Registration Statement on
                  Form S-6 filed August 28, 1998 (file No. 333-51293).

A(10)             Specimen Application for Flexible Premium Variable Life
                  Insurance Policy. Incorporated by reference to Exhibit A(10) to Post Effective Amendment No. 3 to the Registration
                  Statement on Form S-6 filed by The Manufacturers Life
                  Insurance Company of America on April 26, 1996 (File No.
                  33-77256).

A(10)(a)          Specimen Application Supplement for Flexible Premium Variable
                  Life Insurance Policy. Incorporated by reference to Exhibit
                  A(10)(a) to Post Effective Amendment No. 5 to the Registration
                  Statement on Form S-6 filed by The Manufacturers Life
                  Insurance Company of America on December 23, 1996 (File No.
                  33-77256).

2.                See Exhibit 1.A(5)(a).

3.                Opinion and consent of James D. Gallagher, Esq., General
                  Counsel of The Manufacturers Life Insurance Company of
                  America. Incorporated by reference to Exhibit 3 to Post
                  Effective Amendment No. 5 to the Registration Statement on
                  Form S-6 filed by The Manufacturers Life Insurance Company of
                  America on December 23, 1996 (File No. 33-77256).

4. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

5.                Not applicable.

6.                Opinion and consent of Brian R. Koop, FSA, FCIA, MAAA, for The
                  Manufacturers Life Insurance Company of America. Filed herewith.

7.                Specimen notice of withdrawal right ("free look" notice).
                  Incorporated by reference to Exhibit 7 to Post-Effective
                  Amendment No. 8 to the Registration Statement on Form S-6 filed February 19, 1999 (File No. 33-77256).

8(a). Specimen notice of right of surrender while sales charge limitation applies (initial purchase). Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 filed February 19, 1999
                  (File No. 33-77256).

8(b).             Specimen notice of cancellation right (face amount increase).
                  Incorporated by reference to Exhibit 8(b) to Post-Effective
                  Amendment No. 8 to the Registration Statement on Form S-6 filed February 19, 1999 (File No. 33-77256).

8(c). Specimen notice of right of surrender while sales charge limitation applies (default). Incorporated by reference to
                  Exhibit 8(c) to Post-Effective Amendment No. 8 to the
                  Registration Statement on Form S-6 filed February 19, 1999
                  (File No. 33-77256).

9.                Memorandum Regarding Issuance, Face Amount Increase,
                  Redemption and Transfer Procedures for the Policies.
                  Incorporated by reference to Exhibit 9 to Post-Effective
                  Amendment No. 4 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on November 1, 1996 (File no. 33-77256)


10.               Consent of Ernst & Young LLP.  Filed herewith.

11.               Not applicable.


12                Power of Attorney. Incorporated by reference to Exhibit 12 to
                  Post Effective Amendment No. 10 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on February 28, 1997 (File No. 33-52310)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 the registrant, SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, and the depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, certify that the registrant meets all of the requirements for effectiveness of this amended registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of the depositor to be hereunto affixed and attested, all in the City of Toronto, Province of Ontario, Canada, on the 20th day of April, 1999.


                                       SEPARATE ACCOUNT THREE OF THE
                                       MANUFACTURERS LIFE INSURANCE
                                       COMPANY OF AMERICA
                                       (Registrant)


                                       By: THE MANUFACTURERS LIFE
                                       INSURANCE COMPANY OF AMERICA
                                       (Depositor)


                                       By: /s/ Donald A. Guloien
                                           ------------------------------------
                                       DONALD A. GULOIEN
                                       President

                                       THE MANUFACTURERS LIFE INSURANCE
                                       COMPANY OF AMERICA


                                       By: /s/ Donald A. Guloien
                                           ------------------------------------
                                       DONALD A. GULOIEN
                                       President


[SEAL]

Attest


/s/ James D. Gallagher
-----------------------------
JAMES D. GALLAGHER
Secretary

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of l933, this amended registration statement has been signed by the following persons in the capacities indicated on this 20th day of April, 1999.



Signature                                            Title
*                                                    Chairman and Director
----------------------------------
JOHN D. RICHARDSON


/s/ Donald A. Guloien                                President and Director
----------------------------------                   (Principal Executive Officer)
DONALD A. GULOIEN

*
----------------------------------
SANDRA M. COTTER                                     Director


/s/ James D. Gallagher                               Director
----------------------------------
JAMES D. GALLAGHER

*                                                    Director
----------------------------------
JAMES O'MALLEY

*                                                    Director
----------------------------------
JOSEPH J. PIETROSKI

*                                                    Director
----------------------------------
THEODORE KILKUSKIE, JR.


*                                                    Vice President, Finance
----------------------------------                   (Principal Financial
DOUGLAS H. MYERS                                     and Accounting Officer)


*/s/ James D. Gallagher
----------------------------------
JAMES D. GALLAGHER
  Pursuant to Power of Attorney

                                  EXHIBIT INDEX

Exhibit No.              Description
99.6.                    Opinion and Consent of Brian R. Koop,
                                 FSA, FCIA, MAAA

99.10.                   Opinion and Consent of Ernst & Young, LLP